RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                     Trustee

                               SERIES SUPPLEMENT,

                            DATED AS OF JULY 1, 2005,

                                       TO

                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT

                             DATED AS OF MAY 1, 2005

                       Mortgage Pass-Through Certificates

                                 Series 2005-S5



                                TABLE OF CONTENTS

                                                                                          PAGE


ARTICLE I         DEFINITIONS...............................................................5

        Section 1.01      Definitions.......................................................5

        Section 1.02      Use of Words and Phrases.........................................17

ARTICLE II        ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES18

        Section 2.01      Conveyance of Mortgage Loans.....................................18

        Section 2.02      Acceptance by Trustee.(See Section 2.02 of the Standard Terms)...18

        Section 2.03      Representations, Warranties and Covenants of the Master Servicer and the
                          Company..........................................................18

        Section 2.04      Representations and Warranties of Sellers........................21

        Section 2.05      Execution and Authentication of Certificates.....................21

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................22

        Section 3.01      Master Servicer to Act as Servicer...............................22

        Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                          of Subservicers' and Sellers' Obligations........................23

        Section 3.03      Successor Subservicers. (See Section 3.03 of the Standard Terms).24

        Section 3.04      Liability of the Master Servicer. (See Section 3.04 of the Standard Terms) 24

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders. (See Section 3.05 of the Standard Terms).....24

        Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee. (See Section
                          3.06 of the Standard Terms)......................................24

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.
                          (See Section 3.07 of the Standard Terms).........................24

        Section 3.08      Subservicing Accounts; Servicing Accounts........................24

        Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage Loans.
                          (See Section 3.09 of the Standard Terms).........................25

        Section 3.10      Permitted Withdrawals from the Custodial Account.................25

        Section 3.11      Maintenance of the Primary Insurance Policies; Collections Thereunder. (See
                          Section 3.11 of the Standard Terms)..............................27

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage. (See
                          Section 3.12 of the Standard Terms)..............................27

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                          Certain Assignments. (See Section 3.13 of the Standard Terms)....27

        Section 3.14      Realization Upon Defaulted Mortgage Loans........................27

        Section 3.15      Trustee to Cooperate; Release of Mortgage Files. (See Section 3.15 of the
                          Standard Terms)..................................................30

        Section 3.16      Servicing and Other Compensation; Compensating Interest. (See Section 3.16 of
                          the Standard Terms)..............................................30

        Section 3.17      Reports to the Trustee and the Company.(See Section 3.17 of the Standard
                          Terms)...........................................................30

        Section 3.18      Annual Statement as to Compliance. (See Section 3.18 of the Standard Terms)30

        Section 3.19      Annual Independent Public Accountants' Servicing Report. (See Section 3.19 of
                          the Standard Terms)..............................................30

        Section 3.20      Rights of the Company in Respect of the Master Servicer. (See Section 3.20 of
                          the Standard Terms)..............................................30

        Section 3.21      Administration of Buydown Funds. (See Section 3.21 of the Standard Terms)  30

        Section 3.22      Advance Facility. (See Section 3.22 of the Standard Terms).......30

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................31

        Section 4.01      Certificate Account.(See Section 4.01 of the Standard Terms).....31

        Section 4.02      Distributions....................................................31

        Section 4.03      Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting.(See Section 4.03 of the Standard Terms)...............40

        Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by the
                          Master Servicer..................................................40

        Section 4.05      Allocation of Realized Losses....................................40

        Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property.(See Section
                          4.06 of the Standard Terms)......................................42

        Section 4.07      Optional Purchase of Defaulted Mortgage Loans.(See Section 4.07 of the
                          Standard Terms)..................................................42

        Section 4.08      Surety Bond.(See Section 4.08 of the Standard Terms).............42

        Section 4.09      Rounding Account.................................................42

        Section 4.10      Principal Distributions on the Insured Certificates..............42

        Section 4.11      Reserve Fund.....................................................46

ARTICLE V         THE CERTIFICATES.........................................................48

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER......................................49

ARTICLE VII       DEFAULT..................................................................50

ARTICLE VIII      CONCERNING THE TRUSTEE...................................................51

ARTICLE IX        TERMINATION..............................................................52

        Section 9.01      Optional Purchase by Residential Funding of All Certificates; Termination
                          Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans  52

        Section 9.02      Additional Termination Requirements..............................53

        Section 9.03      Termination of Multiple REMICs...................................53

ARTICLE X         REMIC PROVISIONS.........................................................54

        Section 10.01     REMIC Administration.............................................54

        Section 10.02     Master Servicer; REMIC Administrator and Trustee Indemnification. (See
                          Section 10.02 of the Standard Terms).............................54

        Section 10.03     Designation of REMIC(s)..........................................54

        Section 10.04     Distributions on the Uncertificated Class A-V REMIC Regular
                          Interests .......................................................54

        Section 10.05     Compliance with Withholding Requirements.........................55

ARTICLE XI        MISCELLANEOUS PROVISIONS.................................................56

        Section 11.01     Amendment........................................................56

        Section 11.02     Recordation of Agreement, Counterparts...........................56

        Section 11.03     Limitation on Rights of Certificateholders.......................56

        Section 11.04     Governing Laws...................................................56

        Section 11.05     Notices..........................................................56

        Section 11.06     Required Notices to Rating Agency, the Certificate Insurer and
                          Subservicer .....................................................57

        Section 11.07     Severability of Provisions.......................................58

        Section 11.08     Supplemental Provisions for Resecuritization.....................58

        Section 11.09     Allocation of Voting Rights......................................58

        Section 11.10     No Petition......................................................58

ARTICLE XII       CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER........................58

        Section 12.01     Rights of the Certificate Insurer to Exercise Rights of Insured
                          Certificateholders...............................................58

        Section 12.02     Claims Upon the Certificate Policy; Certificate Insurance Account58

        Section 12.03     Effect of Payments by the Certificate Insurer; Subrogation.......60

        Section 12.04     Notices and Information to the Certificate Insurer...............60

        Section 12.05     Trustee to Hold Certificate Policy...............................60

        Section 12.06     Insurance Premium Payments.......................................61

        Section 12.07     Ratings..........................................................61

        Section 12.08     Third Party Beneficiaries........................................61


EXHIBITS

Exhibit One:       Mortgage Loan Schedule
Exhibit Two:       Schedule of Discount Fractions
Exhibit Three:     Information to be Included in
                   Monthly Distribution Date Statement
Exhibit Four:      Standard Terms of Pooling and Servicing
                   Agreement dated as of May 1, 2005
Exhibit Five:      Certificate Policy of Assured Guaranty Corp.

        This is a Series Supplement, dated as of July 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and U.S. BANK NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Rounding Account, the Reserve Fund and the Initial Monthly Payment Fund), as two real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                             AGGREGATE
                              INITIAL
                            CERTIFICATE                                                   FITCH/
 DESIGNATION      RATE        BALANCE             FEATURES(1)                 DATE       MOODY'S     DENOMINATIONS(2)

  Class A-1      5.25%        $3,500,000.00     Senior/Accrual/         July 25, 2035    AAA/Aaa       $25,000.00
                                                Fixed Rate
  Class A-2      5.15%       $27,000,000.00     Retail/Senior/Fixed     July 25, 2035    AAA/Aaa        $1,000.00
                                                Rate
  Class A-3      5.25%       $75,000,000.00     Senior/Accretion        July 25, 2035    AAA/Aaa       $25,000.00
                                                Directed/
                                                Fixed Rate
  Class A-4      5.25%      $103,478,929.00     Senior/Accretion        July 25, 2035    AAA/Aaa       $25,000.00
                                                Directed/
                                                Fixed Rate
  Class A-5      5.25%       $15,729,597.00     Super Senior/Lockout/   July 25, 2035    AAA/Aaa       $25,000.00
                                                Fixed Rate
  Class A-6      5.25%       $24,123,574.00     Senior/Lockout/Fixed    July 25, 2035    AAA/Aaa       $25,000.00
                                                Rate
  Class A-7      5.25%        $1,700,000.00     Senior                  July 25, 2035    AAA/Aa1       $25,000.00
                                                Support/Lockout/
                                                Fixed Rate
  Class A-8      0.03%        $        0.00(3)  Senior/Interest Only/   July 25, 2035    AAA/Aaa     $2,000,000.00
                                                Fixed Rate
  Class A-P      0.00%        $  472,373.58     Senior/Principal Only   July 25, 2035    AAA/Aaa        $25,000.00
  Class A-V    Variable       $        0.00(5)  Senior/Interest         July 25, 2035    AAA/Aaa     $2,000,000.00
               Rate(4)                          Only/Variable Rate
  Class R-I      5.25%        $       50.00     Senior/Residual/Fixed   July 25, 2035    AAA/Aaa          (6)
                                                Rate
 Class R-II      5.25%        $       50.00     Senior/Residual/Fixed   July 25, 2035    AAA/Aaa          (6)
                                                Rate
  Class M-1      5.25%        $3,744,900.00     Mezzanine/Fixed Rate    July 25, 2035     AA/NA        $25,000.00

  Class M-2      5.25%        $1,420,300.00     Mezzanine/Fixed Rate    July 25, 2035      A/NA       $250,000.00

  Class M-3      5.25%        $  774,700.00     Mezzanine/Fixed Rate    July 25, 2035     BBB/NA      $250,000.00
  Class B-1      5.25%        $  516,500.00     Subordinate/Fixed Rate  July 25, 2035     BB/NA       $250,000.00
  Class B-2      5.25%        $  387,400.00     Subordinate/Fixed Rate  July 25, 2035      B/NA       $250,000.00
  Class B-3      5.25%        $  387,363.57     Subordinate/Fixed Rate  July 25, 2035     NA/NA       $250,000.00


____________


(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-2, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3) The Class A-8 Certificates do not have a principal balance. For the purpose of calculating interest payments, interest on the Class A-8 Certificates will accrue on a notional amount equal to the Certificate Principal Balance of the Class A-2 Certificates immediately prior to the related distribution date.

(4)     The initial Pass-Through Rate on the Class A-V Certificates is 0.2393%.

(5) The Class A-V Certificates do not have a principal balance. For the purpose of calculating interest payments, interest on the Class A-V Certificates will accrue on a notional amount equal to the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to the related distribution date.

(6) Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $258,235,737.15

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date: The earlier of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-3 and Class A-4 Certificates is reduced to zero and (b) the Credit Support Depletion Date.

        Accrual Certificates:  The Class A-1 Certificates.

        Accrual Distribution Amount: With respect to any Distribution Date prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class A-1 Certificates that is added to the Certificate Principal Balance of the Class A-1 Certificates on such Distribution Date pursuant to Section 4.02(h).

        Additional Reimbursement Amount: With respect to any Distribution Date, the aggregate amount of all reasonable costs and expenses (including reasonable costs and expenses of counsel) incurred by the Certificate Insurer in connection with the enforcement, defense or preservation of any rights in respect of the transaction documentation or the Certificate Policy or the foreclosure against or sale of other disposition of any collateral or pursuit of any other remedies under the transaction documentation.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $100,000,

               over

               (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
        4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California, the State of Illinois, the State of Iowa or the City of St. Paul, Minnesota (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "U.S. Bank National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2005-S5" and which must be an Eligible Account.

        Certificate  Insurance  Account:  The  account  established  pursuant to
Section 12.02(b) of this Series Supplement.

        Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to the Insured Certificates under the Certificate Policy.

        Certificate  Insurer:   Assured  Guaranty  Corp.,  a  Maryland-domiciled
insurance company and a subsidiary of Assured Guaranty Ltd., or any successor thereto, as issuer of the Certificate Policy.

        Certificate Insurer Default: The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Certificate Policy in accordance with its terms.

        Certificate   Policy:   The  financial  guaranty  insurance  policy  No.
D-2005-53  issued  by  the  Certificate   Insurer  in  respect  of  the  Insured
Certificates, a copy of which is attached hereto as Exhibit Five.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for purposes of determining the Certificate Insurer's rights as subrogee to the Insured Certificateholders, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from Certificate Insurance Payments, unless such amounts have been reimbursed to the Certificate Insurer pursuant to
               Section 4.02(a)(xvi);

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-5 Lockout Amount: With respect to any Distribution Date, an amount equal to the product of (i) the Lockout Percentage for that Distribution Date, (ii) a fraction, the numerator of which is sum of $15,000,000 and the Certificate Principal Balance of the Class A-5 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates)) and (iii) the aggregate of the collections described in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B),
(C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the Class A-5 Lockout Amount shall be reduced by an amount equal to the product of such difference and the fraction described in clause (ii) above.

        Class A-6/A-7 Lockout Amount: With respect to any Distribution Date, an amount equal to the product of (i) the Lockout Percentage for that distribution date, (ii) a fraction, the numerator of which is sum of the aggregate Certificate Principal Balance of the Class A-6 Certificates and Class A-7 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) and (iii) the aggregate of the collections described in clauses (A), (B), (C),
(D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y), without application of the Senior Percentage or the Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the Class A-6/A-7 Lockout Amount shall be reduced by an amount equal to the product of such difference and the fraction described in clause (ii) above.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  July 28, 2005.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at U.S. Bank National Association, U.S. Bank Corporate Trust Services, 100 Wall Street, 16th Floor, New York, New York 10005,
Attention: Residential Funding Corporation Series 2005-S5.

        Cumulative  Insurance  Payments:  As of any time of  determination,  the aggregate of all Certificate Insurance Payments previously made by the Certificate Insurer under the Certificate Policy minus the aggregate of all payments previously made to the Certificate Insurer pursuant to Section 4.02(a)(xvi) of this Series Supplement as reimbursement for Certificate Insurance Payments.

        Cut-off Date:  July 1, 2005.

        Deficiency Amount: With respect to the Insured Certificates and as of any Distribution Date, an amount equal to the sum of (1) the excess of (a) the Accrued Certificate Interest on the Insured Certificates on that Distribution Date over (b) the Available Distribution Amount available to be distributed in respect of the Accrued Certificate Interest on the Insured Certificates on that Distribution Date pursuant to Section 4.02(a)(i) hereof, (2) any amount allocated to the Insured Certificates which reduces the Accrued Certificate Interest distributable to the Insured Certificateholders with respect to that Distribution Date pursuant to clause (ii), clause (iii), or, other than in respect of Relief Act Shortfalls, clause (iv) of the definition of Accrued Certificate Interest for the Insured Certificates, (3) the principal portion of any Realized Losses allocated to the Insured Certificates with respect to that Distribution Date pursuant to Section 4.05 hereof, and (4) the Certificate Principal Balance of the Insured Certificates, net of any Subsequent Recoveries added thereto pursuant to clause (ii) of the definition of Certificate Principal Balance for the Insured Certificates, to the extent unpaid on the Maturity Date for the Insured Certificates after taking into account all distributions of principal and allocations of Realized Losses to be made on that date pursuant to this Agreement.

        Deceased Holder: A Certificate Owner of an Insured Certificate who was a natural person living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository Participant evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate: 5.25% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the calendar month of such Distribution Date.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date, an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) prior to the second anniversary of the Cut-off Date, an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Individual Insured Certificate: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.

        Initial Monthly Payment Fund: $85,794.00 representing scheduled principal amortization and interest at the Net Mortgage Rate during the month of August 2005, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund". The Initial Monthly Payment Fund will not be part of any REMIC.

        Initial Notional Amount: With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

              Class M-1: 1.45%                Class B-1: 0.20%
              Class M-2: 0.55%                Class B-2: 0.15%
              Class M-3: 0.30%                Class B-3: 0.15%

        Insurance  Premium:   The  "Premium"  with  respect  to  the  Class  A-2
Certificates as set forth in the premium letter dated July 28, 2005 delivered by the Trust to the Certificate Insurer.

        Insured Certificateholder:  Any holder of an Insured Certificate.

        Insured Certificate:  The Class A-2 Certificates.

        Insured Payment: With respect to the Insured Certificates, as of any Distribution Date, the sum of (a) any Deficiency Amount for such Distribution Date, and (b) any Preference Amount.

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificates: Any one of the Class A-8 or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Living Owner: A Certificate Owner of an Insured Certificate other than a Deceased Holder.

        Lockout   Certificates:   The  Class  A-5,   Class  A-6  and  Class  A-7
Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in August 2010, 0%. For any Distribution Date occurring after the first five years following the Closing Date, a percentage determined as follows: (i) for any Distribution Date during the sixth year after the Closing Date, 30%; (ii) for any Distribution Date during the seventh year after the Closing Date, 40%; (iii) for any Distribution Date during the eighth year after the Closing Date, 60%; (iv) for any Distribution Date during the ninth year after the Closing Date, 80%; and (v) for any Distribution Date thereafter, 100%.

        Maturity Date: With respect to each Class of Certificates, July 25, 2035, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");
        (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");
        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-8 Certificates, an amount equal to the Certificate Principal Balance of the Class A-2 Certificates immediately prior to such date, and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V Certificates and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-Off Date). With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.2393% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-Off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Preference Amount: Any payment of principal or interest previously distributed by or on behalf of the Trust to a Certificateholder of an Insured Certificate which would have been covered under the Certificate Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment which has been deemed a preferential transfer and has been recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in August 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

        (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates is outstanding with a Certificate Principal Balance greater than zero:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a
               "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
               (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last business day of the month next preceding the month in which the related Distribution Date occurs.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

        REMIC I: The segregated pool of assets with respect to which a REMIC election is to be made, consisting of:

               (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv)   the  hazard  insurance   policies  and  Primary  Insurance
                      Policies, if any,

               (v)    the Initial Monthly Payment Fund, and

               (vi)   all proceeds of clauses (i) through (v) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        Relief Act: The Servicemembers Civil Relief Act, as amended, or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectable from the Mortgagor pursuant to the Relief Act.

        Reserve Fund: Any one or more segregated trust accounts established pursuant to Section 4.11 that are Eligible Accounts, which shall be titled
"Reserve Fund, U.S. Bank National Association, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2005-S5, Class A-2."

        Reserve Fund Deposit:  $20,000.

        Reserve Fund Withdrawal:  As defined in Section 4.11.

        Rounding Account: With respect to the Insured Certificates, the account created and maintained for such Insured Certificates pursuant to Section 4.09.

        Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

        Residential Funding:  Residential Funding Corporation.

        Scheduled Final Distribution Date:  July 25, 2035.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series
Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Series Supplement.

        Senior Support Certificates:  The Class A-7 Certificates.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,994,012 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.6% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates:  The Class A-5 Certificates.

        Super Senior Optimal Percentage: As to any Distribution Date on and after the Credit Support Depletion Date, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Super Senior Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Senior Certificates, other than the Class A-P Certificates, immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As to any Distribution Date on and after the Credit Support Depletion Date, an amount equal to the product of (a) the then applicable Super Senior Optimal Percentage and (b) the amounts described in Section 4.02(a)(ii)(Y).

        Trust Fund:  The segregated pool of assets consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv)   the Rounding Account,

        (v)    the Reserve Fund,

        (vi) the hazard insurance policies and Primary Insurance Policies, if any,

        (vii)  the Initial Monthly Payment Fund, and

        (viii) all proceeds of clauses (i) through (vii) above.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular

Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests, other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).


----------------------- --------------------------------- ------------------ --------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          W             Class A-2, Class A-8              5.18%                   $27,000,000.00
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          X             Class A-P                         0.00%                      $472,373.58
----------------------- --------------------------------- ------------------ --------------------
----------------------- --------------------------------- ------------------ --------------------
          Y             Class A-1, Class A-3, Class       5.25%                  $230,763,363.57
                        A-4, Class A-5, Class A-6,
                        Class A-7, Class R-II, Class
                        M-1, Class M-2, Class M-3,
                        Class B-1, Class B-2, Class B-3
----------------------- --------------------------------- ------------------ --------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 541 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 541, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular   Interests   Z:  Each  of  the  541
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 541 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                    ARTICLE II CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004,
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

        (b) - (h) (See Section 2.01(b) - (h) of the Standard Terms)

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders and the Certificate Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the Loan-to-Value

        Ratio is between 90.00% and 85.01%, and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 1.5% of the Mortgage Loans by aggregate Cut-off Date Principal Balance are secured by Mortgaged Properties located in any one zip code area in District of Columbia and no more than 1.0% of the Mortgage Loans by aggregate Cut-off Date Principal Balance are secured by Mortgaged Properties located in any one zip code area outside District of Columbia;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) No more than 15.91% of the Mortgage Loans by aggregate Cut-off Date Principal Balance were underwritten under a reduced loan documentation program;

(x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans is a Buydown Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv)   None of the Mortgage Loans are Cooperative Loans;

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note; and

(xviii) None of the  Mortgage  Loans  are  Pledged  Asset  Loans  or  Additional
        Collateral Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee, the Certificate Insurer or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04 Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05  Execution  and   Authentication   of   Certificates/Issuance   of
Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions shall be as set forth in this Agreement.

Section 2.07 Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08 Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms

Section 2.09   Agreement Regarding Ability to Disclose.

        The Company, the Master Servicer and the Trustee hereby agree, notwithstanding any other express or implied agreement to the contrary, that any and all Persons, and any of their respective employees, representatives, and other agents may disclose, immediately upon commencement of discussions, to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. For purposes of this paragraph, the terms "tax treatment" and "tax structure" are defined under Treasury Regulation ss. 1.6011-4(c).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and in the case of the Mortgage Loans being subserviced by Wells Fargo, such procedures that comply with applicable federal, state and local law and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service loans of the same type as the Mortgage Loans in the jurisdiction in which the related Mortgaged Property is located, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Certificate Insurer and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     (See Section 3.01(b) - (c) of the Standard Terms)

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed; provided that, the Subservicing Agreement between the Master Servicer and Wells Fargo will be upon such terms and conditions as are consistent with this Agreement and as the Master Servicer and the Subservicer have agreed, which may not be consistent with the Program Guide. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) (See Section 3.02(b) of the Standard Terms)

Section 3.03   Successor Subservicers. (See Section 3.03 of the Standard Terms)

Section 3.04 Liability of the Master Servicer. (See Section 3.04 of the Standard Terms)

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders. (See Section 3.05 of the Standard Terms)

Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee. (See Section 3.06 of the Standard Terms)

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account. (See Section 3.07 of the Standard Terms)

Section 3.08   Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis, or with respect to the Mortgage Loans subserviced by Wells Fargo, within two (2) Business Days of receipt, all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the

Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) (See Section 3.08(b) - (d) of the Standard Terms)

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans. (See Section 3.09 of the Standard Terms)

Section 3.10   Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Certificate Insurer as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(xi) to reimburse or pay any Subservicer any such amounts as are due thereto under the applicable Subservicing Agreement and have not been retained by or paid to the Subservicer, to the extent provided in the related Subservicing Agreement.

(b)     (See Section 3.10(b) - (c) of the Standard Terms)

Section 3.11  Maintenance  of  the  Primary  Insurance   Policies;   Collections
        Thereunder. (See Section 3.11 of the Standard Terms)

Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage. (See Section 3.12 of the Standard Terms)

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments. (See Section 3.13 of the Standard Terms)

Section 3.14   Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide, as applicable; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes and/or the Certificate Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders and the Certificate Insurer. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that
(i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) (See Section 3.14(b) - (c) of the Standard Terms)

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii) and, in the case of Wells Fargo as a Subservicer, to reimburse such Subservicer for any Subservicing Fees payable therefrom; second, to the Certificateholders (including, without duplication, any interest amounts due to the Certificate Insurer as subrogee of the Insured Certificateholders) to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders (including, without duplication, any principal amounts due to the Certificate Insurer as subrogee of the Insured Certificateholders) as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) (See Section 3.14(e) of the Standard Terms)

Section 3.15 Trustee to Cooperate; Release of Mortgage Files. (See Section 3.15 of the Standard Terms)

Section 3.16  Servicing  and Other  Compensation;  Compensating  Interest.  (See
        Section 3.16 of the Standard Terms)

Section 3.17 Reports to the Trustee and the Company.(See Section 3.17 of the Standard Terms)

Section 3.18 Annual Statement as to Compliance. (See Section 3.18 of the Standard Terms)

Section 3.19 Annual  Independent  Public  Accountants'  Servicing  Report.  (See
        Section 3.19 of the Standard Terms)

Section 3.20  Rights of the  Company in Respect  of the  Master  Servicer.  (See
        Section 3.20 of the Standard Terms)

Section 3.21 Administration of Buydown Funds. (See Section 3.21 of the Standard Terms)

Section 3.22   Advance Facility. (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                   PAYMENTS TO

                               CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

(a)     On each  Distribution  Date,  (x) the Master  Servicer  on behalf of the
        Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute (I) to the Certificate Insurer, the Insurance Premium, (II) to the Master Servicer or a sub-servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a sub-servicer pursuant to Section 4.02(a)(iii) below, (III) to the Certificate Insurer, in the case of a distribution pursuant to Section 4.02(a)(xvi) or (xviii) below, the amount required to be distributed to the Certificate Insurer pursuant to
        Section 4.02(a)(xvi)or (xviii) below, and (IV) to each Certificateholder of record on the next preceding Record Date (other than as provided in
        Section 9.01 respecting the final distribution), either (1) in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or
        (2) if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount (net of the Insurance Premium) together (where indicated below) with, as to the Insured Certificates, any Reserve Fund Withdrawal pursuant to Section 4.11 of this Series Supplement and any Insured Payment pursuant to Section 12.02 of this Series Supplement:

(i) to the Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on the Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

(ii) (X) to the Class A-P Certificates, the Class A-P Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through Section 4.02(b)(iv), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution

        Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date;

(E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

(F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii),
        (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
        (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi)   to   the   Certificate    Insurer,    as   subrogee   of   the   Insured
        Certificateholders, an amount equal to any outstanding Cumulative Insurance Payments;

(xvii) to the Senior Certificates, in the priority set forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, together with Insured Payments pursuant to Section 12.02 herein, any Reserve Fund withdrawals pursuant to Section 4.11 herein and Rounding Account withdrawals all with respect to the Insured Certificates, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates;

(xviii) to  the  Certificate   Insurer,  an  amount  equal  to  any  outstanding
        Additional Reimbursement Amount; and (xix) to the Class R Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F)            the   related   Discount   Fraction   of  the   portion   of  the
               Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

               (ii) the Accrual Distribution Amount shall be distributed concurrently to the Class A-3 Certificates and Class A-4 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

               (iii) the Senior Principal Distribution Amount shall be distributed concurrently, to the Class A-6 Certificates and Class A-7 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; in amount equal to the Class A-6/A-7 Lockout Amount;

               (iv) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (iii) above shall be distributed concurrently, to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

               (v) the  balance  of the  Senior  Principal  Distribution  Amount remaining after the distribution, if any, described in clause (iv) above shall be distributed to the Class A-5 Certificates, until the
        Certificate Principal Balance thereof has been reduced to zero, in amount equal to the Class A-5 Lockout Amount;

               (vi) in the case of any Distribution Date on and after August 2008, an amount equal to the lesser of (a) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (v) above and (b) $27,000 shall be distributed to the Class A-2 Certificates, in reduction of the Certificate Principal Balance thereof;

               (vii) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (vi) above shall be distributed concurrently, to the Class A-3 Certificates and Class A-4 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

               (viii) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (vii) above shall be distributed to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (ix) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (viii) above shall be distributed to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (x) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (ix) above shall be distributed to the Class A-5 Certificates, without regard to the Class A-5 Lockout Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

               (xi) the balance of the Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (x) above shall be distributed to the Class A-6 Certificates and Class A-7 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, without regard to the Class A-6/A-7 Lockout Amount, until the Certificate Principal Balances thereof have been reduced to zero.

(c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) of this Series Supplement in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein; provided, however, that until reduction of the Certificate Principal Balance of the Senior Support Certificates to zero, the aggregate amount distributable to the Super Senior Certificates and Senior Support Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among such Senior Certificates in the following priority: first, to the Super Senior Certificates, up to an amount equal to the Accrued Certificate Interest on the Super Senior Certificates; second, to the Super Senior Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Senior Support Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Senior Support Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining
Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of

Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Series Supplement or applicable law.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on a future Distribution Date, the Master Servicer shall, no later than 60 days prior to such final distribution, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, mail to each Holder of such Class of Certificates and, in the case of Insured Certificates, to the Certificate Insurer, a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        (h) On each Distribution Date preceding the Accretion Termination Date, the Accrued Certificate Interest that would otherwise be distributed to the Class A-1 Certificates will be added to the Certificate Principal Balance of the Class A-1 Certificates and will be distributed to the holders of the Class A Certificates and Class A-4 Certificates as distributions of principal pursuant to Section 4.02(b)(ii) in reduction of the Certificate Principal Balance of the Class A Certificates and Class A-4 Certificates. Any distributions of the Accrual Distribution Amount to the Class A Certificates and Class A-4 Certificates will reduce the Certificate Principal Balance of the Class A-3

Certificates and Class A-4 Certificates by such amount. The amount that is added to the Certificate Principal Balance of the Class A-1 Certificates will accrue interest at a rate of 5.25% per annum. On each Distribution Date on or after the Accretion Termination Date, the entire Accrued Certificate Interest on the Class A-1 Certificates for such date will be payable to the holders of the Class A-1 Certificates, as interest.

        (i) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Certificate Owners of the Insured Certificates as set forth in Section 4.10. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates the aggregate amount available for such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed, pro rata, to the holders of the Class R-I and Class R-II Certificates.

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-V Certificates and Class A-P Certificates) in the case of the principal portion of such loss on a pro rata basis and among all of the Senior Certificates (other than the Class A-P Certificates) in the case of the interest portion of such loss on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below; provided, however, that such Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance of the Senior Support Certificates is reduced to zero.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See
        Section 4.06 of the Standard Terms)

Section 4.07 Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

Section 4.09   Rounding Account.

        No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, U.S. Bank National Association, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2005-S5, Class A-2." On the Closing Date, Bear, Stearns & Co. Inc. shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

        The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay the Rounding Amount to the Holders of the Insured Certificates pursuant to Section 4.02(i). In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(i).

Section 4.10   Principal Distributions on the Insured Certificates.

        Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Insured Certificates and at the request of Living Owners of such Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

        (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, such distributions will be made in the following priority among the Certificate Owners of the Insured Certificates:

        (i) any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

        (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request. Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clause (i) above and this clause (ii) up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Insured Certificates until all such requests have been honored. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates presented in accordance with the provisions of this clause (ii) will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) above have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in
Section 4.10(c). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 4.10(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of the Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.10(c) on the Depository's participant terminal system.

        Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus, with respect to the Insured Certificates, any amounts available for distribution from the Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

        To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of the Insured Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account with respect to the Insured Certificates), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 4.10(d).

        (b) An Insured Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.10 if the death of the Certificate Owner thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Insured Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Certificate Owner of the Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate beneficial interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Insured Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.10(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 4.10(a).

        (c) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the Deceased Holder and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

        The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate
Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.10(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to Section 4.04 and shall notify the Depository as to the amount of the Senior Principal

Distribution amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.10(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

        Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

        Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

        In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.10, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

        (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of the Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.10(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on any such Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the letter of representations dated the Closing Date among the Company, the Trustee and the Depository.

        (e) Notwithstanding any provisions herein to the contrary, on any Distribution Date on which (i) any Realized Losses are allocated to the Insured Certificates and (ii) a Certificate Insurer Default has occurred and/or is continuing, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata on the basis of their respective Percentage Interests with the respect to the Insured Certificates among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.10 or mandatory distributions by Random Lot.

        (f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.01 of the Standard Terms, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of such Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 4.10.

Section 4.11   Reserve Fund.

        No later than the Closing Date, the Trustee will establish and maintain the Reserve Fund. On the Closing Date Bear, Stearns & Co. Inc. shall deposit with the Trustee, and the Trustee shall deposit into the Reserve Fund, cash in an amount equal to the Reserve Fund Deposit.

        The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a), the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls otherwise allocable to the Insured Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) of the Standard Terms), and to the extent of funds on deposit in the Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Reserve Fund Withdrawal").

        For federal income tax purposes, Bear, Stearns & Co. Inc. shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom.

        Notwithstanding anything herein to the contrary, the Reserve Fund shall not be an asset of any REMIC. The Reserve Fund shall be invested in Permitted Investments at the written direction of Bear, Stearns & Co. Inc. All income and gain realized from investment of funds deposited in the Reserve Fund shall be deposited in the Reserve Fund for the sole use and exclusive benefit of the Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Reserve Fund by Bear, Stearns & Co. Inc. out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to Bear, Stearns & Co. Inc. To the extent that the Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC and (2) it shall be owned by Bear, Stearns & Co. Inc., all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations. The Reserve Fund may not be owned by more than one Person and for all federal tax purposes, any amounts transferred by any REMIC to the Reserve Fund will be treated as amounts distributed by any REMIC to Bear, Stearns & Co. Inc.

ARTICLE V


                                THE CERTIFICATES

                      (SEE ARTICLE V OF THE STANDARD TERMS)

ARTICLE VI



                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII


                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII


                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX


                                   TERMINATION

Section 9.01 Optional Purchase by Residential Funding of All Certificates; Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Certificate Insurer and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by Residential Funding of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by Residential Funding shall also include any amounts owed by Residential Funding pursuant to
        Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of Residential Funding to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by Residential Funding, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans pursuant to Section 3.10. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to Residential Funding the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut off Date Principal Balance of the Mortgage Loans, Residential Funding shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates (including, without duplication, any amounts due to the Certificate Insurer as subrogee of the Insured Certificateholders) plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b)     (See Section 9.01(b) - (f) of the Standard Terms)

Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03  Termination  of Multiple  REMICs.  (Section  9.03 of the  Standard
        Terms)

ARTICLE X


                                REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03  Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets (including the Mortgage Loans) described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund, the Rounding Account and the Reserve Fund) as a REMIC ("REMIC I") and shall make an election to treat the pool of assets composed of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residential interests" in REMIC I for purposes of the REMIC Provisions (as defined in the Standard Terms) under the federal income tax law.

        The Class A-1,  Class A-2,  Class A-3,  Class A-4, Class A-5, Class A-6,
Class A-7, Class A-8, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined above) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to
Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04 Distributions on the Uncertificated Class A-V REMIC Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

(i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

(ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under
        Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

(b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest W, (ii) Uncertificated REMIC I Regular Interest X and (iii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

(c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

(d) In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

(i)     Realized Losses  allocated to the Class A-V  Certificates  under Section
        4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests Z pro-rata according to the respective amounts of
        Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC II Regular Interests Z for the Distribution Date for which such allocation is being made in the absence of such allocation;

(ii) Realized Losses allocated to the Class A-2 and Class A-8 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

(iii)   Realized Losses  allocated to the Class A-P  Certificates  under Section
        4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

(iv) Realized Losses allocated to the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

(v) Realized Losses allocated to the Uncertificated REMIC II Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

(e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

(f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with
        Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02 Recordation of Agreement, Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03 Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04  Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

           Recipient                                        Address

Company                          8400 Normandale Lake Boulevard
                                 Suite 250, Minneapolis, Minnesota 55437,
                                 Attention: President

Master Servicer                  2255 N. Ontario Street, Suite 400
                                 Burbank, California 91504-2130,
                                 Attention: Managing Director/Master Servicing
Trustee                          The Corporate Trust Office:
                                 U.S. Bank National Association
                                 U.S. Bank Corporate Trust Services
                                 100 Wall Street
                                 16th Floor
                                 New York, New York  10005
                                 Attention:  Residential Funding Corporation
                                 Series 2005-S5

                                 with a copy to:

                                 U.S. Bank Corporate Trust Services
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, Minnesota 55107-2292
                                 Attention:  Residential Funding Corporation
                                 Series 2005-S5

Fitch Ratings                    One State Street Plaza
                                 New York, New York 10004
Moody's                          99 Church Street
                                 New York, New York 10007
Certificate Insurer              1325 Avenue of the Americas
                                 New York, New York  10019
                                 Attention:  Risk Management Department
                                 (RFMSI Series 2005-S5 Trust; Policy No.
                                 D-2005-53)

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06 Required Notices to Rating Agency, the Certificate Insurer and Subservicer.

        The Company,  the Master Servicer or the Trustee,  as applicable,  shall
(i) notify each Rating Agency, the Certificate Insurer and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c), (d),
(g), (h), (i) or (j) below or (ii) provide a copy to each Rating Agency, the Certificate Insurer and Subservicer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) a  change  in the  location  of the  Custodial  Account  or the  Certificate
Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i) the occurrence of the Final Distribution Date,

(j) the repurchase of or substitution for any Mortgage Loan, and

(k) any Certificate Insurer Default that has not been cured,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08 Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09  Allocation of Voting Rights.

        97.0% of all Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and the Residual Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests; 1.0% of all Voting Rights shall be allocated among the Holders of the Class A-8 Certificates in accordance with their respective Percentage Interests, and 0.50% and 0.50% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in accordance with their respective Percentage Interests.

Section 11.10  No Petition.

        The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund or, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

ARTICLE XII

                CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

Section 12.01 Rights of the Certificate Insurer to Exercise Rights of Insured Certificateholders.

        By accepting its Certificate, each Insured Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

Section 12.02 Claims Upon the Certificate Policy; Certificate Insurance Account.

(a) If, on the Business Day next preceding the Determination Date, the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i) are insufficient to pay the Accrued Certificate Interest for such

Distribution Date; provided however, Accrued Certificate Interest on the Insured Certificates will be deemed to include any portion of the amounts allocated to such Certificates described in clauses (ii) through (iv) (other than Relief Act Shortfalls) of the definition thereof (in each case, to the extent such shortfalls are not covered by the subordination provided by the Class M Certificates and Class B Certificates) on such Distribution Date, (ii) the principal portion of any Realized Loss will be allocated to the Insured Certificates on such Distribution Date or (iii) the funds available on the Maturity Date will be insufficient to reduce the Certificate Principal Balance, net of any Subsequent Recoveries added thereto, of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 11:00 a.m. New York City time on the Business Day next preceding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the Certificate Policy and stating the amount to be drawn and stating the Insured Payment for the Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Certificate Policy, to the Certificate Insurer and any fiscal agent appointed by the Certificate Insurer at or before 12:00 noon, New York City time, on such Determination Date. If, subsequent to such notice, and prior to payment by the Certificate Insurer or any fiscal agent on behalf of the Certificate Insurer pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify the Certificate Insurer and any fiscal agent appointed by the Certificate Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

(b) The Trustee shall establish a separate segregated trust account for the benefit of Holders of the Insured Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Policy in the Certificate Insurance Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Insured Payment for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Insured Certificates in accordance with Section 4.02 or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the Certificate Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the Certificate Insurance Account shall not be invested by the Master Servicer or any other Person.

        On any Distribution Date with respect to which a claim has been made under the Certificate Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Policy, to the extent required to make the Insured Payment on such Distribution Date, shall be withdrawn from the Certificate Insurance Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02, directly to the payment in full of the Insured Payment due on the Insured Certificates. Any funds remaining in the Certificate Insurance Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

(c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Certificate Insurance Account in respect of the Insured Certificates from moneys received under the Certificate Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

(d) In accordance with the terms of the Certificate Policy, any claim on the Certificate Policy in respect of a Preference Amount shall require the Trustee, upon receiving notice in respect of such Preference Amount, with the cooperation of the Master Servicer, and if applicable, subject to the cooperation of a Holder receiving such order, to obtain a certified copy of the order requiring the return of a preference payment, an opinion of counsel satisfactory to the Certificate Insurer that the order is final and not subject to appeal, and other documentation as required by the Certificate Policy. Any such opinion of counsel shall be provided at the sole expense of the Bear, Stearns & Co. Inc.

Section 12.03  Effect of Payments by the Certificate Insurer; Subrogation.

        Anything  herein to the contrary  notwithstanding,  for purposes of this
Section 12.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Master Servicer, the Company and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Master Servicer, the Company, the Trustee or the Certificate Registrar, to the extent the Certificate Insurer or any fiscal agent on behalf of the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Insured Certificateholder, the Master Servicer, the Company and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

        The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

Section 12.04  Notices and Information to the Certificate Insurer.

(a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto, to the Rating Agencies or to the Certificateholders (including the statement, certificate and report described in Sections 3.17, 3.18 and 3.19, respectively, of the Standard Terms) shall also be sent or made available, as applicable, to the Certificate Insurer by the party responsible for delivering such statement, certificate or report.

(b) The Master Servicer shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans and to all books, records, accounts, information and other matters relating to the Certificates or this Agreement.

Section 12.05  Trustee to Hold Certificate Policy.

        The Trustee will hold the Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Policy, nor the amounts paid on the Certificate Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Policy. The Trustee shall surrender the Certificate Policy to the Certificate Insurer for cancellation upon the payment in full of the Insured Certificates. To the extent that the Certificate Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of any REMIC and (2) it shall be owned by the Certificate Insurer, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

Section 12.06  Insurance Premium Payments.

(a) The Insurance Premium paid under this Agreement shall be nonrefundable, and the right of the Certificate Insurer to receive any Insurance Premium payable hereunder shall be absolute and unconditional, in each case without regard to whether the Certificate Insurer or any fiscal agent on behalf of the Certificate Insurer makes any payment under the Certificate Policy or any other circumstances relating to the Insured Certificates or the Certificate Policy (including payment or any provision being made for payment of the Insured Certificateholders prior to the final date for distribution in respect of the Insured Certificates under this Agreement).

        The Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall pay the Insurance Premium and all other amounts payable to the Certificate Insurer under this Agreement, and the Trustee shall pay to the Certificate Insurer, upon direction of the Master Servicer and receipt of funds sufficient for such payment, any amounts payable to the Certificate Insurer under the Certificate Policy and not payable by the Master Servicer hereunder, in each case in immediately available funds by wire transfer to such account as the Certificate Insurer shall designate by notice, and in the lawful currency of the United States of America.

Section 12.07  Ratings.

        The parties hereto agree that references in this Agreement or in the Standard Terms to ratings on the Certificates or interests of the Certificateholders shall be determined without regard to the Certificate Policy.

Section 12.08  Third Party Beneficiaries.

        The Certificate Insurer shall be an express third-party beneficiary of this Agreement to the extent of its express subrogation rights, its rights to receive the Insurance Premium pursuant to Section 4.02(a) and its other express rights set forth in this Agreement and shall have the right to enforce the related provisions of this Agreement as if it were a party hereto.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                               RESIDENTIAL         FUNDING
                                                     MORTGAGE SECURITIES I, INC.

Attest:                                         By:
        Name: Mark White                             Name: Heather Anderson
        Title:                                       Title:   Vice President

[Seal] RESIDENTIAL FUNDING CORPORATION


Attest:                                         By:
        Name: Heather Anderson                       Name: Mark White
        Title:   Associate                           Title:   Associate

[Seal]                                                            U.S.      BANK
                                                                  NATIONAL
                                                                  ASSOCIATION as
                                                                  Trustee

Attest:                                         By:
        Name:                                        Name:
        Title:                                       Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the 27th day of May, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ---------------- before me, a notary public in and for said State, personally appeared ----------------, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ______________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

               On the -------------------, 2005 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a(n) __________________ of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking entity and acknowledged to me that such banking entity executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________

[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE
Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9706695       E22/G01     F                  232,000.00         ZZ
                          360                230,310.15         1
                          6.2500             1428.46            80
                          6.0000             1428.46
DORCHESTER    MA 02124    1                  12/02/04           00
0421977158                01                 01/01/05           0.0000
0421977158                O                  12/01/34
0

9751304       Y21/G01     F                  1,000,000.00       ZZ
                          360                997,955.91         1
                          5.8750             5915.38            55
                          5.6250             5915.38
CARLSBAD      CA 92008    2                  04/19/05           00
0439249467                05                 06/01/05           0.0000
205093124                 O                  05/01/35
0

9751376       Y21/G01     F                  390,000.00         ZZ
                          360                389,257.97         1
                          6.2500             2401.30            52
                          6.0000             2401.30
SAN DIEGO     CA 92122    5                  04/20/05           00
0439265562                05                 06/01/05           0.0000
205294413                 O                  05/01/35
0

9763504       F28/G01     F                  521,000.00         ZZ
                          360                519,436.23         1
                          6.0000             3123.66            84
                          5.7500             3123.66
SAINT PAUL    MN 55116    2                  03/21/05           14
0439264052                05                 05/01/05           12.0000
2730460                   O                  04/01/35
0

9763546       F28/G01     F                  540,000.00         ZZ
                          360                538,787.09         1
                          5.3750             3023.85            80
                          5.1250             3023.85
SHAWNEE       KS 66226    2                  04/18/05           00
0439262486                05                 06/01/05           0.0000
2766837                   O                  05/01/35
0

9763626       F28/G01     F                  416,000.00         TX
                          360                414,442.43         1
                          6.0000             2494.14            80
                          5.7500             2494.14
AUSTIN        TX 78717    5                  03/23/05           00
0439261843                03                 05/01/05           0.0000
3003913                   O                  04/01/35
0

9763720       F28/G01     F                  385,000.00         ZZ
                          360                384,194.14         1
                          5.7500             2246.76            80
                          5.5000             2246.76
BRANDYWINE    MD 20613    5                  04/04/05           00
0439263682                05                 06/01/05           0.0000
3071522                   O                  05/01/35
0

9763722       F28/G01     F                  1,500,000.00       ZZ
                          360                1,497,006.01       1
                          6.0000             8993.26            56
                          5.7500             8993.26
MERCER ISLAND WA 98040    1                  04/06/05           00
0439265273                05                 06/01/05           0.0000
2944523                   O                  05/01/35
0

9763740       F28/G01     F                  446,000.00         ZZ
                          360                445,088.34         1
                          5.8750             2638.26            74
                          5.6250             2638.26
TOPSFIELD     MA 01983    5                  04/20/05           00
0439264383                05                 06/01/05           0.0000
2958442                   O                  05/01/35
0

9763850       F28/G01     F                  1,330,000.00       ZZ
                          360                1,327,408.02       1
                          6.1250             8081.23            61
                          5.8750             8081.23
TOWN AND COUNTMO 63131    2                  04/04/05           00
0439262452                03                 06/01/05           0.0000
3314098                   O                  05/01/35
0

9779100       696/G01     F                  416,850.00         ZZ
                          360                416,404.36         1
                          5.6250             2399.62            80
                          5.3750             2399.62
CENTREVILLE   VA 20120    1                  05/11/05           00
0439274127                03                 07/01/05           0.0000
23305132                  O                  06/01/35
0

9782076       Y21/G01     F                  560,000.00         ZZ
                          360                559,468.65         1
                          6.2500             3448.02            80
                          6.0000             3448.02
PORTLAND      OR 97210    1                  05/06/05           00
0439348608                05                 07/01/05           0.0000
205241484                 O                  06/01/35
0

9782094       Y21/G01     F                  1,200,000.00       ZZ
                          360                1,198,833.67       1
                          6.1250             7291.33            60
                          5.8750             7291.33
TARZANA AREA  CA 91356    5                  05/06/05           00
0439337460                03                 07/01/05           0.0000
205312144                 O                  06/01/35
0

9782114       Y21/G01     F                  424,000.00         ZZ
                          360                423,567.70         1
                          5.8750             2508.13            80
                          5.6250             2508.13
WARWICK TOWNSHPA 18929    1                  05/09/05           00
0439344722                05                 07/01/05           0.0000
205341250                 O                  06/01/35
0

9782210       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.1250             5104.17            79
                          5.8750             5104.17
WASHINGTON    DC 20009    2                  05/12/05           00
0439314998                05                 07/01/05           0.0000
32605068                  O                  06/01/35
0

9782216       696/G01     F                  1,000,000.00       ZZ
                          360                999,004.49         1
                          6.0000             5995.51            75
                          5.7500             5995.51
COLUMBIA      MD 21044    2                  05/11/05           00
0439315144                05                 07/01/05           0.0000
10005045                  O                  06/01/35
0

9782218       696/G01     F                  376,500.00         ZZ
                          360                376,116.14         1
                          5.8750             2227.14            60
                          5.6250             2227.14
ARLINGTON     VA 22207    5                  05/09/05           00
0439318742                05                 07/01/05           0.0000
40105193                  O                  06/01/35
0

9782224       696/G01     F                  410,000.00         ZZ
                          360                409,581.99         1
                          5.8750             2425.30            25
                          5.6250             2425.30
WASHINGTON    DC 20016    1                  05/11/05           00
0439319724                05                 07/01/05           0.0000
25605137                  O                  06/01/35
0

9784731       E22/U57     F                  470,000.00         ZZ
                          360                467,456.73         1
                          6.0000             2817.89            63
                          5.7500             2817.89
YARDLEY       PA 19067    5                  01/21/05           00
0422869503                05                 03/01/05           0.0000
0422869503                O                  02/01/35
0

9785586       696/G01     F                  385,500.00         ZZ
                          360                385,500.00         1
                          6.0000             1927.50            78
                          5.7500             1927.50
POTOMAC FALLS VA 20165    1                  05/18/05           00
0439332578                09                 07/01/05           0.0000
25505039                  O                  06/01/35
0

9786714       696/G01     F                  425,000.00         ZZ
                          360                424,556.28         1
                          5.7500             2480.18            64
                          5.5000             2480.18
LEESBURG      VA 20175    1                  05/19/05           00
0439335878                03                 07/01/05           0.0000
26605065                  O                  06/01/35
0

9787890       696/G01     F                  400,000.00         ZZ
                          360                399,601.80         1
                          6.0000             2398.20            71
                          5.7500             2398.20
LORTON        VA 22079    1                  05/20/05           00
0439337809                09                 07/01/05           0.0000
80105004                  O                  06/01/35
0

9787904       696/G01     F                  516,000.00         ZZ
                          360                515,473.92         1
                          5.8750             3052.33            53
                          5.6250             3052.33
ROCKVILLE     MD 20853    1                  05/18/05           00
0439337023                05                 07/01/05           0.0000
30305039                  O                  06/01/35
0

9788934       696/G01     F                  500,000.00         ZZ
                          360                499,465.47         1
                          5.6250             2878.28            56
                          5.3750             2878.28
WASHINGTON    DC 20015    1                  05/24/05           00
0439344888                05                 07/01/05           0.0000
32605105                  O                  06/01/35
0

9788952       696/G01     F                  457,500.00         ZZ
                          360                457,033.55         1
                          5.8750             2706.29            65
                          5.6250             2706.29
SOUTH RIDING  VA 20152    2                  05/20/05           00
0439340647                03                 07/01/05           0.0000
23305145                  O                  06/01/35
0

9789160       286/286     F                  401,250.00         TX
                          360                399,562.19         1
                          5.7500             2341.59            75
                          5.5000             2341.59
FORT WORTH    TX 76109    5                  02/10/05           00
0003891002                05                 04/01/05           0.0000
0003891002                O                  03/01/35
0

9789162       286/286     F                  942,500.00         TX
                          360                940,573.44         1
                          5.8750             5575.25            65
                          5.6250             5575.25
DALLAS        TX 75205    5                  04/20/05           00
0003902125                05                 06/01/05           0.0000
0003902125                O                  05/01/35
0

9789164       286/286     F                  412,000.00         TX
                          360                411,177.65         1
                          6.0000             2470.15            80
                          5.7500             2470.15
ALLEN         TX 75013    5                  04/08/05           00
0003927508                03                 06/01/05           0.0000
0003927508                O                  05/01/35
0

9789170       286/286     F                  460,000.00         TX
                          360                458,805.12         1
                          6.7500             2983.56            37
                          6.5000             2983.56
THE WOODLANDS TX 77380    5                  03/16/05           00
0003988819                03                 05/01/05           0.0000
0003988819                O                  04/01/35
0

9789172       286/286     F                  741,300.00         TX
                          360                739,753.19         1
                          6.2500             4564.32            65
                          6.0000             4564.32
DALLAS        TX 75229    5                  04/18/05           00
0003994785                05                 06/01/05           0.0000
0003994785                O                  05/01/35
0

9789174       286/286     F                  400,000.00         TX
                          360                399,238.95         1
                          6.2500             2462.87            68
                          6.0000             2462.87
AUSTIN        TX 78731    5                  04/25/05           00
0003996899                05                 06/01/05           0.0000
0003996899                O                  05/01/35
0

9789176       286/286     F                  472,500.00         TX
                          360                471,328.18         1
                          5.8750             2795.02            75
                          5.6250             2795.02
HOUSTON       TX 77081    5                  04/29/05           00
0004007130                05                 06/01/05           0.0000
0004007130                O                  05/01/35
0

9789178       286/286     F                  150,000.00         TX
                          360                149,721.42         1
                          6.3750             935.80             62
                          6.1250             935.80
TYLER         TX 75707    5                  04/15/05           00
0004009440                05                 06/01/05           0.0000
0004009440                O                  05/01/35
0

9789180       286/286     F                  950,000.00         TX
                          360                948,235.54         1
                          6.3750             5926.77            50
                          6.1250             5926.77
DALLAS        TX 75225    5                  04/27/05           00
0004011522                05                 06/01/05           0.0000
0004011522                O                  05/01/35
0

9789184       286/286     F                  960,000.00         TX
                          360                958,900.00         1
                          6.1250             5833.07            75
                          5.8750             5833.07
DALLAS        TX 75230    5                  05/13/05           00
0004039715                05                 07/01/05           0.0000
0004039715                O                  06/01/35
0

9789186       286/286     F                  359,600.00         TX
                          360                358,914.93         1
                          6.2500             2214.12            41
                          6.0000             2214.12
UNIVERSITY PARTX 75225    5                  04/25/05           00
0004046188                05                 06/01/05           0.0000
0004046188                O                  05/01/35
0

9791264       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          5.7500             4791.67            71
                          5.5000             4791.67
OAKTON        VA 22124    1                  05/20/05           00
0439346370                03                 07/01/05           0.0000
21305059                  O                  06/01/35
0

9791980       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          5.8750             4895.83            65
                          5.6250             4895.83
GREAT FALLS   VA 22066    1                  05/25/05           00
0439348731                03                 07/01/05           0.0000
25105098                  O                  06/01/35
0

9798176       696/G01     F                  385,000.00         ZZ
                          360                384,607.48         1
                          5.8750             2277.42            71
                          5.6250             2277.42
ALEXANDRIA    VA 22307    5                  05/25/05           00
0439352865                05                 07/01/05           0.0000
24605089                  O                  06/01/35
0

9798182       696/G01     F                  400,000.00         ZZ
                          360                399,592.18         1
                          5.8750             2366.15            49
                          5.6250             2366.15
BETHESDA      MD 20817    1                  05/31/05           00
0439355868                05                 07/01/05           0.0000
31105083                  O                  06/01/35
0

9798186       696/G01     F                  416,000.00         T
                          360                415,575.87         1
                          5.8750             2460.80            80
                          5.6250             2460.80
WASHINGTON    DC 20009    1                  05/27/05           00
0439356247                01                 07/01/05           0.0000
31805092                  O                  06/01/35
0

9798194       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          5.8750             4895.83            79
                          5.6250             4895.83
ARLINGTON     VA 22205    1                  05/26/05           00
0439350943                05                 07/01/05           0.0000
30205046                  O                  06/01/35
0

9798764       696/G01     F                  300,000.00         ZZ
                          360                299,694.14         1
                          5.8750             1774.61            58
                          5.6250             1774.61
WASHINGTON    DC 20009    1                  05/27/05           00
0439358409                08                 07/01/05           0.0000
26205129                  O                  06/01/35
0

9811884       696/G01     F                  475,450.00         ZZ
                          360                474,965.25         1
                          5.8750             2812.47            64
                          5.6250             2812.47
ALEXANDRIA    VA 22309    2                  05/23/05           00
0439374042                05                 07/01/05           0.0000
10005049                  O                  06/01/35
0

9811902       696/G01     F                  400,000.00         ZZ
                          360                399,592.18         1
                          5.8750             2366.15            67
                          5.6250             2366.15
WASHINGTON    DC 20016    5                  05/27/05           00
0439365206                05                 07/01/05           0.0000
32705084                  O                  06/01/35
0

9811910       696/G01     F                  600,000.00         ZZ
                          360                599,373.56         1
                          5.7500             3501.44            72
                          5.5000             3501.44
ARLINGTON     VA 22205    1                  06/02/05           00
0439363342                05                 07/01/05           0.0000
22605053                  O                  06/01/35
0

9814586       696/G01     F                  543,600.00         ZZ
                          360                543,600.00         1
                          5.7500             3172.30            80
                          5.5000             3172.30
ARLINGTON     VA 22203    1                  06/03/05           00
0439372640                05                 08/01/05           0.0000
26505103                  O                  07/01/35
0

9814590       696/G01     F                  490,400.00         ZZ
                          360                490,400.00         1
                          6.0000             2452.00            80
                          5.7500             2452.00
SPRINGFIELD   VA 22153    1                  06/06/05           00
0439367905                03                 08/01/05           0.0000
21705084                  O                  07/01/35
0

9814600       696/G01     F                  420,000.00         ZZ
                          360                420,000.00         1
                          5.8750             2056.25            65
                          5.6250             2056.25
MCLEAN        VA 22101    5                  05/18/05           00
0439372236                05                 07/01/05           0.0000
80105062                  O                  06/01/35
0

9815104       F28/G01     F                  578,265.00         ZZ
                          360                577,025.70         1
                          5.6250             3328.82            79
                          5.3750             3328.82
PRIOR LAKE    MN 55372    1                  04/27/05           00
0439433426                05                 06/01/05           0.0000
2057351                   O                  05/01/35
0

9815106       F28/G01     F                  444,200.00         ZZ
                          360                442,801.98         1
                          5.7500             2592.24            80
                          5.5000             2592.24
FT MITCHELL   KY 41017    1                  03/29/05           00
0439425166                05                 05/01/05           0.0000
2212251                   O                  04/01/35
0

9815112       F28/G01     F                  1,000,000.00       ZZ
                          360                998,004.00         1
                          6.0000             5995.51            56
                          5.7500             5995.51
MCLEAN        VA 22102    5                  04/12/05           00
0439446436                05                 06/01/05           0.0000
2518966                   O                  05/01/35
0

9815114       F28/G01     F                  424,000.00         ZZ
                          360                420,745.61         1
                          5.3750             2374.28            71
                          5.1250             2374.28
CITY OF ALEXANVA 22304    2                  03/25/05           00
0439452368                09                 05/01/05           0.0000
2681085                   O                  04/01/35
0

9815132       F28/G01     F                  419,000.00         ZZ
                          360                418,022.48         1
                          5.7500             2445.17            54
                          5.5000             2445.17
MILFORD       CT 06460    5                  04/05/05           00
0439433541                05                 06/01/05           0.0000
2785698                   O                  05/01/35
0

9815140       F28/G01     F                  580,000.00         ZZ
                          360                578,086.71         1
                          5.5000             3293.18            69
                          5.2500             3293.18
LA JOLLA      CA 92037    2                  03/21/05           00
0439438516                01                 05/01/05           0.0000
2823107                   O                  04/01/35
0

9815142       F28/G01     F                  980,000.00         ZZ
                          360                976,264.47         1
                          5.1250             5335.98            72
                          4.8750             5335.98
MIAMI BEACH   FL 33140    5                  03/08/05           00
0439441148                05                 05/01/05           0.0000
2833678                   O                  04/01/35
0

9815146       F28/G01     F                  460,000.00         ZZ
                          360                457,746.65         1
                          5.5000             2611.83            80
                          5.2500             2611.83
WEST PALM BEACFL 33407    1                  03/15/05           00
0439436668                05                 05/01/05           0.0000
2858081                   O                  04/01/35
0

9815154       F28/G01     F                  650,000.00         ZZ
                          360                648,573.82         1
                          5.5000             3690.63            69
                          5.2500             3690.63
NEWTON        NJ 07860    5                  03/30/05           00
0439441304                05                 06/01/05           0.0000
2891395                   O                  05/01/35
0

9815176       F28/G01     F                  676,000.00         ZZ
                          360                674,445.81         1
                          5.2500             3732.90            80
                          5.0000             3732.90
TOWN OF WESTPOCT 06880    5                  04/05/05           00
0439457060                05                 06/01/05           0.0000
2969241                   O                  05/01/35
0

9815178       F28/G01     F                  400,000.00         ZZ
                          360                399,142.74         1
                          5.6250             2302.63            72
                          5.3750             2302.63
SCARBOROUGH   ME 04074    1                  04/29/05           00
0439433483                05                 06/01/05           0.0000
2970346                   O                  05/01/35
0

9815186       F28/G01     F                  1,250,000.00       ZZ
                          360                1,247,444.88       1
                          5.8750             7394.23            30
                          5.6250             7394.23
SADDLE RIVER  NJ 07458    5                  04/29/05           00
0439432584                05                 06/01/05           0.0000
3041129                   O                  05/01/35
0

9815212       F28/G01     F                  563,900.00         ZZ
                          360                562,662.73         1
                          5.5000             3201.76            71
                          5.2500             3201.76
OVERLAND PARK KS 66221    1                  04/06/05           00
0439435066                05                 06/01/05           0.0000
3230532                   O                  05/01/35
0

9815224       F28/G01     F                  450,000.00         ZZ
                          360                449,123.02         1
                          6.1250             2734.25            60
                          5.8750             2734.25
WASHINGTON    DC 20009    1                  04/29/05           00
0439442609                01                 06/01/05           0.0000
3286066                   O                  05/01/35
0

9815226       F28/G01     F                  590,000.00         ZZ
                          360                588,735.54         1
                          5.6250             3396.38            75
                          5.3750             3396.38
SEATTLE       WA 98115    1                  04/25/05           00
0439441270                05                 06/01/05           0.0000
3294934                   O                  05/01/35
0

9815238       F28/G01     F                  525,000.00         ZZ
                          360                523,874.85         1
                          5.6250             3022.20            54
                          5.3750             3022.20
SEATLLE       WA 98105    2                  04/11/05           00
0439425877                05                 06/01/05           0.0000
3320699                   O                  05/01/35
0

9815244       F28/G01     F                  977,000.00         ZZ
                          360                975,002.92         1
                          5.8750             5779.33            62
                          5.6250             5779.33
SEATTLE       WA 98112    2                  04/21/05           00
0439425489                05                 06/01/05           0.0000
3349631                   O                  05/01/35
0

9815258       F28/G01     F                  500,000.00         ZZ
                          360                498,977.96         1
                          5.8750             2957.69            68
                          5.6250             2957.69
VALENCIA      CA 91354    1                  04/11/05           00
0439434531                03                 06/01/05           0.0000
3366130                   O                  05/01/35
0

9815284       F28/G01     F                  432,000.00         T
                          360                431,116.94         1
                          5.8750             2555.45            80
                          5.6250             2555.45
TEMPE         AZ 85284    1                  04/25/05           00
0439430539                03                 06/01/05           0.0000
3461097                   O                  05/01/35
0

9815302       F28/G01     F                  392,300.00         ZZ
                          360                391,478.86         1
                          5.7500             2289.36            71
                          5.5000             2289.36
REDMOND       WA 98052    1                  04/25/05           00
0439439530                05                 06/01/05           0.0000
3504856                   O                  05/01/35
0

9815314       F28/G01     F                  392,000.00         ZZ
                          360                391,198.72         1
                          5.8750             2318.83            70
                          5.6250             2318.83
SAN DIEGO     CA 92111    5                  04/25/05           00
0439446295                05                 06/01/05           0.0000
3534240                   O                  05/01/35
0

9815318       F28/G01     F                  880,000.00         ZZ
                          360                879,102.79         1
                          5.8750             5205.54            66
                          5.6250             5205.54
BELLEVUE      WA 98006    2                  05/04/05           00
0439446097                05                 07/01/05           0.0000
3551038                   O                  06/01/35
0

9815322       F28/G01     F                  999,950.00         T
                          360                998,930.50         1
                          5.8750             5915.09            56
                          5.6250             5915.09
DUCK          NC 27949    1                  05/12/05           00
0439432253                03                 07/01/05           0.0000
3580649                   O                  06/01/35
0

9815326       F28/G01     F                  420,000.00         ZZ
                          360                419,571.79         1
                          5.8750             2484.46            62
                          5.6250             2484.46
SAN DIEGO     CA 92129    5                  05/06/05           00
0439441817                05                 07/01/05           0.0000
3634299                   O                  06/01/35
0

9815334       F28/G01     F                  436,000.00         ZZ
                          360                435,555.47         1
                          5.8750             2579.11            80
                          5.6250             2579.11
CHINO HILLS   CA 91709    1                  05/03/05           00
0439434333                03                 07/01/05           0.0000
3732919                   O                  06/01/35
0

9816092       956/956     F                  510,000.00         ZZ
                          360                508,241.26         1
                          5.5000             2895.72            68
                          5.2500             2895.72
FRESNO        CA 93711    5                  03/02/05           00
215020085                 05                 05/01/05           0.0000
215020085                 O                  04/01/35
0

9816094       956/956     F                  420,000.00         ZZ
                          360                418,614.54         1
                          5.5000             2384.71            56
                          5.2500             2384.71
OAKLAND       CA 94611    5                  03/08/05           00
215020089                 05                 05/01/05           0.0000
215020089                 O                  04/01/35
0

9816106       956/956     F                  446,000.00         ZZ
                          360                444,562.87         1
                          5.6250             2567.43            72
                          5.3750             2567.43
VALLEY SPRINGSCA 95252    2                  03/23/05           00
215030041                 05                 05/01/05           0.0000
215030041                 O                  04/01/35
0

9816110       956/956     F                  395,000.00         ZZ
                          360                393,695.28         1
                          5.6250             2273.84            76
                          5.3750             2273.84
TRACY         CA 95376    5                  03/08/05           00
315020119                 05                 05/01/05           0.0000
315020119                 O                  04/01/35
0

9816112       956/956     F                  557,500.00         ZZ
                          360                555,660.96         1
                          5.5000             3165.42            68
                          5.2500             3165.42
TUCSON        AZ 85745    5                  03/22/05           00
415030004                 05                 05/01/05           0.0000
415030004                 O                  04/01/35
0

9816114       956/956     F                  384,000.00         ZZ
                          360                382,638.87         1
                          5.8750             2271.51            61
                          5.6250             2271.51
PEORIA        AZ 85383    5                  03/25/05           00
415030054                 03                 05/01/05           0.0000
415030054                 O                  04/01/35
0

9816116       956/956     F                  402,250.00         ZZ
                          360                401,408.05         1
                          5.7500             2347.42            80
                          5.5000             2347.42
GOODYEAR      AZ 85338    1                  04/01/05           00
415030111                 03                 06/01/05           0.0000
415030111                 O                  05/01/35
0

9816160       956/956     F                  452,000.00         ZZ
                          360                450,508.96         1
                          5.5000             2566.41            78
                          5.2500             2566.41
SAN JOSE      CA 95124    2                  03/09/05           00
715030018                 05                 05/01/05           0.0000
715030018                 O                  04/01/35
0

9816186       956/956     F                  395,000.00         ZZ
                          360                393,684.94         1
                          5.8750             2336.57            63
                          5.6250             2336.57
SEWELL        NJ 08080    5                  03/16/05           00
915020105                 05                 05/01/05           0.0000
915020105                 O                  04/01/35
0

9816190       956/956     F                  562,500.00         ZZ
                          360                560,771.09         1
                          5.8750             3327.40            75
                          5.6250             3327.40
HIGHLAND      MI 48357    2                  03/18/05           00
915020177                 01                 05/01/05           0.0000
915020177                 O                  04/01/35
0

9816192       956/956     F                  392,000.00         ZZ
                          360                390,665.79         1
                          5.7500             2287.61            59
                          5.5000             2287.61
RARITAN TWP.  NJ 08822    2                  03/04/05           00
915020188                 05                 05/01/05           0.0000
915020188                 O                  04/01/35
0

9816194       956/956     F                  550,000.00         ZZ
                          360                548,227.77         1
                          5.6250             3166.11            37
                          5.3750             3166.11
FAIR HAVEN    NJ 07704    5                  03/18/05           00
915020216                 05                 05/01/05           0.0000
915020216                 O                  04/01/35
0

9816200       956/956     F                  500,000.00         ZZ
                          360                498,426.40         1
                          5.7500             2917.86            71
                          5.5000             2917.86
MADISON       NJ 07940    2                  03/25/05           00
915030055                 05                 05/01/05           0.0000
915030055                 O                  04/01/35
0

9816212       956/956     F                  450,000.00         ZZ
                          360                448,550.00         1
                          5.6250             2590.45            41
                          5.3750             2590.45
SAN FRANCISCO CA 94115    2                  03/10/05           00
1115020359                01                 05/01/05           0.0000
1115020359                O                  04/01/35
0

9816216       956/956     F                  575,000.00         ZZ
                          360                573,103.21         1
                          5.5000             3264.79            45
                          5.2500             3264.79
SEDONA        AZ 86351    2                  03/03/05           00
1115020388                05                 05/01/05           0.0000
1115020388                O                  04/01/35
0

9816218       956/956     F                  435,000.00         ZZ
                          360                433,598.30         1
                          5.6250             2504.11            75
                          5.3750             2504.11
PHOENIX       AZ 85054    5                  03/01/05           00
1115020439                03                 05/01/05           0.0000
1115020439                O                  04/01/35
0

9816222       956/956     F                  540,000.00         ZZ
                          360                538,218.68         1
                          5.5000             3066.06            58
                          5.2500             3066.06
BETHESDA      MD 20814    2                  03/18/05           00
1115020525                05                 05/01/05           0.0000
1115020525                O                  04/01/35
0

9816228       956/956     F                  426,200.00         ZZ
                          360                424,826.67         1
                          5.6250             2453.45            78
                          5.3750             2453.45
KANSAS CITY   MO 64113    2                  03/09/05           00
1115020790                03                 05/01/05           0.0000
1115020790                O                  04/01/35
0

9816238       956/956     F                  470,000.00         ZZ
                          360                467,928.04         1
                          5.5000             2668.61            78
                          5.2500             2668.61
CHICAGO       IL 60614    2                  02/21/05           00
1115030419                01                 04/01/05           0.0000
1115030419                O                  03/01/35
0

9816242       956/956     F                  578,500.00         ZZ
                          360                576,658.37         1
                          5.7500             3375.97            71
                          5.5000             3375.97
REDMOND       WA 98052    1                  03/22/05           00
1115030602                05                 05/01/05           0.0000
1115030602                O                  04/01/35
0

9816248       956/956     F                  494,000.00         ZZ
                          360                492,093.50         1
                          5.6250             2843.74            66
                          5.3750             2843.74
CARNATION     WA 98014    5                  03/11/05           00
1315020077                05                 05/01/05           0.0000
1315020077                O                  04/01/35
0

9816250       956/956     F                  480,000.00         ZZ
                          360                478,416.59         1
                          5.5000             2725.39            59
                          5.2500             2725.39
SEATTLE       WA 98122    2                  03/21/05           00
1315020080                05                 05/01/05           0.0000
1315020080                O                  04/01/35
0

9816254       956/956     F                  420,000.00         ZZ
                          360                418,709.07         1
                          5.8750             2484.46            62
                          5.6250             2484.46
LAGUNA NIGUEL CA 92677    5                  03/04/05           00
1515010053                03                 05/01/05           0.0000
1515010053                O                  04/01/35
0

9816256       956/956     F                  500,000.00         ZZ
                          360                498,350.62         1
                          5.5000             2838.95            62
                          5.2500             2838.95
SAN MARCOS    CA 92078    5                  03/07/05           00
1515020085                03                 05/01/05           0.0000
1515020085                O                  04/01/35
0

9816268       956/956     F                  420,000.00         ZZ
                          360                418,646.65         1
                          5.6250             2417.76            80
                          5.3750             2417.76
VISTA         CA 92081    1                  03/11/05           00
1515020142                03                 05/01/05           0.0000
1515020142                O                  04/01/35
0

9816272       956/956     F                  598,400.00         ZZ
                          360                596,331.81         1
                          5.2500             3304.39            63
                          5.0000             3304.39
TORRANCE      CA 90505    5                  03/18/05           00
1515030029                05                 05/01/05           0.0000
1515030029                O                  04/01/35
0

9816278       956/956     F                  528,150.00         ZZ
                          360                526,407.77         1
                          5.5000             2998.78            79
                          5.2500             2998.78
UNIVERSITY PARTX 75225    2                  03/15/05           00
1615020063                05                 05/01/05           0.0000
1615020063                O                  04/01/35
0

9816280       956/956     F                  415,000.00         ZZ
                          360                413,662.77         1
                          5.6250             2388.97            75
                          5.3750             2388.97
PORTLAND      OR 97229    2                  03/09/05           00
1715020068                03                 05/01/05           0.0000
1715020068                O                  04/01/35
0

9816282       956/956     F                  416,000.00         ZZ
                          360                414,627.73         1
                          5.5000             2362.00            80
                          5.2500             2362.00
PORTLAND      OR 97232    1                  03/10/05           00
1715020080                05                 05/01/05           0.0000
1715020080                O                  04/01/35
0

9816288       956/956     F                  650,000.00         ZZ
                          360                597,169.55         1
                          5.6250             3741.77            78
                          5.3750             3741.77
WINNETKA      IL 60093    1                  03/31/05           00
1815010336                05                 05/01/05           0.0000
1815010336                O                  04/01/35
0

9816292       956/956     F                  430,000.00         ZZ
                          360                428,581.55         1
                          5.5000             2441.49            65
                          5.2500             2441.49
SAN DIEGO     CA 92106    5                  03/16/05           00
1815010368                05                 05/01/05           0.0000
1815010368                O                  04/01/35
0

9816294       956/956     F                  400,000.00         ZZ
                          360                398,711.09         1
                          5.6250             2302.63            67
                          5.3750             2302.63
ROCKLIN       CA 95765    5                  03/08/05           00
1815020141                05                 05/01/05           0.0000
1815020141                O                  04/01/35
0

9816302       956/956     F                  416,200.00         ZZ
                          360                414,858.91         1
                          5.6250             2395.88            51
                          5.3750             2395.88
LOS ANGELES   CA 90035    2                  03/23/05           00
1815020305                05                 05/01/05           0.0000
1815020305                O                  04/01/35
0

9816306       956/956     F                  381,000.00         ZZ
                          360                379,713.47         1
                          5.3750             2133.49            65
                          5.1250             2133.49
RANCHO CUCAMONCA 91701    5                  03/04/05           00
1915020058                05                 05/01/05           0.0000
1915020058                O                  04/01/35
0

9816314       956/956     F                  408,000.00         ZZ
                          360                406,323.86         1
                          5.8750             2413.47            80
                          5.6250             2413.47
BOUNTIFUL     UT 84010    2                  02/24/05           00
2215020084                05                 04/01/05           0.0000
2215020084                O                  03/01/35
0

9816318       956/956     F                  438,000.00         ZZ
                          360                436,555.14         1
                          5.5000             2486.92            57
                          5.2500             2486.92
LISLE         IL 60532    1                  03/18/05           00
2315020098                05                 05/01/05           0.0000
2315020098                O                  04/01/35
0

9816320       956/956     F                  528,000.00         ZZ
                          360                526,298.64         1
                          5.6250             3039.47            79
                          5.3750             3039.47
NORTHBROOK    IL 60062    2                  03/18/05           00
2315020099                05                 05/01/05           0.0000
2315020099                O                  04/01/35
0

9816326       956/956     F                  440,000.00         ZZ
                          360                438,582.21         1
                          5.6250             2532.89            65
                          5.3750             2532.89
LITTLETON     CO 80123    1                  03/18/05           00
2415020161                05                 05/01/05           0.0000
2415020161                O                  04/01/35
0

9816334       956/956     F                  400,000.00         ZZ
                          360                398,622.21         1
                          5.6250             2302.63            80
                          5.3750             2302.63
BELMONT       MA 02478    1                  03/18/05           00
2815030008                05                 05/01/05           0.0000
2815030008                O                  04/01/35
0

9816336       956/956     F                  518,000.00         ZZ
                          360                516,863.44         1
                          5.5000             2941.15            79
                          5.2500             2941.15
BOXFORD       MA 01921    1                  04/05/05           00
2815030016                05                 06/01/05           0.0000
2815030016                O                  05/01/35
0

9816338       956/956     F                  512,000.00         ZZ
                          360                498,273.35         1
                          5.7500             2987.89            48
                          5.5000             2987.89
NORWELL       MA 02061    2                  03/29/05           00
2815030040                05                 05/01/05           0.0000
2815030040                O                  04/01/35
0

9816340       956/956     F                  394,000.00         ZZ
                          360                392,730.43         1
                          5.6250             2268.09            44
                          5.3750             2268.09
REDDING       CT 06896    2                  03/30/05           00
2815030057                05                 05/01/05           0.0000
2815030057                O                  04/01/35
0

9816354       956/956     F                  600,000.00         ZZ
                          360                598,111.66         1
                          5.7500             3501.44            67
                          5.5000             3501.44
CINCINNATI    OH 45243    1                  03/28/05           00
3315020157                05                 05/01/05           0.0000
3315020157                O                  04/01/35
0

9816356       956/956     F                  450,000.00         ZZ
                          360                448,550.00         1
                          5.6250             2590.45            80
                          5.3750             2590.45
FARMINGTON    CT 06032    2                  03/14/05           00
3415020111                05                 05/01/05           0.0000
3415020111                O                  04/01/35
0

9816358       956/956     F                  440,000.00         ZZ
                          360                438,615.22         1
                          5.7500             2567.72            80
                          5.5000             2567.72
AVON          CT 06001    1                  03/15/05           00
3415020120                05                 05/01/05           0.0000
3415020120                O                  04/01/35
0

9816362       956/956     F                  465,600.00         ZZ
                          360                464,099.71         1
                          5.6250             2680.26            80
                          5.3750             2680.26
BELMONT       MA 02478    1                  03/14/05           00
3415030025                05                 05/01/05           0.0000
3415030025                O                  04/01/35
0

9816368       956/956     F                  393,750.00         ZZ
                          360                392,396.59         1
                          5.7500             2297.82            75
                          5.5000             2297.82
LAS VEGAS     NV 89129    5                  03/07/05           00
3715020091                03                 05/01/05           0.0000
3715020091                O                  04/01/35
0

9816370       956/956     F                  479,200.00         ZZ
                          360                477,691.86         1
                          5.7500             2796.48            80
                          5.5000             2796.48
INCLINE VILLAGNV 89451    1                  03/30/05           00
3715030016                05                 05/01/05           0.0000
3715030016                O                  04/01/35
0

9816378       956/956     F                  460,000.00         ZZ
                          360                458,552.27         1
                          5.7500             2684.44            80
                          5.5000             2684.44
CHARLOTTE     NC 28204    1                  03/22/05           00
3915030030                05                 05/01/05           0.0000
3915030030                O                  04/01/35
0

9816380       956/956     F                  431,200.00         ZZ
                          360                429,842.91         1
                          5.7500             2516.37            80
                          5.5000             2516.37
RALEIGH       NC 27612    1                  03/31/05           00
3915030032                03                 05/01/05           0.0000
3915030032                O                  04/01/35
0

9816382       956/956     F                  555,000.00         ZZ
                          360                553,211.66         1
                          5.6250             3194.89            70
                          5.3750             3194.89
SAINT PETERSBUFL 33704    5                  03/15/05           00
4115030009                05                 05/01/05           0.0000
4115030009                O                  04/01/35
0

9816384       956/956     F                  487,500.00         ZZ
                          360                485,162.77         1
                          5.6250             2806.32            72
                          5.3750             2806.32
LORTON        VA 22079    2                  03/03/05           00
4415010056                03                 05/01/05           0.0000
4415010056                O                  04/01/35
0

9816388       956/956     F                  450,000.00         ZZ
                          360                447,105.58         1
                          5.7500             2626.08            60
                          5.5000             2626.08
REISTERSTOWN  MD 21136    2                  03/02/05           00
4415020095                05                 05/01/05           0.0000
4415020095                O                  04/01/35
0

9816390       956/956     F                  475,000.00         ZZ
                          360                473,406.22         1
                          5.5000             2697.00            66
                          5.2500             2697.00
ROCKVILLE     MD 20852    5                  03/10/05           00
4415020199                05                 05/01/05           0.0000
4415020199                O                  04/01/35
0

9816404       956/956     F                  535,000.00         ZZ
                          360                532,641.49         1
                          5.5000             3037.67            79
                          5.2500             3037.67
WESTPORT      CT 06880    2                  02/25/05           00
5415020080                05                 04/01/05           0.0000
5415020080                O                  03/01/35
0

9816406       956/956     F                  460,000.00         ZZ
                          360                457,972.13         1
                          5.5000             2611.83            74
                          5.2500             2611.83
BRENTWOOD     TN 37027    1                  02/24/05           00
5415020093                05                 04/01/05           0.0000
5415020093                O                  03/01/35
0

9816408       956/956     F                  434,500.00         ZZ
                          360                432,584.56         1
                          5.5000             2467.04            63
                          5.2500             2467.04
WESTPORT      CT 06880    2                  02/25/05           00
5415020099                05                 04/01/05           0.0000
5415020099                O                  03/01/35
0

9816410       956/956     F                  455,000.00         ZZ
                          360                453,040.56         1
                          5.6250             2619.24            75
                          5.3750             2619.24
DAVIDSON      NC 28036    2                  02/24/05           00
5415020100                03                 04/01/05           0.0000
5415020100                O                  03/01/35
0

9816412       956/956     F                  449,700.00         ZZ
                          360                447,670.78         1
                          5.3750             2518.19            80
                          5.1250             2518.19
WAXHAW        NC 28173    1                  02/24/05           00
5415020111                03                 04/01/05           0.0000
5415020111                O                  03/01/35
0

9816414       956/956     F                  545,000.00         ZZ
                          360                543,202.19         1
                          5.5000             3094.45            71
                          5.2500             3094.45
NASHVILLE     TN 37205    2                  03/10/05           00
5415020129                05                 05/01/05           0.0000
5415020129                O                  04/01/35
0

9816416       956/956     F                  420,000.00         ZZ
                          360                418,581.77         1
                          5.3750             2351.88            78
                          5.1250             2351.88
WELLINGTON    FL 33414    2                  03/11/05           00
5415030017                03                 05/01/05           0.0000
5415030017                O                  04/01/35
0

9816418       956/956     F                  390,000.00         ZZ
                          360                388,512.11         1
                          5.5000             2214.38            61
                          5.2500             2214.38
GREENSBORO    NC 27455    2                  03/15/05           00
5415030025                03                 05/01/05           0.0000
5415030025                O                  04/01/35
0

9816420       956/956     F                  540,500.00         ZZ
                          360                538,798.93         1
                          5.7500             3154.21            50
                          5.5000             3154.21
SILVER SPRING MD 20905    2                  03/29/05           00
5415030072                03                 05/01/05           0.0000
5415030072                O                  04/01/35
0

9816422       956/956     F                  424,800.00         ZZ
                          360                423,463.05         1
                          5.7500             2479.02            80
                          5.5000             2479.02
SEATTLE       WA 98115    1                  03/24/05           00
5415030101                05                 05/01/05           0.0000
5415030101                O                  04/01/35
0

9816424       956/956     F                  571,000.00         ZZ
                          360                569,776.26         1
                          5.6250             3287.00            70
                          5.3750             3287.00
RESTON        VA 20194    1                  04/04/05           00
5415040005                03                 06/01/05           0.0000
5415040005                O                  05/01/35
0

9816428       956/956     F                  417,600.00         ZZ
                          360                415,801.64         1
                          5.6250             2403.94            80
                          5.3750             2403.94
RENTON        WA 98059    1                  02/24/05           00
5515020045                05                 04/01/05           0.0000
5515020045                O                  03/01/35
0

9816430       956/956     F                  440,000.00         ZZ
                          360                438,105.17         1
                          5.6250             2532.89            69
                          5.3750             2532.89
MAPLE GROVE   MN 55311    2                  02/18/05           00
5715020002                05                 04/01/05           0.0000
5715020002                O                  03/01/35
0

9816434       956/956     F                  446,000.00         ZZ
                          360                444,562.87         1
                          5.6250             2567.43            65
                          5.3750             2567.43
EDINA         MN 55439    5                  03/04/05           00
5715020053                05                 05/01/05           0.0000
5715020053                O                  04/01/35
0

9816440       956/956     F                  470,000.00         ZZ
                          360                467,288.34         1
                          5.6250             2705.59            54
                          5.3750             2705.59
MINNETRISTA   MN 55364    2                  03/23/05           00
5715020076                05                 05/01/05           0.0000
5715020076                O                  04/01/35
0

9816442       956/956     F                  410,000.00         ZZ
                          360                408,678.89         1
                          5.6250             2360.19            75
                          5.3750             2360.19
LINO LAKES    MN 55014    2                  03/22/05           00
5715020077                05                 05/01/05           0.0000
5715020077                O                  04/01/35
0

9816448       956/956     F                  522,000.00         ZZ
                          360                519,644.54         1
                          5.3750             2923.05            72
                          5.1250             2923.05
AVON          CT 06001    2                  02/23/05           00
6515010037                05                 04/01/05           0.0000
6515010037                O                  03/01/35
0

9816454       956/956     F                  583,600.00         ZZ
                          360                581,674.84         1
                          5.5000             3313.62            80
                          5.2500             3313.62
TOWNSHIP OF HANJ 07950    1                  03/11/05           00
6515020036                05                 05/01/05           0.0000
6515020036                O                  04/01/35
0

9816456       956/956     F                  425,000.00         ZZ
                          360                422,893.23         1
                          5.5000             2413.10            56
                          5.2500             2413.10
BOROUGH OF NORNJ 07006    2                  03/11/05           00
6515020051                05                 05/01/05           0.0000
6515020051                O                  04/01/35
0

9816458       956/956     F                  426,000.00         ZZ
                          360                424,594.74         1
                          5.5000             2418.78            70
                          5.2500             2418.78
BRISTOW       VA 20136    2                  03/28/05           00
6515030008                03                 05/01/05           0.0000
6515030008                O                  04/01/35
0

9816616       696/G01     F                  449,950.00         T
                          360                449,480.22         1
                          5.7500             2625.79            60
                          5.5000             2625.79
ALEXANDRIA    VA 22312    1                  06/03/05           00
0439376229                03                 07/01/05           0.0000
21405084                  O                  06/01/35
0

9816626       696/G01     F                  405,000.00         ZZ
                          360                405,000.00         1
                          5.8750             1982.81            79
                          5.6250             1982.81
ARLINGTON     VA 22204    5                  05/31/05           00
0439378274                05                 07/01/05           0.0000
24605102                  O                  06/01/35
0

9816632       696/G01     F                  925,000.00         ZZ
                          360                925,000.00         1
                          5.8750             5471.72            62
                          5.6250             5471.72
FAIRFAX STATIOVA 22039    5                  06/01/05           00
0439375973                03                 08/01/05           0.0000
23605063                  O                  07/01/35
0

9816636       696/G01     F                  427,500.00         ZZ
                          360                427,500.00         1
                          5.7500             2048.44            35
                          5.5000             2048.44
BETHESDA      MD 20817    2                  05/31/05           00
0439375692                03                 07/01/05           0.0000
32905104                  O                  06/01/35
0

9816642       696/G01     F                  544,000.00         ZZ
                          360                543,432.03         1
                          5.7500             3174.64            80
                          5.5000             3174.64
WASHINGTON    DC 20003    1                  06/06/05           00
0439375841                01                 07/01/05           0.0000
31205144                  O                  06/01/35
0

9817602       696/G01     F                  441,600.00         ZZ
                          360                441,600.00         1
                          5.8750             2612.23            80
                          5.6250             2612.23
SILVER SPRING MD 20901    1                  06/07/05           00
0439379330                05                 08/01/05           0.0000
31105089                  O                  07/01/35
0

9817884       956/956     F                  501,250.00         ZZ
                          360                500,200.82         1
                          5.7500             2925.16            59
                          5.5000             2925.16
SUNNYVALE     CA 94086    2                  04/27/05           00
115040021                 05                 06/01/05           0.0000
115040021                 O                  05/01/35
0

9817886       956/956     F                  450,700.00         ZZ
                          360                450,240.49         1
                          5.8750             2666.06            69
                          5.6250             2666.06
NOVATO        CA 94947    5                  05/13/05           00
115050002                 05                 07/01/05           0.0000
115050002                 O                  06/01/35
0

9817888       956/956     F                  429,000.00         ZZ
                          360                428,552.10         1
                          5.7500             2503.53            48
                          5.5000             2503.53
PACIFICA      CA 94044    5                  05/23/05           00
115050027                 05                 07/01/05           0.0000
115050027                 O                  06/01/35
0

9817894       956/956     F                  410,000.00         ZZ
                          360                409,581.99         1
                          5.8750             2425.30            75
                          5.6250             2425.30
RICHMOND      CA 94805    5                  05/16/05           00
215040072                 05                 07/01/05           0.0000
215040072                 O                  06/01/35
0

9817902       956/956     F                  503,200.00         ZZ
                          360                502,210.92         1
                          6.1250             3057.50            80
                          5.8750             3057.50
DUBLIN        CA 94568    1                  05/05/05           00
315040038                 01                 07/01/05           0.0000
315040038                 O                  06/01/35
0

9817904       956/956     F                  599,200.00         ZZ
                          360                598,574.40         1
                          5.7500             3496.77            80
                          5.5000             3496.77
WEST SACRAMENTCA 95691    1                  05/10/05           00
315050010                 05                 07/01/05           0.0000
315050010                 O                  06/01/35
0

9817912       956/956     F                  470,000.00         ZZ
                          360                469,520.81         1
                          5.8750             2780.23            68
                          5.6250             2780.23
MISSION VIEJO CA 92691    2                  05/03/05           00
515040003                 05                 07/01/05           0.0000
515040003                 O                  06/01/35
0

9817916       956/956     F                  425,000.00         ZZ
                          360                424,576.91         1
                          6.0000             2548.09            65
                          5.7500             2548.09
UPLAND        CA 91784    5                  05/03/05           00
515040020                 05                 07/01/05           0.0000
515040020                 O                  06/01/35
0

9817918       956/956     F                  454,500.00         ZZ
                          360                453,570.97         1
                          5.8750             2688.54            78
                          5.6250             2688.54
LAGUNA NIGUEL CA 92677    2                  04/05/05           00
615020076                 09                 06/01/05           0.0000
615020076                 O                  05/01/35
0

9817928       956/956     F                  504,000.00         ZZ
                          360                503,486.15         1
                          5.8750             2981.35            60
                          5.6250             2981.35
LAGUNA NIGUEL CA 92677    5                  05/12/05           00
615040073                 05                 07/01/05           0.0000
615040073                 O                  06/01/35
0

9817930       956/956     F                  416,000.00         ZZ
                          360                415,575.87         1
                          5.8750             2460.80            80
                          5.6250             2460.80
TRACY         CA 95377    1                  05/18/05           00
615050027                 05                 07/01/05           0.0000
615050027                 O                  06/01/35
0

9817940       956/956     F                  376,500.00         ZZ
                          360                375,730.40         1
                          5.8750             2227.14            68
                          5.6250             2227.14
SANTA MONICA  CA 90405    2                  04/09/05           00
715030139                 01                 06/01/05           0.0000
715030139                 O                  05/01/35
0

9817950       956/956     F                  594,000.00         ZZ
                          360                593,379.83         1
                          5.7500             3466.42            74
                          5.5000             3466.42
SAN JOSE      CA 95131    2                  05/20/05           00
715050046                 03                 07/01/05           0.0000
715050046                 O                  06/01/35
0

9817952       956/956     F                  750,000.00         ZZ
                          360                749,216.95         1
                          5.7500             4376.80            65
                          5.5000             4376.80
SANTA CLARA   CA 95054    1                  05/27/05           00
715050052                 05                 07/01/05           0.0000
715050052                 O                  06/01/35
0

9817954       956/956     F                  400,000.00         ZZ
                          360                399,601.80         1
                          6.0000             2398.20            59
                          5.7500             2398.20
FREMONT       CA 94555    5                  05/20/05           00
715050067                 05                 07/01/05           0.0000
715050067                 O                  06/01/35
0

9817958       956/956     F                  516,000.00         ZZ
                          360                515,461.26         1
                          5.7500             3011.24            80
                          5.5000             3011.24
MANTECA       CA 95336    2                  05/04/05           00
815030033                 03                 07/01/05           0.0000
815030033                 O                  06/01/35
0

9817960       956/956     F                  390,000.00         ZZ
                          360                389,602.38         1
                          5.8750             2307.00            74
                          5.6250             2307.00
MANTECA       CA 95337    1                  05/12/05           00
815040046                 05                 07/01/05           0.0000
815040046                 O                  06/01/35
0

9817962       956/956     F                  548,500.00         ZZ
                          360                547,940.78         1
                          5.8750             3244.58            75
                          5.6250             3244.58
SANTA ROSA    CA 95409    2                  05/18/05           00
815050004                 05                 07/01/05           0.0000
815050004                 O                  06/01/35
0

9817968       956/956     F                  477,000.00         ZZ
                          360                476,024.96         1
                          5.8750             2821.64            76
                          5.6250             2821.64
LODI          MI 48176    2                  04/11/05           00
915010132                 05                 06/01/05           0.0000
915010132                 O                  05/01/35
0

9817982       956/956     F                  438,000.00         ZZ
                          360                436,555.14         1
                          5.5000             2486.92            70
                          5.2500             2486.92
CENTENNIAL    CO 80016    2                  03/25/05           00
1115030197                03                 05/01/05           0.0000
1115030197                O                  04/01/35
0

9818002       956/956     F                  515,000.00         ZZ
                          360                513,947.29         1
                          5.8750             3046.42            52
                          5.6250             3046.42
HINSDALE      IL 60521    2                  04/14/05           00
1115031055                05                 06/01/05           0.0000
1115031055                O                  05/01/35
0

9818008       956/956     F                  392,000.00         ZZ
                          360                391,179.48         1
                          5.7500             2287.61            80
                          5.5000             2287.61
BEAVERTON     OR 97006    1                  04/26/05           00
1115040081                05                 06/01/05           0.0000
1115040081                O                  05/01/35
0

9818010       956/956     F                  503,950.00         ZZ
                          360                503,436.21         1
                          5.8750             2981.05            80
                          5.6250             2981.05
REDMOND       WA 98053    1                  05/02/05           00
1115040112                05                 07/01/05           0.0000
1115040112                O                  06/01/35
0

9818032       956/956     F                  554,900.00         ZZ
                          360                554,158.90         1
                          5.7500             3238.25            75
                          5.5000             3238.25
BEAVERTON     OR 97007    1                  05/11/05           00
1115050183                03                 07/01/05           0.0000
1115050183                O                  06/01/35
0

9818034       956/956     F                  504,000.00         ZZ
                          360                503,473.79         1
                          5.7500             2941.21            80
                          5.5000             2941.21
LAKE OSWEGO   OR 97034    2                  05/25/05           00
1115050281                09                 07/01/05           0.0000
1115050281                O                  06/01/35
0

9818036       956/956     F                  596,000.00         ZZ
                          360                595,362.84         1
                          5.6250             3430.91            80
                          5.3750             3430.91
DALY CITY     CA 94015    1                  05/20/05           00
1115050706                05                 07/01/05           0.0000
1115050706                O                  06/01/35
0

9818040       956/956     F                  580,000.00         ZZ
                          360                579,408.66         1
                          5.8750             3430.92            80
                          5.6250             3430.92
MIAMI         FL 33176    1                  05/18/05           00
1215040044                05                 07/01/05           0.0000
1215040044                O                  06/01/35
0

9818046       956/956     F                  460,000.00         ZZ
                          360                459,059.73         1
                          5.8750             2721.07            80
                          5.6250             2721.07
CAMANO ISLAND WA 98282    1                  04/12/05           00
1315030074                05                 06/01/05           0.0000
1315030074                O                  05/01/35
0

9818052       956/956     F                  520,800.00         ZZ
                          360                520,243.23         1
                          5.6250             2998.02            80
                          5.3750             2998.02
RENTON        WA 98055    1                  05/25/05           00
1315050023                03                 07/01/05           0.0000
1315050023                O                  06/01/35
0

9818054       956/956     F                  415,000.00         ZZ
                          360                414,576.89         1
                          5.8750             2454.88            46
                          5.6250             2454.88
MUKILTEO      WA 98275    2                  05/25/05           00
1315050046                05                 07/01/05           0.0000
1315050046                O                  06/01/35
0

9818056       956/956     F                  476,000.00         ZZ
                          360                475,503.02         1
                          5.7500             2777.81            80
                          5.5000             2777.81
TACOMA        WA 98422    1                  05/24/05           00
1315050059                05                 07/01/05           0.0000
1315050059                O                  06/01/35
0

9818060       956/956     F                  490,000.00         ZZ
                          360                488,973.87         1
                          5.7500             2859.51            72
                          5.5000             2859.51
OAKLAND       CA 94611    2                  05/05/05           00
1515020118                05                 06/01/05           0.0000
1515020118                O                  05/01/35
0

9818062       956/956     F                  345,300.00         ZZ
                          360                344,559.97         1
                          5.6250             1987.74            40
                          5.3750             1987.74
LA MESA       CA 91941    2                  05/02/05           00
1515030045                05                 06/01/05           0.0000
1515030045                O                  05/01/35
0

9818070       956/956     F                  455,000.00         ZZ
                          360                454,069.93         1
                          5.8750             2691.50            64
                          5.6250             2691.50
CARLSBAD      CA 92009    1                  04/29/05           00
1515040010                05                 06/01/05           0.0000
1515040010                O                  05/01/35
0

9818076       956/956     F                  748,000.00         ZZ
                          360                747,237.38         1
                          5.8750             4424.70            80
                          5.6250             4424.70
DALLAS        TX 75230    1                  05/20/05           00
1615040115                05                 07/01/05           0.0000
1615040115                O                  06/01/35
0

9818078       956/956     F                  500,000.00         ZZ
                          360                499,490.23         1
                          5.8750             2957.69            80
                          5.6250             2957.69
AUSTIN        TX 78731    1                  05/26/05           00
1615050080                03                 07/01/05           0.0000
1615050080                O                  06/01/35
0

9818082       956/956     F                  392,000.00         ZZ
                          360                391,590.72         1
                          5.7500             2287.61            80
                          5.5000             2287.61
EUGENE        OR 97403    5                  05/17/05           00
1715050002                05                 07/01/05           0.0000
1715050002                O                  06/01/35
0

9818090       956/956     F                  434,000.00         ZZ
                          360                433,524.97         1
                          5.5000             2464.20            77
                          5.2500             2464.20
SALISBURY     MA 01952    2                  05/18/05           00
1815040335                05                 07/01/05           0.0000
1815040335                O                  06/01/35
0

9818092       956/956     F                  563,000.00         ZZ
                          360                562,425.99         1
                          5.8750             3330.36            65
                          5.6250             3330.36
VISTA         CA 92081    5                  05/21/05           00
1815050003                03                 07/01/05           0.0000
1815050003                O                  06/01/35
0

9818094       956/956     F                  437,100.00         ZZ
                          360                436,654.36         1
                          5.8750             2585.61            44
                          5.6250             2585.61
SAN JOSE      CA 95127    5                  05/25/05           00
1815050015                05                 07/01/05           0.0000
1815050015                O                  06/01/35
0

9818098       956/956     F                  628,000.00         ZZ
                          360                626,746.51         1
                          6.0000             3765.18            80
                          5.7500             3765.18
GLENDORA      CA 91740    1                  04/25/05           00
1915040005                05                 06/01/05           0.0000
1915040005                O                  05/01/35
0

9818104       956/956     F                  387,200.00         ZZ
                          360                385,952.35         1
                          5.6250             2228.94            80
                          5.3750             2228.94
SANDY         UT 84092    1                  03/21/05           00
2215030046                03                 05/01/05           0.0000
2215030046                O                  04/01/35
0

9818112       956/956     F                  480,000.00         ZZ
                          360                479,510.62         1
                          5.8750             2839.38            80
                          5.6250             2839.38
HOLLADAY      UT 84117    2                  05/12/05           00
2215050022                05                 07/01/05           0.0000
2215050022                O                  06/01/35
0

9818116       956/956     F                  528,500.00         ZZ
                          360                527,948.22         1
                          5.7500             3084.18            68
                          5.5000             3084.18
PARK CITY     UT 84060    2                  05/27/05           00
2215050066                05                 07/01/05           0.0000
2215050066                O                  06/01/35
0

9818118       956/956     F                  400,000.00         ZZ
                          360                399,182.37         1
                          5.8750             2366.15            80
                          5.6250             2366.15
LINCOLNSHIRE  IL 60069    5                  04/13/05           00
2315030030                05                 06/01/05           0.0000
2315030030                O                  05/01/35
0

9818132       956/956     F                  480,000.00         ZZ
                          360                479,018.84         1
                          5.8750             2839.38            56
                          5.6250             2839.38
BELMONT       MA 02478    1                  04/29/05           00
2815040006                05                 06/01/05           0.0000
2815040006                O                  05/01/35
0

9818140       956/956     F                  496,000.00         ZZ
                          360                495,494.30         1
                          5.8750             2934.03            80
                          5.6250             2934.03
SANTA CLARITA CA 91355    1                  05/05/05           00
2915040023                05                 07/01/05           0.0000
2915040023                O                  06/01/35
0

9818150       956/956     F                  390,000.00         ZZ
                          360                389,602.38         1
                          5.8750             2307.00            69
                          5.6250             2307.00
LOS ANGELES   CA 91316    1                  05/26/05           00
2915050013                05                 07/01/05           0.0000
2915050013                O                  06/01/35
0

9818152       956/956     F                  438,000.00         ZZ
                          360                437,563.97         1
                          6.0000             2626.03            69
                          5.7500             2626.03
OXNARD AREA   CA 93035    5                  05/25/05           00
2915050015                05                 07/01/05           0.0000
2915050015                O                  06/01/35
0

9818154       956/956     F                  480,000.00         ZZ
                          360                478,946.81         1
                          5.5000             2725.39            80
                          5.2500             2725.39
WASHINGTON DEPCT 06794    1                  04/06/05           00
3415030028                05                 06/01/05           0.0000
3415030028                O                  05/01/35
0

9818156       956/956     F                  597,000.00         ZZ
                          360                596,376.70         1
                          5.7500             3483.93            80
                          5.5000             3483.93
BROOKFIELD    CT 06804    2                  05/20/05           00
3415030032                05                 07/01/05           0.0000
3415030032                O                  06/01/35
0

9818158       956/956     F                  376,000.00         ZZ
                          360                375,616.65         1
                          5.8750             2224.18            66
                          5.6250             2224.18
ESSEX         CT 06426    2                  05/11/05           00
3415030119                05                 07/01/05           0.0000
3415030119                O                  06/01/35
0

9818160       956/956     F                  510,000.00         ZZ
                          360                509,466.05         1
                          5.7500             2976.22            72
                          5.5000             2976.22
SOUTHBURY     CT 06488    1                  05/25/05           00
3415030138                05                 07/01/05           0.0000
3415030138                O                  06/01/35
0

9818168       956/956     F                  396,000.00         ZZ
                          360                395,170.40         1
                          5.7500             2310.95            79
                          5.5000             2310.95
PRIOR LAKE    MN 55372    2                  04/27/05           00
3515030015                05                 06/01/05           0.0000
3515030015                O                  05/01/35
0

9818170       956/956     F                  400,000.00         ZZ
                          360                399,142.74         1
                          5.6250             2302.63            49
                          5.3750             2302.63
BOULDER       CO 80304    2                  04/21/05           00
3615040016                05                 06/01/05           0.0000
3615040016                O                  05/01/35
0

9818180       956/956     F                  460,000.00         ZZ
                          360                459,531.01         1
                          5.8750             2721.07            80
                          5.6250             2721.07
INCLINE VILLAGNV 89451    2                  05/05/05           00
3715040054                01                 07/01/05           0.0000
3715040054                O                  06/01/35
0

9818186       956/956     F                  414,000.00         ZZ
                          360                413,577.91         1
                          5.8750             2448.97            71
                          5.6250             2448.97
TAMPA         FL 33634    2                  05/13/05           00
4115050004                03                 07/01/05           0.0000
4115050004                O                  06/01/35
0

9818190       956/956     F                  520,000.00         T
                          360                518,962.09         1
                          6.0000             3117.66            80
                          5.7500             3117.66
BOCA RATON    FL 33433    1                  04/27/05           00
4215040046                03                 06/01/05           0.0000
4215040046                O                  05/01/35
0

9818194       956/956     F                  395,000.00         ZZ
                          360                394,192.59         1
                          5.8750             2336.57            64
                          5.6250             2336.57
LEESBURG      VA 20176    5                  04/13/05           00
4415030020                03                 06/01/05           0.0000
4415030020                O                  05/01/35
0

9818220       956/956     F                  517,000.00         ZZ
                          360                517,000.00         1
                          5.6250             2976.14            74
                          5.3750             2976.14
DEERFIELD     IL 60015    1                  06/06/05           00
4715050056                05                 08/01/05           0.0000
4715050056                O                  07/01/35
0

9818224       956/956     F                  411,000.00         ZZ
                          360                410,119.16         1
                          5.6250             2365.95            69
                          5.3750             2365.95
NORFOLK       VA 23505    2                  04/04/05           00
5415030131                05                 06/01/05           0.0000
5415030131                O                  05/01/35
0

9818226       956/956     F                  410,500.00         ZZ
                          360                409,660.91         1
                          5.8750             2428.26            44
                          5.6250             2428.26
ACTON         MA 01720    5                  04/19/05           00
5415040029                05                 06/01/05           0.0000
5415040029                O                  05/01/35
0

9818228       956/956     F                  475,000.00         ZZ
                          360                475,000.00         1
                          5.5000             2697.00            66
                          5.2500             2697.00
BURLINGTON    MA 01803    2                  06/01/05           00
5415050093                05                 08/01/05           0.0000
5415050093                O                  07/01/35
0

9818230       956/956     F                  450,000.00         ZZ
                          360                449,035.60         1
                          5.6250             2590.45            52
                          5.3750             2590.45
BELLEVUE      WA 98006    1                  04/05/05           00
5515020082                03                 06/01/05           0.0000
5515020082                O                  05/01/35
0

9818232       956/956     F                  484,000.00         ZZ
                          360                483,494.68         1
                          5.7500             2824.49            80
                          5.5000             2824.49
REDMOND       WA 98052    1                  05/16/05           00
5515050009                05                 07/01/05           0.0000
5515050009                O                  06/01/35
0

9818240       956/956     F                  450,000.00         ZZ
                          360                449,518.93         1
                          5.6250             2590.45            63
                          5.3750             2590.45
EDINA         MN 55424    5                  05/25/05           00
5715050019                05                 07/01/05           0.0000
5715050019                O                  06/01/35
0

9818244       956/956     F                  600,000.00         ZZ
                          360                599,388.27         1
                          5.8750             3549.23            71
                          5.6250             3549.23
BOROUGH OF OCENJ 07757    1                  05/31/05           00
6515040014                05                 07/01/05           0.0000
6515040014                O                  06/01/35
0

9818248       956/956     F                  462,000.00         ZZ
                          360                461,540.08         1
                          6.0000             2769.92            57
                          5.7500             2769.92
EL SEGUNDO    CA 90245    5                  05/16/05           00
7715030011                05                 07/01/05           0.0000
7715030011                O                  06/01/35
0

9818250       956/956     F                  450,000.00         ZZ
                          360                449,058.09         1
                          5.7500             2626.08            65
                          5.5000             2626.08
SAN FRANCISCO CA 94110    5                  04/06/05           00
7715030014                05                 06/01/05           0.0000
7715030014                O                  05/01/35
0

9818256       956/956     F                  385,000.00         ZZ
                          360                384,155.25         1
                          5.5000             2185.99            70
                          5.2500             2185.99
TRACY         CA 95377    5                  04/29/05           00
7715040017                05                 06/01/05           0.0000
7715040017                O                  05/01/35
0

9824504       696/G01     F                  444,000.00         ZZ
                          360                444,000.00         1
                          5.6250             2081.25            80
                          5.3750             2081.25
VIENNA        VA 22180    1                  06/10/05           00
0439387051                05                 08/01/05           0.0000
40105230                  O                  07/01/35
0

9824512       696/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.7500             2917.86            54
                          5.5000             2917.86
WASHINGTON    DC 20015    1                  06/09/05           00
0439386129                05                 08/01/05           0.0000
25605111                  O                  07/01/35
0

9826172       696/G01     F                  596,000.00         ZZ
                          360                596,000.00         1
                          5.8750             3525.57            80
                          5.6250             3525.57
FALLS CHURCH  VA 22043    1                  06/09/05           00
0439393729                05                 08/01/05           0.0000
22605061                  O                  07/01/35
0

9826174       696/G01     F                  390,000.00         ZZ
                          360                390,000.00         1
                          5.8750             2307.00            63
                          5.6250             2307.00
WASHINGTON    DC 20008    5                  06/08/05           00
0439394206                01                 08/01/05           0.0000
31205167                  O                  07/01/35
0

9826184       696/G01     F                  480,000.00         ZZ
                          360                480,000.00         1
                          6.0000             2400.00            69
                          5.7500             2400.00
WASHINGTON    DC 20008    1                  06/13/05           00
0439393273                06                 08/01/05           0.0000
27005073                  O                  07/01/35
0

9826200       696/G01     F                  560,000.00         ZZ
                          360                559,387.05         1
                          5.5000             3179.62            80
                          5.2500             3179.62
ARLINGTON     VA 22207    5                  05/26/05           00
0439391004                05                 07/01/05           0.0000
22805048                  O                  06/01/35
0

9826210       696/G01     F                  394,000.00         ZZ
                          360                394,000.00         1
                          5.7500             2299.28            80
                          5.5000             2299.28
WINCHESTER    VA 22603    2                  06/06/05           00
0439393083                05                 08/01/05           0.0000
10005058                  O                  07/01/35
0

9828381       N16/G01     F                  651,000.00         ZZ
                          360                648,037.61         1
                          5.6250             3747.52            55
                          5.3750             3747.52
WESTON        CT 06883    2                  02/25/05           00
0439003955                05                 04/01/05           0.0000
092624022                 O                  03/01/35
0

9829295       W49/U57     F                  500,000.00         ZZ
                          360                497,994.02         1
                          6.0000             2997.75            80
                          5.7500             2997.75
ELLICOTT CITY MD 21042    5                  02/23/05           00
0438995409                05                 04/01/05           0.0000
2005019061                O                  03/01/35
0

9829452       696/G01     F                  424,000.00         ZZ
                          360                424,000.00         1
                          5.8750             2075.83            80
                          5.6250             2075.83
FAIRFAX       VA 22030    1                  05/24/05           00
0439433251                09                 07/01/05           0.0000
21305070                  O                  06/01/35
0

9829454       696/G01     F                  440,000.00         ZZ
                          360                440,000.00         1
                          5.6250             2062.50            80
                          5.3750             2062.50
WASHINGTON    DC 20004    1                  06/03/05           00
0439427105                06                 08/01/05           0.0000
30205065                  O                  07/01/35
0

9830366       696/G01     F                  641,200.00         ZZ
                          360                641,200.00         1
                          5.7500             3741.87            80
                          5.5000             3741.87
FAIRFAX       VA 22030    1                  06/10/05           00
0439431818                05                 08/01/05           0.0000
20205061                  O                  07/01/35
0

9830374       696/G01     F                  404,200.00         ZZ
                          360                404,200.00         1
                          5.8750             2391.00            74
                          5.6250             2391.00
KENSINGTON    MD 20895    2                  06/10/05           00
0439442435                05                 08/01/05           0.0000
31105096                  O                  07/01/35
0

9830380       696/G01     F                  660,500.00         ZZ
                          360                660,500.00         1
                          5.7500             3854.50            78
                          5.5000             3854.50
ASHBURN       VA 20147    2                  06/08/05           00
0439433186                03                 08/01/05           0.0000
21405090                  O                  07/01/35
0

9830394       696/G01     F                  581,000.00         ZZ
                          360                581,000.00         1
                          5.7500             3390.56            44
                          5.5000             3390.56
TAMPA         FL 33609    2                  06/10/05           00
0439432758                05                 08/01/05           0.0000
50105122                  O                  07/01/35
0

9830464       696/G01     F                  334,400.00         ZZ
                          360                334,400.00         1
                          5.7500             1602.33            80
                          5.5000             1602.33
ASHBURN       VA 20147    1                  06/10/05           00
0439458001                09                 08/01/05           0.0000
23305163                  O                  07/01/35
0

9830472       696/G01     F                  840,000.00         ZZ
                          360                840,000.00         1
                          5.6250             3937.50            74
                          5.3750             3937.50
HAYMARKET     VA 20169    2                  06/13/05           00
0439438508                05                 08/01/05           0.0000
10005050                  O                  07/01/35
0

9830486       696/G01     F                  433,600.00         ZZ
                          360                433,600.00         1
                          6.0000             2599.65            80
                          5.7500             2599.65
LEESBURG      VA 20175    1                  06/15/05           00
0439463472                05                 08/01/05           0.0000
26605077                  O                  07/01/35
0

9831138       696/G01     F                  460,800.00         ZZ
                          360                460,800.00         1
                          5.8750             2725.81            80
                          5.6250             2725.81
HERNDON       VA 20170    1                  06/14/05           00
0439469362                03                 08/01/05           0.0000
40105209                  O                  07/01/35
0

9831148       696/G01     F                  511,000.00         ZZ
                          360                511,000.00         1
                          5.8750             3022.76            78
                          5.6250             3022.76
ADAMSTOWN     MD 21710    2                  06/13/05           00
0439488685                03                 08/01/05           0.0000
32905097                  O                  07/01/35
0

9832028       696/G01     F                  527,000.00         ZZ
                          360                527,000.00         1
                          5.7500             3075.43            63
                          5.5000             3075.43
WASHINGTON    DC 20007    2                  06/10/05           00
0439476151                07                 08/01/05           0.0000
32605136                  O                  07/01/35
0

9832144       F28/G01     F                  397,250.00         T
                          360                396,854.53         1
                          6.0000             2381.72            70
                          5.7500             2381.72
GULF SHORES   AL 36542    1                  05/09/05           00
0439459587                06                 07/01/05           0.0000
3680613                   O                  06/01/35
0

9832450       696/G01     F                  269,950.00         T
                          360                269,950.00         1
                          5.7500             1575.35            80
                          5.5000             1575.35
HUNT VALLEY   MD 21030    1                  06/07/05           00
0439478876                08                 08/01/05           0.0000
80305030                  O                  07/01/35
0

9832452       696/G01     F                  460,000.00         ZZ
                          360                460,000.00         1
                          5.7500             2684.44            61
                          5.5000             2684.44
POTOMAC       MD 20854    5                  06/16/05           00
0439482134                05                 08/01/05           0.0000
30205067                  O                  07/01/35
0

9832462       696/G01     F                  465,600.00         ZZ
                          360                465,600.00         1
                          5.7500             2231.00            80
                          5.5000             2231.00
STERLING      VA 20165    1                  06/17/05           00
0439481508                03                 08/01/05           0.0000
25205076                  O                  07/01/35
0

9832468       696/G01     F                  412,950.00         ZZ
                          360                412,950.00         1
                          5.6250             2377.17            59
                          5.3750             2377.17
FALLS CHURCH  VA 22046    1                  06/16/05           00
0439480005                05                 08/01/05           0.0000
26505131                  O                  07/01/35
0

9833258       696/G01     F                  481,600.00         ZZ
                          360                481,600.00         1
                          5.8750             2848.85            80
                          5.6250             2848.85
ARLINGTON     VA 22207    1                  06/17/05           00
0439482738                05                 08/01/05           0.0000
40105228                  O                  07/01/35
0

9833272       696/G01     F                  380,000.00         ZZ
                          360                380,000.00         1
                          5.6250             2187.49            80
                          5.3750             2187.49
ARLINGTON     VA 22204    1                  06/20/05           00
0439482720                09                 08/01/05           0.0000
31105115                  O                  07/01/35
0

9833274       696/G01     F                  410,000.00         ZZ
                          360                410,000.00         1
                          5.8750             2425.30            75
                          5.6250             2425.30
KENSINGTON    MD 20895    5                  06/17/05           00
0439483207                05                 08/01/05           0.0000
31105097                  O                  07/01/35
0

9833435       E22/G01     F                  494,000.00         ZZ
                          360                493,710.95         1
                          5.6250             2315.63            65
                          5.3750             2315.33
EVERETT       WA 98201    5                  03/02/05           00
0423449305                05                 05/01/05           0.0000
0423449305                O                  04/01/35
0

9833862       Y21/G01     F                  471,920.00         ZZ
                          360                471,920.00         1
                          5.8750             2791.59            80
                          5.6250             2791.59
ORADELL       NJ 07649    1                  06/06/05           00
0439506577                05                 08/01/05           0.0000
205380221                 O                  07/01/35
0

9833870       Y21/G01     F                  460,000.00         ZZ
                          360                460,000.00         1
                          6.0000             2757.94            66
                          5.7500             2757.94
HAYMARKET     VA 20169    5                  05/31/05           00
0439506502                03                 08/01/05           0.0000
205401759                 O                  07/01/35
0

9833872       Y21/G01     F                  387,000.00         ZZ
                          360                387,000.00         1
                          5.8750             2289.26            58
                          5.6250             2289.26
STAFFORD      VA 22556    5                  05/31/05           00
0439507344                05                 08/01/05           0.0000
205418261                 O                  07/01/35
0

9833878       Y21/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          5.7500             2626.08            56
                          5.5000             2626.08
DELRAY BEACH  FL 33446    5                  06/02/05           00
0439504507                03                 08/01/05           0.0000
205425640                 O                  07/01/35
0

9833882       Y21/G01     F                  495,000.00         ZZ
                          360                494,483.19         1
                          5.7500             2888.69            64
                          5.5000             2888.69
DUNKIRK       MD 20754    1                  06/02/05           00
0439508110                03                 07/01/05           0.0000
205440436                 O                  06/01/35
0

9834866       696/G01     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          5.7500             4791.67            61
                          5.5000             4791.67
WASHINGTON    DC 20016    1                  06/13/05           00
0439484148                05                 08/01/05           0.0000
25605179                  O                  07/01/35
0

9834868       696/G01     F                  479,900.00         ZZ
                          360                479,900.00         1
                          5.5000             2724.82            77
                          5.2500             2724.82
WOODBRIDGE    VA 22193    1                  06/20/05           00
0439484130                03                 08/01/05           0.0000
26505126                  O                  07/01/35
0

9834876       696/G01     F                  323,900.00         ZZ
                          360                323,900.00         1
                          6.0000             1619.50            80
                          5.7500             1619.50
WASHINGTON    DC 20009    1                  06/16/05           00
0439484106                01                 08/01/05           0.0000
32605090                  O                  07/01/35
0

9834878       696/G01     F                  440,000.00         ZZ
                          360                440,000.00         1
                          5.5000             2498.27            80
                          5.2500             2498.27
SILVER SPRING MD 20905    1                  06/17/05           00
0439483942                05                 08/01/05           0.0000
32905118                  O                  07/01/35
0

9837310       696/G01     F                  842,000.00         T
                          360                842,000.00         1
                          5.7500             4034.58            66
                          5.5000             4034.58
BETHANY BEACH DE 19930    2                  06/17/05           00
0439485707                05                 08/01/05           0.0000
22305051                  O                  07/01/35
0

9837322       696/G01     F                  476,000.00         ZZ
                          360                476,000.00         1
                          5.7500             2280.83            80
                          5.5000             2280.83
BRISTOW       VA 20136    1                  06/23/05           00
0439486762                03                 08/01/05           0.0000
26105086                  O                  07/01/35
0

9837328       696/G01     F                  405,000.00         ZZ
                          360                405,000.00         1
                          5.7500             2363.47            73
                          5.5000             2363.47
ALEXANDRIA    VA 22308    1                  06/22/05           00
0439486655                05                 08/01/05           0.0000
40105191                  O                  07/01/35
0

9839706       696/G01     F                  608,000.00         ZZ
                          360                608,000.00         1
                          5.7500             3548.12            80
                          5.5000             3548.12
WASHINGTON    DC 20009    1                  06/16/05           00
0439487133                05                 08/01/05           0.0000
25605166                  O                  07/01/35
0

9840575       E22/G01     F                  193,332.00         ZZ
                          360                192,737.78         1
                          5.8750             1143.63            86
                          5.6250             1143.63
FLAGSTAFF     AZ 86001    1                  03/09/05           04
0423405554                09                 05/01/05           25.0000
0423405554                O                  04/01/35
0

9843960       696/G01     F                  384,000.00         ZZ
                          360                384,000.00         1
                          6.0000             2302.27            80
                          5.7500             2302.27
ALEXANDRIA    VA 22311    1                  06/24/05           00
0439498163                01                 08/01/05           0.0000
22605045                  O                  07/01/35
0

9843974       696/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.6250             2878.28            67
                          5.3750             2878.28
VIENNA        VA 22182    1                  06/27/05           00
0439497934                09                 08/01/05           0.0000
23605088                  O                  07/01/35
0

9843976       696/G01     F                  472,000.00         T
                          360                472,000.00         1
                          5.8750             2310.83            80
                          5.6250             2310.83
SWANTON       MD 21561    1                  06/27/05           00
0439498106                05                 08/01/05           0.0000
24605118                  O                  07/01/35
0

9843978       696/G01     F                  447,050.00         ZZ
                          360                447,050.00         1
                          5.7500             2608.86            70
                          5.5000             2608.86
STERLING      VA 20165    1                  06/24/05           00
0439498619                03                 08/01/05           0.0000
40105257                  O                  07/01/35
0

9843998       696/G01     F                  415,000.00         ZZ
                          360                415,000.00         1
                          5.7500             2421.83            62
                          5.5000             2421.83
BETHESDA      MD 20817    5                  06/17/05           00
0439497082                05                 08/01/05           0.0000
26705067                  O                  07/01/35
0

9846688       696/G01     F                  536,800.00         ZZ
                          360                536,800.00         1
                          5.7500             3132.62            80
                          5.5000             3132.62
ARLINGTON     VA 22207    1                  06/27/05           00
0439505280                05                 08/01/05           0.0000
40105311                  O                  07/01/35
0

9846694       696/G01     F                  560,000.00         ZZ
                          360                560,000.00         1
                          5.8750             3312.61            75
                          5.6250             3312.61
BURKE         VA 22015    1                  06/23/05           00
0439501594                03                 08/01/05           0.0000
25205061                  O                  07/01/35
0

9852837       Q72/905     F                  410,000.00         ZZ
                          360                406,017.32         1
                          6.2500             2524.44            69
                          6.0000             2524.44
GRAYSON       GA 30017    2                  08/25/04           00
36151611                  05                 10/01/04           0.0000
36151611                  O                  09/01/34
0

9853695       Q72/905     F                  419,000.00         ZZ
                          360                415,031.09         1
                          6.7500             2717.63            72
                          6.5000             2717.63
BATON ROUGE   LA 70810    2                  08/25/04           00
138625272                 05                 10/01/04           0.0000
138625272                 O                  09/01/34
0

9854715       E22/G01     F                  408,000.00         ZZ
                          360                406,400.48         1
                          5.6250             2348.68            65
                          5.3750             2348.68
BOCA RATON    FL 33428    5                  03/14/05           00
0423436997                03                 05/01/05           0.0000
0423436997                O                  04/01/35
0

9855827       E22/U57     F                  360,000.00         ZZ
                          360                358,766.29         1
                          5.7500             2100.86            76
                          5.5000             2100.86
CHESHIRE      CT 06410    2                  03/16/05           00
0423473479                05                 05/01/05           0.0000
0423473479                O                  04/01/35
0

9860814       696/G01     F                  449,000.00         ZZ
                          360                449,000.00         1
                          5.7500             2620.24            79
                          5.5000             2620.24
KENSINGTON    MD 20895    1                  06/30/05           00
0439519851                05                 08/01/05           0.0000
31105111                  O                  07/01/35
0

9861184       696/G01     F                  350,000.00         T
                          360                350,000.00         1
                          5.8750             1713.54            22
                          5.6250             1713.54
BETHANY BEACH DE 19930    2                  06/29/05           00
0439521964                05                 08/01/05           0.0000
30105054                  O                  07/01/35
0

9861208       696/G01     F                  380,000.00         ZZ
                          360                380,000.00         1
                          5.2500             1662.50            80
                          5.0000             1662.50
TAKOMA PARK   MD 20912    1                  06/28/05           00
0439528514                05                 08/01/05           0.0000
32605148                  O                  07/01/35
0

9861212       696/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          5.6250             3046.88            74
                          5.3750             3046.88
BETHESDA      MD 20816    2                  06/21/05           00
0439519901                05                 08/01/05           0.0000
32705101                  O                  07/01/35
0

9861218       696/G01     F                  567,000.00         ZZ
                          360                567,000.00         1
                          5.7500             3308.86            78
                          5.5000             3308.86
ALEXANDRIA    VA 22308    1                  06/28/05           00
0439535444                03                 08/01/05           0.0000
24605117                  O                  07/01/35
0

9861222       696/G01     F                  711,200.00         ZZ
                          360                711,200.00         1
                          5.7500             3407.83            80
                          5.5000             3407.83
WASHINGTON    DC 20009    1                  06/30/05           00
0439534926                07                 08/01/05           0.0000
32605036                  O                  07/01/35
0

9861226       696/G01     F                  300,000.00         ZZ
                          360                300,000.00         1
                          5.8750             1468.75            60
                          5.6250             1468.75
WASHINGTON    DC 20002    1                  06/23/05           00
0439520008                07                 08/01/05           0.0000
27005132                  O                  07/01/35
0

9861234       696/G01     F                  945,000.00         ZZ
                          360                945,000.00         1
                          5.7500             4528.13            67
                          5.5000             4528.13
ALEXANDRIA    VA 22305    5                  06/20/05           00
0439521444                05                 08/01/05           0.0000
23105037                  O                  07/01/35
0

9861788       696/G01     F                  480,000.00         ZZ
                          360                480,000.00         1
                          5.7500             2801.15            80
                          5.5000             2801.15
HERNDON       VA 20171    1                  06/30/05           00
0439533035                03                 08/01/05           0.0000
26505102                  O                  07/01/35
0

9861790       696/G01     F                  440,000.00         ZZ
                          360                440,000.00         1
                          5.6250             2532.89            80
                          5.3750             2532.89
FAIRFAX       VA 22030    1                  06/27/05           00
0439533159                09                 08/01/05           0.0000
40105298                  O                  07/01/35
0

9863682       696/G01     F                  750,000.00         ZZ
                          360                750,000.00         1
                          5.7500             4376.80            58
                          5.5000             4376.80
WASHINGTON    DC 20016    5                  06/28/05           00
0439536194                05                 08/01/05           0.0000
31205210                  O                  07/01/35
0

9863700       696/G01     F                  455,200.00         ZZ
                          360                455,200.00         1
                          5.8750             2692.68            80
                          5.6250             2692.68
SILVER SPRING MD 20902    1                  06/30/05           00
0439538018                05                 08/01/05           0.0000
31105093                  O                  07/01/35
0

9863710       696/G01     F                  370,000.00         ZZ
                          360                370,000.00         1
                          5.6250             2129.93            72
                          5.3750             2129.93
ALEXANDRIA    VA 22315    1                  06/28/05           00
0439540709                09                 08/01/05           0.0000
21405106                  O                  07/01/35
0

9864388       696/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.7500             2917.86            46
                          5.5000             2917.86
ARLINGTON     VA 22207    1                  07/05/05           00
0439545492                05                 08/01/05           0.0000
22305050                  O                  07/01/35
0

9864394       696/G01     F                  398,000.00         ZZ
                          360                398,000.00         1
                          5.7500             2322.62            48
                          5.5000             2322.62
SILVER SPRING MD 20910    2                  07/01/05           00
0439545617                05                 08/01/05           0.0000
31205214                  O                  07/01/35
0

9864398       696/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          5.6250             2302.63            80
                          5.3750             2302.63
SILVER SPRING MD 20902    5                  06/27/05           00
0439547464                05                 08/01/05           0.0000
24405065                  O                  07/01/35
0

9864442       696/G01     F                  495,600.00         ZZ
                          360                495,600.00         1
                          5.6250             2852.95            80
                          5.3750             2852.95
FALLS CHURCH  VA 22046    1                  06/30/05           00
0439545203                05                 08/01/05           0.0000
40105261                  O                  07/01/35
0

9867746       696/G01     F                  782,500.00         ZZ
                          360                782,500.00         1
                          5.7500             4566.46            66
                          5.5000             4566.46
POTOMAC       MD 20854    2                  06/29/05           00
0439548850                05                 08/01/05           0.0000
31805111                  O                  07/01/35
0

9867756       696/G01     F                  381,400.00         ZZ
                          360                381,400.00         1
                          5.7500             2225.75            62
                          5.5000             2225.75
SILVER SPRING MD 20902    5                  07/01/05           00
0439553637                05                 08/01/05           0.0000
31105112                  O                  07/01/35
0

9871285       T76/G01     F                  140,000.00         ZZ
                          360                139,636.34         1
                          6.7500             908.04             59
                          6.5000             908.04
KISSIMMEE     FL 34747    5                  03/25/05           00
0439106527                03                 05/01/05           0.0000
05198JP                   O                  04/01/35
0

9872107       E22/G01     F                  520,000.00         ZZ
                          360                518,476.04         1
                          6.1250             3159.57            75
                          5.8750             3159.57
SEATTLE       WA 98107    1                  03/29/05           00
0423821842                07                 05/01/05           0.0000
0423821842                O                  04/01/35
0

9877997       E82/G01     F                  173,000.00         ZZ
                          360                171,613.73         1
                          5.8750             1023.36            42
                          5.6250             1023.36
SAN PEDRO     CA 90731    2                  04/04/05           00
0401088679                05                 06/01/05           0.0000
0401088679                O                  05/01/35
0

9885615       E22/G01     F                  428,000.00         ZZ
                          360                427,125.14         1
                          5.8750             2531.78            80
                          5.6250             2531.78
EL PASO       TX 79928    2                  04/05/05           00
0423468149                03                 06/01/05           0.0000
0423468149                O                  05/01/35
0

9885711       E22/G01     F                  650,000.00         ZZ
                          360                648,792.76         1
                          6.3750             4055.15            70
                          6.1250             4055.15
NASHVILLE     TN 37205    2                  04/05/05           00
0423408699                05                 06/01/05           0.0000
0423408699                O                  05/01/35
0

9888829       E22/G01     F                  1,000,000.00       ZZ
                          360                997,856.87         1
                          5.6250             5756.56            40
                          5.3750             5756.56
GLENBROOK     NV 89413    2                  04/05/05           00
0423214329                03                 06/01/05           0.0000
0423214329                O                  05/01/35
0

9892747       E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2041.67            68
                          5.8750             2041.67
BOCA RATON    FL 33434    1                  04/15/05           00
0423705227                03                 06/01/05           0.0000
0423705227                O                  05/01/35
0

9894061       E22/G01     F                  458,500.00         ZZ
                          360                458,500.00         1
                          5.6250             2149.22            66
                          5.3750             2149.22
PALM BEACH GARFL 33418    2                  04/13/05           00
0423820356                05                 06/01/05           0.0000
0423820356                O                  05/01/35
0

9897679       E22/G01     F                  441,000.00         ZZ
                          360                440,160.95         1
                          6.2500             2715.31            49
                          6.0000             2715.31
MADISON       CT 06443    2                  04/15/05           00
0423750678                05                 06/01/05           0.0000
0423750678                O                  05/01/35
0

9899235       N67/G01     F                  432,000.00         ZZ
                          360                432,000.00         1
                          5.8750             2115.00            78
                          5.6250             2115.00
PARKTON       MD 21120    2                  03/23/05           00
0439206293                05                 05/01/05           0.0000
3274026841                O                  04/01/35
0

9899309       N67/G01     F                  575,000.00         ZZ
                          360                575,000.00         1
                          6.0000             2875.00            46
                          5.7500             2875.00
ENCINITAS     CA 92007    5                  03/16/05           00
0439204090                05                 05/01/05           0.0000
3318002748                O                  04/01/35
0

9902021       E82/G01     F                  152,000.00         ZZ
                          360                151,710.81         1
                          6.2500             935.89             60
                          6.0000             935.89
LEVITTOWN     NY 11756    2                  04/21/05           00
0401120001                05                 06/01/05           0.0000
0401120001                O                  05/01/35
0

9908203       E22/U57     F                  575,000.00         ZZ
                          360                573,852.30         1
                          6.0000             3447.42            77
                          5.7500             3447.42
EAST GREENWICHRI 02818    5                  04/22/05           00
0424007813                05                 06/01/05           0.0000
0424007813                O                  05/01/35
0

9908337       E82/G01     F                  201,800.00         ZZ
                          360                201,416.06         1
                          6.2500             1242.51            85
                          6.0000             1242.51
SPRING LAKE PAMN 55432    2                  04/25/05           04
0401099254                05                 06/01/05           12.0000
0401099254                O                  05/01/35
0

9912163       E22/G01     F                  236,800.00         ZZ
                          360                236,800.00         1
                          5.8750             1159.33            80
                          5.6250             1159.33
SEATTLE       WA 98133    1                  04/18/05           00
0423930049                05                 06/01/05           0.0000
0423930049                O                  05/01/35
0

9913681       E22/G01     F                  86,000.00          ZZ
                          360                85,836.37          1
                          6.2500             529.52             73
                          6.0000             529.52
PULASKI       MS 39152    2                  05/02/05           00
0423354067                05                 06/01/05           0.0000
0423354067                O                  05/01/35
0

9917699       944/G01     F                  456,000.00         ZZ
                          360                454,406.62         1
                          5.8750             2697.41            56
                          5.6250             2697.41
KIRKLAND      WA 98033    2                  04/11/05           00
0439230863                05                 06/01/05           0.0000
1813116                   O                  05/01/35
0

9919735       313/G01     F                  630,000.00         ZZ
                          360                626,159.37         1
                          5.8750             3726.69            70
                          5.6250             3726.69
NORTHRIDGE    CA 91326    5                  04/14/05           00
0439273871                03                 06/01/05           0.0000
10577930                  O                  05/01/35
0

9923381       E82/G01     F                  287,500.00         ZZ
                          360                287,240.09         1
                          6.5000             1817.20            95
                          6.2500             1817.20
WILSONVILLE   OR 97070    2                  05/06/05           04
0401121876                03                 07/01/05           30.0000
0401121876                O                  06/01/35
0

9923387       E82/G01     F                  351,700.00         ZZ
                          360                351,341.42         1
                          5.8750             2080.44            50
                          5.6250             2080.44
ANAHEIM       CA 92807    2                  05/06/05           00
0401099379                03                 07/01/05           0.0000
0401099379                O                  06/01/35
0

9924713       E22/G01     F                  201,000.00         ZZ
                          360                201,000.00         1
                          6.2500             1046.88            62
                          6.0000             1046.88
POMONA        CA 91766    5                  05/02/05           00
0424127280                05                 07/01/05           0.0000
0424127280                O                  06/01/35
0

9925199       Y69/G01     F                  410,000.00         ZZ
                          360                409,571.93         1
                          5.7500             2392.65            71
                          5.5000             2392.65
LAWSON        CO 80436    5                  04/26/05           00
0439263401                05                 07/01/05           0.0000
3030031428                O                  06/01/35
0

9926355       E82/G01     F                  171,300.00         ZZ
                          240                170,934.71         1
                          6.1250             1239.63            70
                          5.8750             1239.63
DALLAS        TX 75229    2                  05/09/05           00
0401128087                05                 07/01/05           0.0000
0401128087                O                  06/01/25
0

9929723       Y86/G01     F                  420,000.00         ZZ
                          360                419,571.79         1
                          5.8750             2484.46            80
                          5.6250             2484.46
LAKE QUIVIRA  KS 66217    1                  05/11/05           00
0439277443                03                 07/01/05           0.0000
10001476                  O                  06/01/35
0

9933097       E82/G01     F                  340,000.00         ZZ
                          360                339,677.39         1
                          6.2500             2093.44            60
                          6.0000             2093.44
CLOVIS        CA 93619    2                  05/12/05           00
0401124169                05                 07/01/05           0.0000
0401124169                O                  06/01/35
0

9933943       M45/G01     F                  480,000.00         ZZ
                          360                478,995.30         1
                          5.7500             2801.15            78
                          5.5000             2801.15
BIRMINGHAM    AL 35242    5                  04/25/05           00
0439317744                03                 06/01/05           0.0000
0824638                   O                  05/01/35
0

9933979       M45/G01     F                  440,000.00         ZZ
                          360                439,121.75         1
                          6.0000             2638.03            68
                          5.7500             2638.03
ELLICOTT CITY MD 21042    5                  04/25/05           00
0439316910                03                 06/01/05           0.0000
0832464                   O                  05/01/35
0

9934019       M45/G01     F                  515,000.00         ZZ
                          360                513,922.02         1
                          5.7500             3005.41            50
                          5.5000             3005.41
NEWTON SQUARE PA 19073    5                  04/06/05           00
0439316647                05                 06/01/05           0.0000
0818467                   O                  05/01/35
0

9934093       714/G01     F                  400,000.00         ZZ
                          360                399,582.37         1
                          5.7500             2334.30            45
                          5.5000             2334.30
MEQUON        WI 53092    5                  05/16/05           00
0439310822                05                 07/01/05           0.0000
388481537                 O                  06/01/35
0

9934339       E22/G01     F                  392,000.00         ZZ
                          360                391,600.34         1
                          5.8750             2318.83            70
                          5.6250             2318.83
CARNATION     WA 98014    2                  05/09/05           00
0424164945                05                 07/01/05           0.0000
0424164945                O                  06/01/35
0

9941939       369/G01     F                  597,000.00         ZZ
                          360                595,720.55         1
                          5.6250             3436.67            71
                          5.3750             3436.67
MONROE        LA 71201    2                  04/04/05           00
0439339987                05                 06/01/05           0.0000
79140265                  O                  05/01/35
0

9941957       369/G01     F                  576,000.00         ZZ
                          360                574,765.55         1
                          5.6250             3315.78            80
                          5.3750             3315.78
FLOWOOD       MS 39232    1                  04/07/05           00
0439343088                03                 06/01/05           0.0000
79327516                  O                  05/01/35
0

9941985       369/G01     F                  1,000,000.00       ZZ
                          360                997,955.91         1
                          5.8750             5915.38            61
                          5.6250             5915.38
FLOWOOD       MS 39232    2                  04/25/05           00
0439333022                03                 06/01/05           0.0000
78923919                  O                  05/01/35
0

9942149       Q30/G01     F                  419,000.00         ZZ
                          360                418,572.81         1
                          5.8750             2478.54            61
                          5.6250             2478.54
GLASTONBURY   CT 06033    1                  05/13/05           00
0439331547                05                 07/01/05           0.0000
32026156                  O                  06/01/35
0

9942199       550/550     F                  668,800.00         ZZ
                          360                668,127.80         1
                          5.9500             3988.33            80
                          5.7000             3988.33
SAN FRANCISCO CA 94112    1                  05/11/05           00
120767517                 05                 07/01/05           0.0000
120767517                 O                  06/01/35
0

9942631       E82/G01     F                  380,000.00         ZZ
                          240                379,189.67         1
                          6.1250             2749.91            64
                          5.8750             2749.91
RICHMOND      VA 23220    2                  05/17/05           00
0401126057                05                 07/01/05           0.0000
0401126057                O                  06/01/25
0

9943893       E22/G01     F                  407,000.00         ZZ
                          360                406,585.04         1
                          5.8750             2407.56            69
                          5.6250             2407.56
TRUMBULL      CT 06611    2                  05/16/05           00
0424031748                05                 07/01/05           0.0000
0424031748                O                  06/01/35
0

9944101       E82/G01     F                  410,000.00         ZZ
                          360                409,601.51         1
                          6.1250             2491.20            65
                          5.8750             2491.20
BELTSVILLE    MD 20705    2                  05/18/05           00
0401111844                03                 07/01/05           0.0000
0401111844                O                  06/01/35
0

9944897       E82/G01     F                  169,400.00         ZZ
                          360                169,227.29         1
                          5.8750             1002.06            50
                          5.6250             1002.06
EDMONDS       WA 98026    2                  05/19/05           00
0401129507                05                 07/01/05           0.0000
0401129507                O                  06/01/35
0

9944901       E82/G01     F                  403,000.00         ZZ
                          360                402,579.23         1
                          5.7500             2351.81            84
                          5.5000             2351.81
WHEATRIDGE    CO 80215    2                  05/20/05           04
0401127550                05                 07/01/05           12.0000
0401127550                O                  06/01/35
0

9944911       E82/G01     F                  193,500.00         ZZ
                          360                193,311.93         1
                          6.1250             1175.73            57
                          5.8750             1175.73
GERMANTOWN    NY 12526    2                  05/20/05           00
0401123773                05                 07/01/05           0.0000
0401123773                O                  06/01/35
0

9945177       E22/G01     F                  400,000.00         TX
                          360                399,611.23         1
                          6.1250             2430.44            80
                          5.8750             2430.44
RICHMOND      TX 77469    5                  05/05/05           00
0423663012                03                 07/01/05           0.0000
0423663012                O                  06/01/35
0

9945301       E22/G01     F                  342,400.00         ZZ
                          360                342,042.52         1
                          5.7500             1998.15            80
                          5.5000             1998.15
PORTLAND      ME 04103    5                  05/18/05           00
0424107191                05                 07/01/05           0.0000
0424107191                O                  06/01/35
0

9948853       E33/G01     F                  365,600.00         ZZ
                          360                365,218.28         1
                          5.7500             2133.55            80
                          5.5000             2133.55
LINDENHURST   IL 60046    2                  05/20/05           00
0439342411                05                 07/01/05           0.0000
85448                     O                  06/01/35
0

9949069       X05/G01     F                  514,000.00         ZZ
                          360                513,475.96         1
                          5.8750             3040.50            73
                          5.6250             3040.50
ALBUQUERQUE   NM 87111    2                  05/12/05           00
0439340910                03                 07/01/05           0.0000
13504165                  O                  06/01/35
0

9949277       E22/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          5.8750             3182.29            44
                          5.6250             3182.29
REDMOND       WA 98053    2                  05/19/05           00
0424053668                03                 07/01/05           0.0000
0424053668                O                  06/01/35
0

9949473       E22/G01     F                  245,000.00         TX
                          360                244,767.53         1
                          6.2500             1508.51            70
                          6.0000             1508.51
SAN ANTONIO   TX 78209    5                  05/18/05           00
0424200798                05                 07/01/05           0.0000
0424200798                O                  06/01/35
0

9949941       L14/G01     F                  550,000.00         T
                          360                548,848.77         1
                          5.7500             3209.66            74
                          5.5000             3209.66
CHESTER       MD 21619    1                  04/26/05           00
0439338377                05                 06/01/05           0.0000
226401845                 O                  05/01/35
0

9949979       L14/G01     F                  552,000.00         ZZ
                          360                550,844.58         1
                          5.7500             3221.33            77
                          5.5000             3221.33
MILLERSVILLE  MD 21108    2                  04/25/05           00
0439338195                03                 06/01/05           0.0000
226400335                 O                  05/01/35
0

9950049       E82/G01     F                  368,450.00         ZZ
                          360                368,083.21         1
                          6.0000             2209.04            74
                          5.7500             2209.04
SHERMAN       CT 06784    2                  05/23/05           00
0401131685                05                 07/01/05           0.0000
0401131685                O                  06/01/35
0

9950067       E82/G01     F                  437,000.00         ZZ
                          360                436,564.96         1
                          6.0000             2620.04            80
                          5.7500             2620.04
FALLS CHURCH  VA 22044    2                  05/23/05           00
0401126610                05                 07/01/05           0.0000
0401126610                O                  06/01/35
0

9950279       E22/G01     F                  447,000.00         TX
                          360                446,544.27         1
                          5.8750             2644.17            61
                          5.6250             2644.17
UNIVERSITY PARTX 75205    5                  05/20/05           00
0424126894                05                 07/01/05           0.0000
0424126894                O                  06/01/35
0

9950381       E22/G01     F                  437,500.00         ZZ
                          360                437,043.22         1
                          5.7500             2553.13            70
                          5.5000             2553.13
OLYMPIA       WA 98512    2                  05/20/05           00
0424195840                05                 07/01/05           0.0000
0424195840                O                  06/01/35
0

9952203       E82/G01     F                  175,000.00         ZZ
                          360                174,821.58         1
                          5.8750             1035.19            75
                          5.6250             1035.19
TACOMA        WA 98498    2                  05/25/05           00
0401127642                05                 07/01/05           0.0000
0401127642                O                  06/01/35
0

9952223       E82/G01     F                  317,500.00         ZZ
                          360                317,176.29         1
                          5.8750             1878.14            73
                          5.6250             1878.14
BLOOMFIELD HILMI 48302    2                  05/25/05           00
0401128368                05                 07/01/05           0.0000
0401128368                O                  06/01/35
0

9952253       E82/G01     F                  160,600.00         ZZ
                          360                160,443.91         1
                          6.1250             975.82             77
                          5.8750             975.82
WILMINGTON    DE 19802    2                  05/24/05           00
0401131115                05                 07/01/05           0.0000
0401131115                O                  06/01/35
0

9957459       E22/G01     F                  460,000.00         ZZ
                          360                459,519.73         1
                          5.7500             2684.44            80
                          5.5000             2684.44
HUNTINGTOWN   MD 20639    1                  05/27/05           00
0423616416                03                 07/01/05           0.0000
0423616416                O                  06/01/35
0

9958303       E82/G01     F                  443,000.00         ZZ
                          360                442,558.99         1
                          6.0000             2656.01            62
                          5.7500             2656.01
CUPERTINO     CA 95014    2                  05/26/05           00
0401131529                05                 07/01/05           0.0000
0401131529                O                  06/01/35
0

9958315       462/G01     F                  425,450.00         ZZ
                          360                424,580.34         1
                          5.8750             2516.70            80
                          5.6250             2516.70
ELK GROVE     CA 95757    1                  04/05/04           00
0439368382                05                 06/01/05           0.0000
7838584                   O                  05/01/35
0

9958481       462/G01     F                  422,550.00         ZZ
                          360                422,119.18         1
                          5.8750             2499.55            80
                          5.6250             2499.55
LAS VEGAS     NV 89131    1                  05/02/05           00
0439360645                03                 07/01/05           0.0000
0005704689                O                  06/01/35
0

9959411       U80/G01     F                  532,000.00         ZZ
                          360                531,444.56         1
                          5.7500             3104.61            62
                          5.5000             3104.61
CHARLESTON    SC 29412    5                  05/25/05           00
0439350547                03                 07/01/05           0.0000
30018860                  O                  06/01/35
0

9959713       E22/G01     F                  375,000.00         ZZ
                          360                374,608.48         1
                          5.7500             2188.40            80
                          5.5000             2188.40
SEATTLE       WA 98136    5                  05/24/05           00
0424277283                05                 07/01/05           0.0000
0424277283                O                  06/01/35
0

9960359       E22/G01     F                  495,000.00         ZZ
                          360                494,495.33         1
                          5.8750             2928.11            71
                          5.6250             2928.11
TUCSON        AZ 85718    2                  05/23/05           00
0424156289                03                 07/01/05           0.0000
0424156289                O                  06/01/35
0

9960535       E22/G01     F                  379,200.00         TX
                          360                378,822.50         1
                          6.0000             2273.50            80
                          5.7500             2273.50
WEATHERFORD   TX 76085    5                  05/25/05           00
0424221950                03                 07/01/05           0.0000
0424221950                O                  06/01/35
0

9960553       E22/G01     F                  418,000.00         ZZ
                          360                417,553.14         1
                          5.6250             2406.24            70
                          5.3750             2406.24
KIRKLAND      WA 98033    2                  05/21/05           00
0424230340                05                 07/01/05           0.0000
0424230340                O                  06/01/35
0

9960945       944/G01     F                  526,000.00         ZZ
                          360                525,476.36         1
                          6.0000             3153.64            72
                          5.7500             3153.64
DISCOVERY BAY CA 94514    1                  05/05/05           00
0439357732                03                 07/01/05           0.0000
1001823430                O                  06/01/35
0

9961005       944/G01     F                  503,000.00         ZZ
                          360                502,487.17         1
                          5.8750             2975.43            73
                          5.6250             2975.43
EL DORADO HILLCA 95762    2                  05/02/05           00
0439353939                03                 07/01/05           0.0000
1001823417                O                  06/01/35
0

9961029       944/G01     F                  600,000.00         T
                          360                598,773.55         1
                          5.8750             3549.23            80
                          5.6250             3549.23
LAKE COMO     NJ 07719    1                  05/02/05           00
0439355538                05                 06/01/05           0.0000
1001823691                O                  05/01/35
0

9961075       944/G01     F                  420,000.00         ZZ
                          360                419,561.49         1
                          5.7500             2451.01            75
                          5.5000             2451.01
ROSEVILLE     CA 95678    5                  05/09/05           00
0439355405                05                 07/01/05           0.0000
1001825075                O                  06/01/35
0

9962599       E22/G01     F                  499,000.00         ZZ
                          360                499,000.00         1
                          5.6250             2339.06            66
                          5.3750             2339.06
SANTA CLARA   CA 95051    2                  05/20/05           00
0424156545                05                 07/01/05           0.0000
0424156545                O                  06/01/35
0

9964153       944/G01     F                  396,000.00         ZZ
                          360                395,586.55         1
                          5.7500             2310.95            71
                          5.5000             2310.95
CYPRESS       CA 90630    5                  05/04/05           00
0439354408                05                 07/01/05           0.0000
1001823377                O                  06/01/35
0

9964429       E22/U57     F                  412,000.00         ZZ
                          360                411,579.94         2
                          5.8750             2437.14            80
                          5.6250             2437.14
NATICK        MA 01760    2                  05/27/05           00
0423833433                05                 07/01/05           0.0000
0423833433                O                  06/01/35
0

9964575       E22/G01     F                  600,000.00         ZZ
                          360                599,358.56         1
                          5.6250             3453.94            53
                          5.3750             3453.94
SCOTTSDALE    AZ 85262    1                  05/31/05           00
0424203545                03                 07/01/05           0.0000
0424203545                O                  06/01/35
0

9965033       L49/G01     F                  359,650.00         ZZ
                          360                358,518.10         1
                          5.7500             2098.82            70
                          5.5000             2098.82
CORONA        CA 92880    1                  03/16/05           00
0439364415                03                 05/01/05           0.0000
10026250                  O                  04/01/35
0

9965045       L49/G01     F                  597,000.00         ZZ
                          360                596,391.33         1
                          5.8750             3531.48            80
                          5.6250             3531.48
HAYWARD       CA 94545    1                  05/12/05           00
0439357997                03                 07/01/05           0.0000
10024689                  O                  06/01/35
0

9965217       E82/G01     F                  127,000.00         ZZ
                          360                127,000.00         1
                          6.0000             761.43             53
                          5.7500             761.43
FORT LAUDERDALFL 33312    2                  05/31/05           00
0401123989                05                 08/01/05           0.0000
0401123989                O                  07/01/35
0

9965357       E82/G01     F                  292,500.00         ZZ
                          360                292,500.00         1
                          6.0000             1753.69            45
                          5.7500             1753.69
BAYSIDE       NY 11361    2                  05/27/05           00
0401130521                05                 08/01/05           0.0000
0401130521                O                  07/01/35
0

9965659       J53/J53     F                  444,000.00         T
                          360                443,578.72         1
                          6.2500             2733.78            80
                          6.0000             2733.78
GRAFORD       TX 76449    1                  05/11/05           00
MILNER                    02                 07/01/05           0.0000
MILNER                    O                  06/01/35
0

9966449       E22/G01     F                  56,000.00          ZZ
                          360                55,949.37          1
                          6.5000             353.96             80
                          6.2500             353.96
LOUISVILLE    KY 40272    1                  06/03/05           00
0424131688                05                 07/01/05           0.0000
0424131688                O                  06/01/35
0

9968771       E22/U57     F                  364,000.00         ZZ
                          360                363,654.62         1
                          6.2500             2241.21            80
                          6.0000             2241.21
SUNNYVALE     TX 75182    2                  05/31/05           00
0423941053                05                 07/01/05           0.0000
0423941053                O                  06/01/35
0

9968869       E22/G01     F                  264,000.00         ZZ
                          360                263,730.84         1
                          5.8750             1561.66            76
                          5.6250             1561.66
POMPANO BEACH FL 33062    5                  05/31/05           00
0424150522                01                 07/01/05           0.0000
0424150522                O                  06/01/35
0

9968901       E22/G01     F                  159,926.00         ZZ
                          360                159,926.00         1
                          6.1250             971.73             80
                          5.8750             971.73
WEST JORDAN   UT 84088    1                  06/03/05           00
0424179323                05                 08/01/05           0.0000
0424179323                O                  07/01/35
0

9968907       E22/G01     F                  355,000.00         ZZ
                          360                355,000.00         1
                          5.7500             1701.04            71
                          5.5000             1701.04
FAIRFIELD     CT 06824    2                  05/31/05           00
0424182939                05                 08/01/05           0.0000
0424182939                O                  07/01/35
0

9969151       E22/G01     F                  104,000.00         ZZ
                          360                103,903.68         1
                          6.3750             648.82             80
                          6.1250             648.82
PORT BARRE    LA 70577    2                  06/01/05           00
0424358257                05                 07/01/05           0.0000
0424358257                O                  06/01/35
0

9969191       E22/G01     F                  385,000.00         ZZ
                          360                385,000.00         1
                          5.7500             2246.76            77
                          5.5000             2246.76
QUEEN CREEK   AZ 85242    5                  06/01/05           00
0424396190                03                 08/01/05           0.0000
0424396190                O                  07/01/35
0

9969399       E82/G01     F                  715,000.00         ZZ
                          360                715,000.00         1
                          6.3750             4460.67            64
                          6.1250             4460.67
SOUTH SAN FRANCA 94080    5                  06/03/05           00
0401126545                05                 08/01/05           0.0000
0401126545                O                  07/01/35
0

9969401       E82/G01     F                  560,000.00         ZZ
                          240                560,000.00         1
                          6.1250             4052.50            80
                          5.8750             4052.50
TRACY         CA 95376    5                  06/03/05           00
0401127139                05                 08/01/05           0.0000
0401127139                O                  07/01/25
0

9970005       X64/G01     F                  440,000.00         ZZ
                          360                439,540.61         1
                          5.7500             2567.72            80
                          5.5000             2567.72
WEST BLOOMFIELMI 48322    2                  05/27/05           00
0439366865                05                 07/01/05           0.0000
0000044905                O                  06/01/35
0

9971225       Z16/G01     F                  444,995.00         ZZ
                          360                443,627.26         1
                          5.8750             2632.31            79
                          5.6250             2632.31
WESTMINSTER   MD 21157    2                  03/24/05           00
0439378084                05                 05/01/05           0.0000
4000205822                O                  04/01/35
0

9971235       Z16/G01     F                  490,000.00         ZZ
                          360                488,364.91         1
                          5.7500             2859.51            56
                          5.5000             2859.51
CONCORD       MA 01742    5                  03/14/05           00
0439372319                05                 05/01/05           0.0000
4000205604                O                  04/01/35
0

9971243       Z16/G01     F                  479,200.00         T
                          360                477,699.25         1
                          5.6250             2758.55            80
                          5.3750             2758.55
HOLDEN BEACH  NC 28462    1                  04/04/05           00
0439371444                05                 06/01/05           0.0000
4000216863                O                  05/01/35
0

9971247       Z16/G01     F                  512,000.00         ZZ
                          360                511,478.00         1
                          5.8750             3028.67            80
                          5.6250             3028.67
ST PAUL       MN 55105    1                  05/05/05           00
0439376146                05                 07/01/05           0.0000
4000222717                O                  06/01/35
0

9971253       Z16/G01     F                  418,900.00         ZZ
                          360                417,481.14         1
                          5.7500             2444.59            80
                          5.5000             2444.59
NEEDHAM       MA 02492    2                  03/30/05           00
0439376138                05                 05/01/05           0.0000
4000205021                O                  04/01/35
0

9971255       Z16/G01     F                  380,000.00         T
                          360                378,804.04         1
                          5.7500             2217.58            80
                          5.5000             2217.58
EASTON        MD 21601    1                  03/18/05           00
0439374695                05                 05/01/05           0.0000
4000207873                O                  04/01/35
0

9971715       E22/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.7500             2395.83            72
                          5.5000             2395.83
WOODINVILLE   WA 98072    1                  06/03/05           00
0424408383                05                 08/01/05           0.0000
0424408383                O                  07/01/35
0

9971881       L21/G01     F                  475,000.00         ZZ
                          360                474,527.14         1
                          6.0000             2847.86            74
                          5.7500             2847.86
SOMERVILLE    MA 02143    2                  05/18/05           00
0439373341                05                 07/01/05           0.0000
28505810                  O                  06/01/35
0

9973159       L21/G01     F                  435,000.00         ZZ
                          360                434,556.50         1
                          5.8750             2573.19            78
                          5.6250             2573.19
BEDFORD       MA 01730    5                  05/25/05           00
0439374745                05                 07/01/05           0.0000
28506045                  O                  06/01/35
0

9973181       L21/G01     F                  416,500.00         ZZ
                          360                416,075.35         1
                          5.8750             2463.76            80
                          5.6250             2463.76
MINT HILL     NC 28227    1                  05/26/05           00
0439374117                03                 07/01/05           0.0000
28505489                  O                  06/01/35
0

9973253       253/253     F                  650,000.00         ZZ
                          360                649,368.24         1
                          6.1250             3949.47            80
                          5.8750             3949.47
GEORGETOWN    TX 78628    4                  07/23/04           00
359896                    03                 07/01/05           0.0000
359896                    O                  06/01/35
0

9973943       L46/L46     F                  550,000.00         ZZ
                          360                542,692.71         1
                          5.8750             3253.46            65
                          5.6250             3253.46
SOUTHLAKE     TX 76092    1                  05/31/05           00
0001058387                05                 07/01/05           0.0000
0001058387                O                  06/01/35
0

9973961       P60/G01     F                  431,950.00         ZZ
                          360                431,950.00         1
                          5.7500             2520.75            72
                          5.5000             2520.75
FINDLAY       OH 45840    2                  06/02/05           00
0439373275                05                 08/01/05           0.0000
1310905674                O                  07/01/35
0

9974565       E22/U57     F                  395,000.00         ZZ
                          360                394,606.78         1
                          6.0000             2368.22            74
                          5.7500             2368.22
VENTURA       CA 93001    2                  05/16/05           00
0423412394                05                 07/01/05           0.0000
0423412394                O                  06/01/35
0

9974605       E22/U57     F                  448,000.00         ZZ
                          360                448,000.00         1
                          6.0000             2685.99            80
                          5.7500             2685.99
EAST SETAUKET NY 11733    5                  06/03/05           00
0423977446                05                 08/01/05           0.0000
0423977446                O                  07/01/35
0

9974707       E22/G01     F                  404,000.00         ZZ
                          360                404,000.00         1
                          5.8750             2389.81            70
                          5.6250             2389.81
LIVINGSTON    NJ 07039    2                  06/03/05           00
0424219723                05                 08/01/05           0.0000
0424219723                O                  07/01/35
0

9974755       E22/G01     F                  700,000.00         ZZ
                          360                700,000.00         1
                          5.8750             4140.76            61
                          5.6250             4140.76
HOLLADAY      UT 84117    1                  06/06/05           00
0424270262                05                 08/01/05           0.0000
0424270262                O                  07/01/35
0

9975007       E82/G01     F                  165,000.00         ZZ
                          360                165,000.00         1
                          6.3750             1029.39            51
                          6.1250             1029.39
LAS VEGAS     NV 89129    2                  06/06/05           00
0401130364                05                 08/01/05           0.0000
0401130364                O                  07/01/35
0

9977771       E82/G01     F                  442,000.00         ZZ
                          360                442,000.00         1
                          6.1250             2685.64            74
                          5.8750             2685.64
MILPITAS      CA 95035    2                  06/08/05           00
0401127444                05                 08/01/05           0.0000
0401127444                O                  07/01/35
0

9977969       H58/G01     F                  588,000.00         ZZ
                          360                587,400.51         1
                          5.8750             3478.24            80
                          5.6250             3478.24
MONTEREY      CA 93940    1                  05/11/05           00
0439393752                05                 07/01/05           0.0000
294604                    O                  06/01/35
0

9978003       M45/G01     F                  399,000.00         ZZ
                          360                398,602.79         1
                          6.0000             2392.21            68
                          5.7500             2392.21
SANTA CLARA   CA 95050    5                  05/20/05           00
0439438110                05                 07/01/05           0.0000
A0843500                  O                  06/01/35
0

9978097       M45/G01     F                  465,000.00         ZZ
                          360                464,537.09         1
                          6.0000             2787.91            75
                          5.7500             2787.91
NORTHRIDGE    CA 91326    5                  05/20/05           00
0439432337                05                 07/01/05           0.0000
A0847302                  O                  06/01/35
0

9978105       H58/G01     F                  430,000.00         ZZ
                          360                429,561.60         1
                          5.8750             2543.61            69
                          5.6250             2543.61
GIG HARBOR    WA 98332    1                  05/18/05           00
0439410416                03                 07/01/05           0.0000
299028                    O                  06/01/35
0

9978113       H58/G01     F                  544,000.00         ZZ
                          360                543,445.36         1
                          5.8750             3217.97            80
                          5.6250             3217.97
CAMPBELL      CA 95008    1                  05/05/05           00
0439410275                05                 07/01/05           0.0000
291722                    O                  06/01/35
0

9978115       H58/G01     F                  438,000.00         ZZ
                          360                437,553.44         1
                          5.8750             2590.94            78
                          5.6250             2590.94
TRACY         CA 95377    2                  05/02/05           00
0439394370                05                 07/01/05           0.0000
296737                    O                  06/01/35
0

9978121       H58/G01     F                  576,000.00         ZZ
                          360                575,412.74         1
                          5.8750             3407.26            80
                          5.6250             3407.26
FOOTHILL RANCHCA 92610    1                  05/13/05           00
0439394289                03                 07/01/05           0.0000
297107                    O                  06/01/35
0

9978125       H58/G01     F                  555,000.00         ZZ
                          360                554,434.15         1
                          5.8750             3283.04            61
                          5.6250             3283.04
OXNARD        CA 93036    1                  05/02/05           00
0439389941                03                 07/01/05           0.0000
297516                    O                  06/01/35
0

9978139       H58/G01     F                  456,000.00         ZZ
                          360                455,535.09         1
                          5.8750             2697.41            80
                          5.6250             2697.41
GRESHAM       OR 97080    1                  05/23/05           00
0439412297                03                 07/01/05           0.0000
305034                    O                  06/01/35
0

9978153       H58/G01     F                  359,000.00         ZZ
                          360                358,625.18         1
                          5.7500             2095.03            64
                          5.5000             2095.03
PHOENIX       AZ 85048    5                  05/03/05           00
0439392291                03                 07/01/05           0.0000
294195                    O                  06/01/35
0

9978167       H58/G01     F                  450,000.00         ZZ
                          360                449,541.20         1
                          5.8750             2661.92            44
                          5.6250             2661.92
SCOTTS VALLEY CA 95066    2                  05/12/05           00
0439394396                03                 07/01/05           0.0000
299961                    O                  06/01/35
0

9978183       H58/G01     F                  475,000.00         ZZ
                          360                474,515.71         1
                          5.8750             2809.81            69
                          5.6250             2809.81
GARDNERVILLE  NV 89410    5                  05/13/05           00
0439394602                05                 07/01/05           0.0000
299876                    O                  06/01/35
0

9978189       H58/G01     F                  398,797.00         ZZ
                          360                398,390.40         1
                          5.8750             2359.04            80
                          5.6250             2359.04
BAKERSFIELD   CA 93312    1                  05/23/05           00
0439394768                05                 07/01/05           0.0000
301519                    O                  06/01/35
0

9978213       M45/G01     F                  525,000.00         ZZ
                          360                524,464.73         1
                          5.8750             3105.58            60
                          5.6250             3105.58
PORT WASHINGTONY 11050    5                  05/05/05           00
0439426156                05                 07/01/05           0.0000
825973                    O                  06/01/35
0

9979885       L21/G01     F                  404,000.00         ZZ
                          360                404,000.00         1
                          5.9900             2419.59            80
                          5.7400             2419.59
MASHPEE       MA 02649    1                  06/06/05           00
0439411158                05                 08/01/05           0.0000
28505959                  O                  07/01/35
0

9979895       E82/G01     F                  300,000.00         ZZ
                          360                300,000.00         1
                          5.8750             1774.61            16
                          5.6250             1774.61
BOZEMAN       MT 59715    2                  06/09/05           00
0401137260                03                 08/01/05           0.0000
0401137260                O                  07/01/35
0

9979929       L21/G01     F                  465,000.00         ZZ
                          360                465,000.00         1
                          5.8750             2750.66            62
                          5.6250             2750.66
NORTH HAMPTON NH 03862    5                  05/31/05           00
0439412420                05                 08/01/05           0.0000
28505836                  O                  07/01/35
0

9979933       L21/G01     F                  513,000.00         ZZ
                          360                513,000.00         1
                          5.7500             2993.73            79
                          5.5000             2993.73
BRAINTREE     MA 02184    2                  06/01/05           00
0439410630                05                 08/01/05           0.0000
28506004                  O                  07/01/35
0

9979945       L21/G01     F                  496,000.00         ZZ
                          360                496,000.00         1
                          5.8750             2934.03            80
                          5.6250             2934.03
ESSEX FALLS   NJ 07021    1                  06/09/05           00
0439411497                05                 08/01/05           0.0000
28506364                  O                  07/01/35
0

9980335       U85/G01     F                  300,000.00         ZZ
                          360                300,000.00         1
                          5.5000             1703.37            67
                          5.2500             1703.37
LAKE VILLA    IL 60046    1                  06/10/05           00
0439389263                03                 08/01/05           0.0000
0608200510                O                  07/01/35
0

9980989       E22/G01     F                  388,000.00         ZZ
                          360                388,000.00         1
                          5.8750             2295.17            72
                          5.6250             2295.17
NOKESVILLE    VA 20181    5                  06/06/05           00
0424337186                03                 08/01/05           0.0000
0424337186                O                  07/01/35
0

9981207       E22/G01     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.0000             1500.00            59
                          5.7500             1500.00
LOS GATOS     CA 95032    1                  06/07/05           00
0424223691                09                 08/01/05           0.0000
0424223691                O                  07/01/35
0

9981213       E22/G01     F                  365,000.00         ZZ
                          360                365,000.00         1
                          5.8750             2159.11            69
                          5.6250             2159.11
LAKEVILLE     MA 02347    2                  06/07/05           00
0424238723                05                 08/01/05           0.0000
0424238723                O                  07/01/35
0

9982169       253/253     F                  230,000.00         ZZ
                          360                230,000.00         1
                          5.8750             1126.04            64
                          5.6250             1126.04
BOULDER       CO 80304    1                  06/03/05           00
389324                    09                 07/01/05           0.0000
389324                    O                  06/01/35
0

9983083       M45/G01     F                  461,000.00         ZZ
                          360                460,483.43         1
                          5.3750             2581.47            52
                          5.1250             2581.47
SANTA CRUZ    CA 95060    2                  05/18/05           00
0439439415                05                 07/01/05           0.0000
825135                    O                  06/01/35
0

9983085       M45/G01     F                  400,000.00         ZZ
                          360                399,592.17         1
                          5.8750             2366.16            67
                          5.6250             2366.16
CARLSBAD      CA 92008    1                  05/12/05           00
0439434242                05                 07/01/05           0.0000
839113                    O                  06/01/35
0

9983093       M45/G01     F                  550,000.00         ZZ
                          360                549,425.76         1
                          5.7500             3209.66            78
                          5.5000             3209.66
CINCINNATI    OH 45244    1                  05/24/05           00
0439432931                03                 07/01/05           0.0000
811452                    O                  06/01/35
0

9983099       M45/G01     F                  646,000.00         ZZ
                          360                645,325.53         1
                          5.7500             3769.89            73
                          5.5000             3769.89
CHAPPAQUA     NY 10514    1                  05/25/05           00
0439434119                05                 07/01/05           0.0000
817779                    O                  06/01/35
0

9983101       M45/G01     F                  563,800.00         ZZ
                          360                563,211.35         1
                          5.7500             3290.19            60
                          5.5000             3290.19
CUPERTINO     CA 95014    5                  05/10/05           00
0439433335                05                 07/01/05           0.0000
840592                    O                  06/01/35
0

9983103       M45/G01     F                  432,000.00         ZZ
                          360                432,000.00         1
                          5.6250             2025.00            64
                          5.3750             2025.00
LITTLE NECK   NY 11362    2                  05/05/05           00
0439432360                05                 07/01/05           0.0000
838640                    O                  06/01/35
0

9983105       M45/G01     F                  625,000.00         ZZ
                          360                624,283.10         1
                          5.2500             3451.28            44
                          5.0000             3451.28
LAFAYETTE     CA 94549    5                  05/05/05           00
0439433236                05                 07/01/05           0.0000
838979                    O                  06/01/35
0

9983107       M45/G01     F                  482,000.00         ZZ
                          360                481,496.75         1
                          5.7500             2812.83            51
                          5.5000             2812.83
WALNUT CREEK  CA 94598    2                  05/26/05           00
0439414517                05                 07/01/05           0.0000
A0849952                  O                  06/01/35
0

9983109       M45/G01     F                  504,000.00         ZZ
                          360                503,421.89         1
                          5.2500             2783.11            80
                          5.0000             2783.11
GLENDALE      CA 91202    1                  05/26/05           00
0439412511                05                 07/01/05           0.0000
773218                    O                  06/01/35
0

9983113       M45/G01     F                  460,000.00         ZZ
                          360                459,508.23         1
                          5.6250             2648.02            56
                          5.3750             2648.02
SAN JOSE      CA 95125    1                  05/17/05           00
0439432964                03                 07/01/05           0.0000
819624                    O                  06/01/35
0

9983121       M45/G01     F                  445,000.00         ZZ
                          360                444,557.00         1
                          6.0000             2668.00            72
                          5.7500             2668.00
ROSEVILLE     CA 95661    5                  05/02/05           00
0439412305                05                 07/01/05           0.0000
A0836739                  O                  06/01/35
0

9983125       M45/G01     F                  375,000.00         ZZ
                          360                375,000.00         1
                          5.8750             2218.27            77
                          5.6250             2218.27
WOODINVILLE   WA 98077    1                  05/31/05           00
0439432691                05                 08/01/05           0.0000
A0827602                  O                  07/01/35
0

9983131       M45/G01     F                  410,000.00         ZZ
                          360                409,571.93         1
                          5.7500             2392.65            57
                          5.5000             2392.65
NEWARK        CA 94560    5                  05/18/05           00
0439432733                05                 07/01/05           0.0000
847952                    O                  06/01/35
0

9983133       M45/G01     F                  361,600.00         ZZ
                          360                361,222.47         1
                          5.7500             2110.20            80
                          5.5000             2110.20
NORWOOD       MA 02062    1                  05/11/05           00
0439436106                05                 07/01/05           0.0000
A0826239                  O                  06/01/35
0

9983137       M45/G01     F                  390,000.00         ZZ
                          360                389,583.07         1
                          5.6250             2245.06            52
                          5.3750             2245.06
BERWYN        PA 19312    1                  05/20/05           00
0439436403                05                 07/01/05           0.0000
A0822984                  O                  06/01/35
0

9983139       M45/G01     F                  595,000.00         ZZ
                          360                594,363.90         1
                          5.6250             3425.16            70
                          5.3750             3425.16
CENTREVILLE   VA 20120    1                  05/31/05           00
0439432113                05                 07/01/05           0.0000
A0836601                  O                  06/01/35
0

9983141       M45/G01     F                  409,600.00         ZZ
                          360                409,172.35         1
                          5.7500             2390.32            80
                          5.5000             2390.32
ALAMEDA       CA 94501    1                  05/10/05           00
0439431909                05                 07/01/05           0.0000
A0842747                  O                  06/01/35
0

9983145       M45/G01     F                  374,000.00         ZZ
                          360                373,590.63         1
                          5.5000             2123.54            69
                          5.2500             2123.54
VENTURA       CA 93003    5                  05/16/05           00
0439435710                05                 07/01/05           0.0000
830321                    O                  06/01/35
0

9983151       M45/G01     F                  489,000.00         ZZ
                          360                489,000.00         1
                          5.5000             2776.49            70
                          5.2500             2776.49
CARLSBAD      CA 92008    1                  05/17/05           00
0439435249                03                 08/01/05           0.0000
817727                    O                  07/01/35
0

9983157       M45/G01     F                  400,000.00         ZZ
                          360                399,582.37         1
                          5.7500             2334.30            49
                          5.5000             2334.30
FREEPORT      ME 04032    1                  05/27/05           00
0439434200                05                 07/01/05           0.0000
834483                    O                  06/01/35
0

9983451       E22/G01     F                  256,000.00         ZZ
                          360                256,000.00         1
                          5.8750             1514.34            80
                          5.6250             1514.34
MIAMI         FL 33193    2                  06/09/05           00
0424332344                05                 08/01/05           0.0000
0424332344                O                  07/01/35
0

9983575       E22/G01     F                  590,000.00         ZZ
                          360                590,000.00         1
                          5.8750             3490.07            68
                          5.6250             3490.07
LOS ANGELES   CA 91607    5                  06/08/05           00
0424447753                05                 08/01/05           0.0000
0424447753                O                  07/01/35
0

9983719       E22/G01     F                  153,200.00         ZZ
                          360                153,200.00         1
                          6.3750             955.77             80
                          6.1250             955.77
SALT LAKE CITYUT 84121    1                  06/10/05           00
0424060481                01                 08/01/05           0.0000
0424060481                O                  07/01/35
0

9984359       116/116     F                  405,000.00         ZZ
                          360                404,587.08         1
                          5.8750             2395.73            90
                          5.6250             2395.73
HOUSTON       TX 77023    4                  10/29/04           12
1000002002                03                 07/01/05           25.0000
1000002002                O                  06/01/35
0

9984365       253/253     F                  470,000.00         ZZ
                          360                469,509.28         1
                          5.7500             2742.80            77
                          5.5000             2742.80
CASTLE ROCK   CO 80104    4                  05/28/05           00
352822                    03                 07/01/05           0.0000
352822                    O                  06/01/35
0

9984503       462/G01     F                  520,100.00         ZZ
                          360                519,569.73         1
                          5.8750             3076.59            80
                          5.6250             3076.59
LAKEVILLE     MN 55044    1                  05/26/05           00
0439468018                03                 07/01/05           0.0000
0008799983                O                  06/01/35
0

9984505       462/G01     F                  429,550.00         ZZ
                          360                429,112.05         1
                          5.8750             2540.96            77
                          5.6250             2540.96
BROOMFIELD    CO 80020    2                  05/24/05           00
0439477787                03                 07/01/05           0.0000
0009141987                O                  06/01/35
0

9984519       462/G01     F                  417,250.00         ZZ
                          360                416,834.62         1
                          6.0000             2501.63            80
                          5.7500             2501.63
LAS VEGAS     NV 89131    1                  05/17/05           00
0439443466                03                 07/01/05           0.0000
0008882888                O                  06/01/35
0

9984849       696/G01     F                  470,000.00         ZZ
                          360                470,000.00         1
                          5.7500             2742.79            58
                          5.5000             2742.79
ARLINGTON     VA 22201    1                  06/10/05           00
0439425778                05                 08/01/05           0.0000
25505069                  O                  07/01/35
0

9984879       E82/G01     F                  370,600.00         ZZ
                          360                370,600.00         1
                          5.8750             2192.24            79
                          5.6250             2192.24
DAYTON        NV 89403    2                  06/13/05           00
0401134036                03                 08/01/05           0.0000
0401134036                O                  07/01/35
0

9984899       E22/G01     F                  581,250.00         ZZ
                          360                581,250.00         1
                          6.0000             3484.89            75
                          5.7500             3484.89
OCCIDENTAL    CA 95465    1                  06/03/05           00
0424355972                05                 08/01/05           0.0000
0424355972                O                  07/01/35
0

9985275       E22/G01     F                  470,550.00         ZZ
                          360                470,550.00         1
                          5.8750             2783.48            78
                          5.6250             2783.48
ROCKWALL      TX 75087    2                  06/10/05           00
0424138873                05                 08/01/05           0.0000
0424138873                O                  07/01/35
0

9985307       E22/G01     F                  426,000.00         ZZ
                          360                426,000.00         1
                          5.8750             2519.95            51
                          5.6250             2519.95
HUNTINGTON BEACA 92648    2                  06/08/05           00
0424196194                05                 08/01/05           0.0000
0424196194                O                  07/01/35
0

9985813       E82/G01     F                  316,600.00         ZZ
                          360                316,600.00         1
                          6.0000             1898.18            90
                          5.7500             1898.18
LONGMONT      CO 80504    2                  06/06/05           04
0401133137                03                 08/01/05           25.0000
0401133137                O                  07/01/35
0

9986025       550/550     F                  1,100,000.00       ZZ
                          360                1,100,000.00       1
                          5.7000             6384.41            55
                          5.4500             6384.41
SAN FRANCISCO CA 94121    1                  05/31/05           00
120772210                 05                 08/01/05           0.0000
120772210                 O                  07/01/35
0

9986047       L21/G01     F                  536,800.00         ZZ
                          360                536,800.00         1
                          5.8750             3175.38            80
                          5.6250             3175.38
LUMBERTON     NJ 08048    1                  06/10/05           00
0439459934                05                 08/01/05           0.0000
28500939                  O                  07/01/35
0

9986159       462/G01     F                  399,900.00         ZZ
                          360                399,482.48         1
                          5.7500             2333.71            77
                          5.5000             2333.71
TEMECULA      CA 92591    1                  05/13/05           00
0439462680                03                 07/01/05           0.0000
0008545782                O                  06/01/35
0

9986535       E22/G01     F                  572,000.00         ZZ
                          360                572,000.00         1
                          5.5000             3247.75            80
                          5.2500             3247.75
EAGAN         MN 55123    1                  06/16/05           00
0424057412                05                 08/01/05           0.0000
0424057412                O                  07/01/35
0

9986951       E82/G01     F                  473,000.00         ZZ
                          360                473,000.00         1
                          6.0000             2835.88            79
                          5.7500             2835.88
LOS ANGELES   CA 90068    2                  06/15/05           00
0401133327                05                 08/01/05           0.0000
0401133327                O                  07/01/35
0

9987453       Y65/G01     F                  412,000.00         ZZ
                          360                411,569.85         1
                          5.7500             2404.32            80
                          5.5000             2404.32
LINCON        CA 95648    2                  05/02/05           00
0439461906                03                 07/01/05           0.0000
40302156                  O                  06/01/35
0

9987461       Y65/G01     F                  566,250.00         ZZ
                          360                565,686.30         1
                          6.0000             3394.95            75
                          5.7500             3394.95
PORT TOBACCO  MD 20677    5                  05/18/05           00
0439456195                05                 07/01/05           0.0000
40319521                  O                  06/01/35
0

9987491       Y65/G01     F                  450,000.00         ZZ
                          360                449,507.45         1
                          5.5000             2555.05            66
                          5.2500             2555.05
SAMMAMISH     WA 98075    1                  05/01/05           00
0439459744                03                 07/01/05           0.0000
40300020                  O                  06/01/35
0

9987835       E22/G01     F                  410,000.00         ZZ
                          360                410,000.00         1
                          5.8750             2425.30            70
                          5.6250             2425.30
LEESBURG      VA 20176    1                  06/17/05           00
0424367001                09                 08/01/05           0.0000
0424367001                O                  07/01/35
0

9988135       E82/G01     F                  361,900.00         ZZ
                          360                361,900.00         1
                          6.0000             2169.77            71
                          5.7500             2169.77
ELK GROVE     CA 95758    2                  06/15/05           00
0401138854                05                 08/01/05           0.0000
0401138854                O                  07/01/35
0

9988457       P60/G01     F                  372,000.00         T
                          360                372,000.00         1
                          5.8750             2200.53            80
                          5.6250             2200.53
NAPLES        FL 34102    1                  06/15/05           00
0439484361                09                 08/01/05           0.0000
1310922307                O                  07/01/35
0

9988523       Y65/G01     F                  417,820.00         ZZ
                          360                417,383.77         1
                          5.7500             2438.28            80
                          5.5000             2438.28
ASHBURN       VA 20147    1                  05/17/05           00
0439460759                09                 07/01/05           0.0000
40309956                  O                  06/01/35
0

9988535       Y65/G01     F                  452,000.00         ZZ
                          360                451,571.13         1
                          6.2500             2783.04            80
                          6.0000             2783.04
SEATTLE       WA 98121    1                  05/12/05           00
0439455999                06                 07/01/05           0.0000
40311107                  O                  06/01/35
0

9988537       Y65/G01     F                  390,900.00         ZZ
                          360                390,491.87         1
                          5.7500             2281.19            66
                          5.5000             2281.19
CAMPBELL      CA 95008    5                  05/04/05           00
0439461963                05                 07/01/05           0.0000
40301905                  O                  06/01/35
0

9988549       Y65/G01     F                  600,000.00         ZZ
                          360                599,388.27         1
                          5.8750             3549.23            72
                          5.6250             3549.23
JERICHO       NY 11753    1                  05/24/05           00
0439457144                05                 07/01/05           0.0000
40279202                  O                  06/01/35
0

9988551       Y65/G01     F                  388,000.00         ZZ
                          360                387,604.41         1
                          5.8750             2295.17            68
                          5.6250             2295.17
PIKESVILLE    MD 21208    2                  05/13/05           00
0439456781                05                 07/01/05           0.0000
40307981                  O                  06/01/35
0

9988579       U80/G01     F                  540,000.00         ZZ
                          360                540,000.00         1
                          5.6250             3108.54            73
                          5.3750             3108.54
PENDLETON     SC 29670    2                  06/15/05           00
0439486630                05                 08/01/05           0.0000
30016103                  O                  07/01/35
0

9989177       E22/G01     F                  388,000.00         ZZ
                          360                388,000.00         1
                          6.0000             2326.26            80
                          5.7500             2326.26
KIRKLAND      WA 98034    2                  06/14/05           00
0424386852                05                 08/01/05           0.0000
0424386852                O                  07/01/35
0

9989311       E22/G01     F                  165,000.00         ZZ
                          360                165,000.00         1
                          5.8750             807.81             75
                          5.6250             807.81
SAINT CHARLES MO 63303    5                  06/14/05           00
0424472082                03                 08/01/05           0.0000
0424472082                O                  07/01/35
0

9989927       E22/G01     F                  443,000.00         ZZ
                          360                443,000.00         1
                          5.8750             2620.51            79
                          5.6250             2620.51
HOLLYWOOD     MD 20636    2                  06/16/05           00
0424257699                05                 08/01/05           0.0000
0424257699                O                  07/01/35
0

9992483       356/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          6.1250             2734.25            75
                          5.8750             2734.25
FREMONT       CA 94536    5                  06/01/05           00
0439483926                05                 08/01/05           0.0000
29189255                  O                  07/01/35
0

9993145       550/550     F                  636,000.00         ZZ
                          360                636,000.00         1
                          5.8000             3731.75            25
                          5.5500             3731.75
SAN FRANCISCO CA 94115    2                  06/14/05           00
120773499                 05                 08/01/05           0.0000
120773499                 O                  07/01/35
0

9993153       550/550     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.6000             2870.40            53
                          5.3500             2870.40
HINGHAM       MA 02043    1                  06/17/05           00
120772129                 05                 08/01/05           0.0000
120772129                 O                  07/01/35
0

9993491       E22/G01     F                  512,000.00         T
                          360                512,000.00         1
                          5.7500             2453.33            80
                          5.5000             2453.33
ST JAMES CITY FL 33956    1                  06/23/05           00
0424371649                05                 08/01/05           0.0000
0424371649                O                  07/01/35
0

9993493       E22/G01     F                  600,000.00         ZZ
                          360                600,000.00         1
                          5.8750             3549.23            61
                          5.6250             3549.23
ALAMO         CA 94507    2                  06/16/05           00
0424371854                05                 08/01/05           0.0000
0424371854                O                  07/01/35
0

9993667       E22/G01     F                  456,000.00         ZZ
                          360                456,000.00         1
                          5.7500             2661.09            64
                          5.5000             2661.09
CHINO HILLS   CA 91709    5                  06/17/05           00
0424500791                05                 08/01/05           0.0000
0424500791                O                  07/01/35
0

9993773       E82/G01     F                  313,000.00         ZZ
                          360                313,000.00         1
                          6.0000             1876.59            63
                          5.7500             1876.59
WICHITA       KS 67230    2                  06/20/05           00
0401124086                03                 08/01/05           0.0000
0401124086                O                  07/01/35
0

9994055       975/G01     F                  472,000.00         ZZ
                          360                472,000.00         1
                          5.8750             2792.06            58
                          5.6250             2792.06
ARCADIA       CA 91006    2                  06/10/05           00
0439489022                05                 08/01/05           0.0000
2052013                   O                  07/01/35
0

9994577       X05/G01     F                  539,600.00         ZZ
                          360                539,600.00         1
                          5.7500             3148.96            80
                          5.5000             3148.96
WEST LINN     OR 97068    1                  06/06/05           00
0439483595                05                 08/01/05           0.0000
18505291                  O                  07/01/35
0

9996865       253/253     F                  564,000.00         ZZ
                          360                564,000.00         1
                          6.0000             3381.47            80
                          5.7500             3381.47
FORT WORTH    TX 76109    4                  07/07/04           00
356859                    05                 08/01/05           0.0000
356859                    O                  07/01/35
0

9996871       D03/D03     F                  476,000.00         ZZ
                          360                476,000.00         1
                          5.8750             2815.72            70
                          5.6250             2815.72
SAN JOSE      CA 95123    5                  06/08/05           00
1050005528                05                 08/01/05           0.0000
1050005528                O                  07/01/35
0

9997361       E22/U57     F                  463,500.00         ZZ
                          360                463,500.00         1
                          5.8750             2741.78            90
                          5.6250             2741.78
OCEANSIDE     NY 11572    1                  06/24/05           01
0424319721                05                 08/01/05           25.0000
0424319721                O                  07/01/35
0

9997543       E22/G01     F                  592,000.00         ZZ
                          360                592,000.00         1
                          5.8750             3501.90            80
                          5.6250             3501.90
PLACITAS      NM 87043    1                  06/24/05           00
0424459048                03                 08/01/05           0.0000
0424459048                O                  07/01/35
0

9997593       E22/G01     F                  107,200.00         ZZ
                          360                107,200.00         1
                          6.3750             668.79             80
                          6.1250             668.79
BAY CITY      MI 48706    1                  06/24/05           00
0424497592                05                 08/01/05           0.0000
0424497592                O                  07/01/35
0

9997807       L21/G01     F                  540,000.00         ZZ
                          360                540,000.00         1
                          5.9900             3234.11            80
                          5.7400             3234.11
HANOVER       NH 03755    1                  06/22/05           00
0439496654                05                 08/01/05           0.0000
28506105                  O                  07/01/35
0

9998009       E82/G01     F                  198,200.00         ZZ
                          360                198,200.00         1
                          6.1250             1204.28            64
                          5.8750             1204.28
REHOBOTH      MA 02769    2                  06/21/05           00
0401137641                05                 08/01/05           0.0000
0401137641                O                  07/01/35
0

9999487       696/G01     F                  700,000.00         ZZ
                          360                700,000.00         1
                          5.5000             3208.33            73
                          5.2500             3208.33
ALEXANDRIA    VA 22301    5                  06/16/05           00
0439484981                05                 08/01/05           0.0000
10105031                  O                  07/01/35
0

9999497       696/G01     F                  435,000.00         ZZ
                          360                435,000.00         1
                          5.6250             2504.11            78
                          5.3750             2504.11
WASHINGTON    DC 20007    2                  06/17/05           00
0439484775                05                 08/01/05           0.0000
31805098                  O                  07/01/35
0

9999633       L21/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          5.9900             2695.09            75
                          5.7400             2695.09
HOWELL TWP    NJ 07731    1                  06/24/05           00
0439486085                05                 08/01/05           0.0000
28505707                  O                  07/01/35
0

9999695       111/111     F                  468,000.00         ZZ
                          360                468,000.00         1
                          5.8750             2768.40            78
                          5.6250             2768.40
GARDEN GROVE  CA 92845    1                  06/14/05           00
684001397620              05                 08/01/05           0.0000
684001397620              O                  07/01/35
0

9999701       253/253     F                  407,450.00         ZZ
                          360                407,014.40         1
                          5.6250             2345.52            87
                          5.3750             2345.52
AUBREY        TX 76227    4                  05/06/05           19
351270                    05                 07/01/05           25.0000
351270                    O                  06/01/35
0

10000263      E22/G01     F                  388,800.00         ZZ
                          360                388,800.00         1
                          6.0000             2331.05            80
                          5.7500             2331.05
HAMDEN        CT 06513    1                  06/27/05           00
0424024776                05                 08/01/05           0.0000
0424024776                O                  07/01/35
0

10000311      E22/G01     F                  630,000.00         ZZ
                          360                630,000.00         1
                          6.0000             3150.00            70
                          5.7500             3150.00
OAKLAND       CA 94602    5                  06/09/05           00
0424224798                05                 08/01/05           0.0000
0424224798                O                  07/01/35
0

10000313      E22/G01     F                  392,000.00         ZZ
                          360                392,000.00         1
                          6.0000             2350.24            77
                          5.7500             2350.24
BUCKLEY       WA 98321    2                  06/21/05           00
0424226041                03                 08/01/05           0.0000
0424226041                O                  07/01/35
0

10000357      E22/G01     F                  380,500.00         ZZ
                          360                380,500.00         2
                          5.8750             2250.80            62
                          5.6250             2250.80
OZONE PARK    NY 11417    2                  06/21/05           00
0424286334                05                 08/01/05           0.0000
0424286334                O                  07/01/35
0

10000371      E22/G01     F                  650,000.00         ZZ
                          360                650,000.00         1
                          5.7500             3114.58            63
                          5.5000             3114.58
SAN RAFAEL    CA 94901    2                  06/21/05           00
0424569960                05                 08/01/05           0.0000
0424569960                O                  07/01/35
0

10002119      E22/G01     F                  351,000.00         TX
                          360                351,000.00         1
                          6.3750             2189.78            50
                          6.1250             2189.78
HOUSTON       TX 77005    5                  06/23/05           00
0424440881                05                 08/01/05           0.0000
0424440881                O                  07/01/35
0

10002321      E22/G01     F                  399,920.00         ZZ
                          360                399,920.00         1
                          5.6250             1874.63            80
                          5.3750             1874.63
LAKEWOOD      CO 80123    1                  06/28/05           00
0424589109                05                 08/01/05           0.0000
0424589109                O                  07/01/35
0

10003313      A68/G01     F                  140,000.00         TX
                          360                140,000.00         1
                          6.3750             873.42             64
                          6.1250             873.42
AUSTIN        TX 78722    5                  06/17/05           00
0439509241                05                 08/01/05           0.0000
2009100614                O                  07/01/35
0

10004479      624/G01     F                  499,950.00         ZZ
                          360                499,950.00         1
                          5.6250             2877.99            67
                          5.3750             2877.99
WINDSOR       CO 80528    1                  06/10/05           00
0439496274                05                 08/01/05           0.0000
1000081648                O                  07/01/35
0

10004529      624/G01     F                  543,600.00         ZZ
                          360                543,600.00         1
                          5.5000             3086.50            67
                          5.2500             3086.50
CAPITOLA      CA 95010    2                  06/08/05           00
0439504846                05                 08/01/05           0.0000
1000075722                O                  07/01/35
0

10004913      116/116     F                  351,000.00         ZZ
                          360                351,000.00         1
                          5.6250             2020.55            90
                          5.3750             2020.55
CONROE        TX 77304    4                  06/23/05           12
1000002276                03                 08/01/05           25.0000
1000002276                O                  07/01/35
0

10005937      E22/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          5.7500             2334.29            68
                          5.5000             2334.29
HOLLYWOOD     FL 33021    1                  07/01/05           00
0424271286                05                 08/01/05           0.0000
0424271286                O                  07/01/35
0

10006035      E22/G01     F                  396,500.00         ZZ
                          360                396,500.00         1
                          6.0000             1982.50            79
                          5.7500             1982.50
TRACY         CA 95376    2                  06/23/05           00
0424371847                05                 08/01/05           0.0000
0424371847                O                  07/01/35
0

10006817      E33/G01     F                  500,000.00         ZZ
                          360                500,000.00         1
                          5.7500             2917.87            80
                          5.5000             2917.87
LAKE BLUFF    IL 60044    1                  07/01/05           00
0439525072                05                 08/01/05           0.0000
85501                     O                  07/01/35
0

10008971      E22/G01     F                  290,000.00         ZZ
                          360                290,000.00         1
                          6.2500             1785.58            75
                          6.0000             1785.58
UNION         NJ 07083    2                  06/27/05           00
0424417178                05                 08/01/05           0.0000
0424417178                O                  07/01/35
0

10009053      E22/G01     F                  481,000.00         ZZ
                          360                481,000.00         1
                          6.0000             2883.84            51
                          5.7500             2883.84
SANTA FE      NM 87501    5                  06/27/05           00
0424521201                05                 08/01/05           0.0000
0424521201                O                  07/01/35
0

10009091      E22/G01     F                  367,900.00         ZZ
                          360                367,900.00         1
                          5.5000             2088.90            80
                          5.2500             2088.90
SEATTLE       WA 98102    1                  06/27/05           00
0424554293                07                 08/01/05           0.0000
0424554293                O                  07/01/35
0

10009165      E22/G01     F                  512,000.00         ZZ
                          360                512,000.00         1
                          5.7500             2987.89            80
                          5.5000             2987.89
SEATTLE       WA 98103    1                  06/27/05           00
0424632701                05                 08/01/05           0.0000
0424632701                O                  07/01/35
0

10009317      E22/G01     F                  515,000.00         ZZ
                          360                515,000.00         1
                          6.0000             2575.00            55
                          5.7500             2575.00
MIDDLEBURG    VA 20117    5                  06/27/05           00
0424016871                05                 08/01/05           0.0000
0424016871                O                  07/01/35
0

10014117      D03/D03     F                  400,000.00         ZZ
                          360                400,000.00         1
                          5.5000             2271.16            63
                          5.2500             2271.16
MOUNTAIN VIEW CA 94040    1                  06/24/05           00
1050005456                01                 08/01/05           0.0000
1050005456                O                  07/01/35
0

10014667      E22/G01     F                  76,500.00          ZZ
                          360                76,500.00          1
                          6.0000             458.66             90
                          5.7500             458.66
BAY CITY      MI 48706    2                  06/29/05           01
0424507994                05                 08/01/05           25.0000
0424507994                O                  07/01/35
0

10014683      E22/G01     F                  634,000.00         ZZ
                          360                634,000.00         1
                          5.7500             3699.85            52
                          5.5000             3699.85
NORTHBROOK    IL 60062    2                  06/29/05           00
0424521268                05                 08/01/05           0.0000
0424521268                O                  07/01/35
0

10014751      E22/G01     F                  551,200.00         ZZ
                          360                551,200.00         1
                          6.3750             3438.77            80
                          6.1250             3438.77
GLENDALE      CA 91214    1                  06/21/05           00
0424594448                05                 08/01/05           0.0000
0424594448                O                  07/01/35
0

10014953      Y65/G01     F                  527,200.00         ZZ
                          360                527,200.00         1
                          5.2500             2911.22            80
                          5.0000             2911.22
CENTREVILLE   VA 20120    1                  06/20/05           00
0439516816                03                 08/01/05           0.0000
40341286                  O                  07/01/35
0

10014955      Y65/G01     F                  542,000.00         ZZ
                          360                542,000.00         1
                          5.6250             3120.06            55
                          5.3750             3120.06
SEASIDE PARK  NJ 08752    5                  06/11/05           00
0439516428                05                 08/01/05           0.0000
40325527                  O                  07/01/35
0

10014963      Y65/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          5.8750             2366.15            67
                          5.6250             2366.15
PLAINVIEW     NY 11803    1                  06/15/05           00
0439516386                05                 08/01/05           0.0000
40325375                  O                  07/01/35
0

10014973      Y65/G01     F                  447,700.00         ZZ
                          360                447,232.57         1
                          5.7500             2612.66            74
                          5.5000             2612.66
DUMFRIES      VA 22026    5                  05/31/05           00
0439529454                05                 07/01/05           0.0000
40317701                  O                  06/01/35
0

10014977      Y65/G01     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.0000             2398.20            70
                          5.7500             2398.20
KING GEORGE   VA 22485    5                  06/08/05           00
0439516832                05                 08/01/05           0.0000
40325369                  O                  07/01/35
0

10014983      Y65/G01     F                  492,000.00         ZZ
                          360                492,000.00         1
                          5.8750             2910.37            80
                          5.6250             2910.37
LIVINGSTON    NJ 07039    1                  06/23/05           00
0439516410                05                 08/01/05           0.0000
40287641                  O                  07/01/35
0

10014985      Y65/G01     F                  470,000.00         ZZ
                          360                469,520.81         1
                          5.8750             2780.23            70
                          5.6250             2780.23
MIAMI         FL 33157    5                  05/23/05           00
0439516899                05                 07/01/05           0.0000
40310890                  O                  06/01/35
0

10014987      Y65/G01     F                  679,200.00         ZZ
                          360                679,200.00         1
                          5.6250             3909.86            80
                          5.3750             3909.86
MADISON       NJ 07940    1                  06/22/05           00
0439516493                05                 08/01/05           0.0000
40335251                  O                  07/01/35
0

10018857      Y65/G01     F                  504,000.00         ZZ
                          360                504,000.00         1
                          5.7500             2941.21            80
                          5.5000             2941.21
LAS VEGAS     NV 89129    1                  06/08/05           00
0439529611                03                 08/01/05           0.0000
40335412                  O                  07/01/35
0

10019179      Y65/G01     F                  440,000.00         ZZ
                          360                440,000.00         1
                          6.0000             2638.02            77
                          5.7500             2638.02
STOCKTON      CA 95207    5                  06/14/05           00
0439529371                05                 08/01/05           0.0000
40321138                  O                  07/01/35
0

10019323      Y65/G01     F                  524,000.00         ZZ
                          360                524,000.00         1
                          5.5000             2975.21            80
                          5.2500             2975.21
COLUMBIA      MD 21045    1                  06/16/05           00
0439528589                03                 08/01/05           0.0000
40341735                  O                  07/01/35
0

10020795      L21/G01     F                  388,000.00         ZZ
                          360                388,000.00         1
                          5.8750             2295.17            80
                          5.6250             2295.17
PORTLAND      ME 04103    1                  06/23/05           00
0439533084                05                 08/01/05           0.0000
28506479                  O                  07/01/35
0

10021243      Y65/G01     F                  450,000.00         ZZ
                          360                450,000.00         1
                          5.5000             2555.05            50
                          5.2500             2555.05
CORONADO      CA 92118    2                  06/10/05           00
0439530429                01                 08/01/05           0.0000
40328969                  O                  07/01/35
0

10021275      Y65/G01     F                  561,000.00         ZZ
                          360                561,000.00         1
                          5.6250             3229.43            69
                          5.3750             3229.43
LOS ANGELES (SCA 91604    5                  06/09/05           00
0439530361                05                 08/01/05           0.0000
40327623                  O                  07/01/35
0

Total Number of Loans     541

Total Original Balance    258,651,775.00

Total Principal Balance   258,235,737.15

Total Original P+I        1,493,162.61

Total Current P+I         1,493,162.31

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9706695                                 0.2500
230310.15                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9751304                                 0.2500
997955.91                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9751376                                 0.2500
389257.97                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9763504                                 0.2500
519436.23                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9763546                                 0.2500
538787.09                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9763626                                 0.2500
414442.43                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9763720                                 0.2500
384194.14                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9763722                                 0.2500
1497006.01                              0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9763740                                 0.2500
445088.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9763850                                 0.2500
1327408.02                              0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9779100                                 0.2500
416404.36                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9782076                                 0.2500
559468.65                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9782094                                 0.2500
1198833.67                              0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9782114                                 0.2500
423567.70                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9782210                                 0.2500
1000000.00                              0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9782216                                 0.2500
999004.49                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9782218                                 0.2500
376116.14                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9782224                                 0.2500
409581.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9784731                                 0.2500
467456.73                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9785586                                 0.2500
385500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9786714                                 0.2500
424556.28                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9787890                                 0.2500
399601.80                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9787904                                 0.2500
515473.92                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9788934                                 0.2500
499465.47                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9788952                                 0.2500
457033.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9789160                                 0.2500
399562.19                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9789162                                 0.2500
940573.44                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9789164                                 0.2500
411177.65                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9789170                                 0.2500
458805.12                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.2500                                  1.1700

9789172                                 0.2500
739753.19                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9789174                                 0.2500
399238.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9789176                                 0.2500
471328.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9789178                                 0.2500
149721.42                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9789180                                 0.2500
948235.54                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9789184                                 0.2500
958900.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9789186                                 0.2500
358914.93                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9791264                                 0.2500
1000000.00                              0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9791980                                 0.2500
1000000.00                              0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9798176                                 0.2500
384607.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9798182                                 0.2500
399592.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9798186                                 0.2500
415575.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9798194                                 0.2500
1000000.00                              0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9798764                                 0.2500
299694.14                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9811884                                 0.2500
474965.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9811902                                 0.2500
399592.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9811910                                 0.2500
599373.56                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9814586                                 0.2500
543600.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9814590                                 0.2500
490400.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9814600                                 0.2500
420000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815104                                 0.2500
577025.70                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9815106                                 0.2500
442801.98                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9815112                                 0.2500
998004.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9815114                                 0.2500
420745.61                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9815132                                 0.2500
418022.48                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9815140                                 0.2500
578086.71                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9815142                                 0.2500
976264.47                               0.0300
5.1250                                  0.0000
4.8750                                  0.0000
4.8450
4.8450                                  0.0000

9815146                                 0.2500
457746.65                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9815154                                 0.2500
648573.82                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9815176                                 0.2500
674445.81                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9815178                                 0.2500
399142.74                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9815186                                 0.2500
1247444.88                              0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815212                                 0.2500
562662.73                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9815224                                 0.2500
449123.02                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9815226                                 0.2500
588735.54                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9815238                                 0.2500
523874.85                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9815244                                 0.2500
975002.92                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815258                                 0.2500
498977.96                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815284                                 0.2500
431116.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815302                                 0.2500
391478.86                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9815314                                 0.2500
391198.72                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815318                                 0.2500
879102.79                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815322                                 0.2500
998930.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815326                                 0.2500
419571.79                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9815334                                 0.2500
435555.47                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816092                                 0.2500
508241.26                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816094                                 0.2500
418614.54                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816106                                 0.2500
444562.87                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816110                                 0.2500
393695.28                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816112                                 0.2500
555660.96                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816114                                 0.2500
382638.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816116                                 0.2500
401408.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816160                                 0.2500
450508.96                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816186                                 0.2500
393684.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816190                                 0.2500
560771.09                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816192                                 0.2500
390665.79                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816194                                 0.2500
548227.77                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816200                                 0.2500
498426.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816212                                 0.2500
448550.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816216                                 0.2500
573103.21                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816218                                 0.2500
433598.30                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816222                                 0.2500
538218.68                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816228                                 0.2500
424826.67                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816238                                 0.2500
467928.04                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816242                                 0.2500
576658.37                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816248                                 0.2500
492093.50                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816250                                 0.2500
478416.59                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816254                                 0.2500
418709.07                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816256                                 0.2500
498350.62                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816268                                 0.2500
418646.65                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816272                                 0.2500
596331.81                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9816278                                 0.2500
526407.77                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816280                                 0.2500
413662.77                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816282                                 0.2500
414627.73                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816288                                 0.2500
597169.55                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816292                                 0.2500
428581.55                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816294                                 0.2500
398711.09                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816302                                 0.2500
414858.91                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816306                                 0.2500
379713.47                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9816314                                 0.2500
406323.86                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816318                                 0.2500
436555.14                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816320                                 0.2500
526298.64                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816326                                 0.2500
438582.21                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816334                                 0.2500
398622.21                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816336                                 0.2500
516863.44                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816338                                 0.2500
498273.35                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816340                                 0.2500
392730.43                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816354                                 0.2500
598111.66                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816356                                 0.2500
448550.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816358                                 0.2500
438615.22                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816362                                 0.2500
464099.71                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816368                                 0.2500
392396.59                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816370                                 0.2500
477691.86                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816378                                 0.2500
458552.27                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816380                                 0.2500
429842.91                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816382                                 0.2500
553211.66                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816384                                 0.2500
485162.77                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816388                                 0.2500
447105.58                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816390                                 0.2500
473406.22                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816404                                 0.2500
532641.49                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816406                                 0.2500
457972.13                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816408                                 0.2500
432584.56                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816410                                 0.2500
453040.56                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816412                                 0.2500
447670.78                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9816414                                 0.2500
543202.19                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816416                                 0.2500
418581.77                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9816418                                 0.2500
388512.11                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816420                                 0.2500
538798.93                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816422                                 0.2500
423463.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816424                                 0.2500
569776.26                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816428                                 0.2500
415801.64                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816430                                 0.2500
438105.17                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816434                                 0.2500
444562.87                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816440                                 0.2500
467288.34                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816442                                 0.2500
408678.89                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9816448                                 0.2500
519644.54                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9816454                                 0.2500
581674.84                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816456                                 0.2500
422893.23                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816458                                 0.2500
424594.74                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9816616                                 0.2500
449480.22                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816626                                 0.2500
405000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816632                                 0.2500
925000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9816636                                 0.2500
427500.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9816642                                 0.2500
543432.03                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817602                                 0.2500
441600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817884                                 0.2500
500200.82                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817886                                 0.2500
450240.49                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817888                                 0.2500
428552.10                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817894                                 0.2500
409581.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817902                                 0.2500
502210.92                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9817904                                 0.2500
598574.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817912                                 0.2500
469520.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817916                                 0.2500
424576.91                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9817918                                 0.2500
453570.97                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817928                                 0.2500
503486.15                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817930                                 0.2500
415575.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817940                                 0.2500
375730.40                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817950                                 0.2500
593379.83                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817952                                 0.2500
749216.95                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817954                                 0.2500
399601.80                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9817958                                 0.2500
515461.26                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9817960                                 0.2500
389602.38                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817962                                 0.2500
547940.78                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817968                                 0.2500
476024.96                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9817982                                 0.2500
436555.14                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9818002                                 0.2500
513947.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818008                                 0.2500
391179.48                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818010                                 0.2500
503436.21                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818032                                 0.2500
554158.90                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818034                                 0.2500
503473.79                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818036                                 0.2500
595362.84                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818040                                 0.2500
579408.66                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818046                                 0.2500
459059.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818052                                 0.2500
520243.23                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818054                                 0.2500
414576.89                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818056                                 0.2500
475503.02                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818060                                 0.2500
488973.87                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818062                                 0.2500
344559.97                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818070                                 0.2500
454069.93                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818076                                 0.2500
747237.38                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818078                                 0.2500
499490.23                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818082                                 0.2500
391590.72                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818090                                 0.2500
433524.97                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9818092                                 0.2500
562425.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818094                                 0.2500
436654.36                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818098                                 0.2500
626746.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9818104                                 0.2500
385952.35                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818112                                 0.2500
479510.62                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818116                                 0.2500
527948.22                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818118                                 0.2500
399182.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818132                                 0.2500
479018.84                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818140                                 0.2500
495494.30                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818150                                 0.2500
389602.38                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818152                                 0.2500
437563.97                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9818154                                 0.2500
478946.81                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9818156                                 0.2500
596376.70                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818158                                 0.2500
375616.65                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818160                                 0.2500
509466.05                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818168                                 0.2500
395170.40                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818170                                 0.2500
399142.74                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818180                                 0.2500
459531.01                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818186                                 0.2500
413577.91                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818190                                 0.2500
518962.09                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9818194                                 0.2500
394192.59                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818220                                 0.2500
517000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818224                                 0.2500
410119.16                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818226                                 0.2500
409660.91                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818228                                 0.2500
475000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9818230                                 0.2500
449035.60                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818232                                 0.2500
483494.68                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818240                                 0.2500
449518.93                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9818244                                 0.2500
599388.27                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9818248                                 0.2500
461540.08                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9818250                                 0.2500
449058.09                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9818256                                 0.2500
384155.25                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9824504                                 0.2500
444000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9824512                                 0.2500
500000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9826172                                 0.2500
596000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9826174                                 0.2500
390000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9826184                                 0.2500
480000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9826200                                 0.2500
559387.05                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9826210                                 0.2500
394000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9828381                                 0.2500
648037.61                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9829295                                 0.2500
497994.02                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9829452                                 0.2500
424000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9829454                                 0.2500
440000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9830366                                 0.2500
641200.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9830374                                 0.2500
404200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9830380                                 0.2500
660500.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9830394                                 0.2500
581000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9830464                                 0.2500
334400.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9830472                                 0.2500
840000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9830486                                 0.2500
433600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9831138                                 0.2500
460800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9831148                                 0.2500
511000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9832028                                 0.2500
527000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9832144                                 0.2500
396854.53                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9832450                                 0.2500
269950.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9832452                                 0.2500
460000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9832462                                 0.2500
465600.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9832468                                 0.2500
412950.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9833258                                 0.2500
481600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9833272                                 0.2500
380000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9833274                                 0.2500
410000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9833435                                 0.2500
493710.95                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9833862                                 0.2500
471920.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9833870                                 0.2500
460000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9833872                                 0.2500
387000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9833878                                 0.2500
450000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9833882                                 0.2500
494483.19                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9834866                                 0.2500
1000000.00                              0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9834868                                 0.2500
479900.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9834876                                 0.2500
323900.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9834878                                 0.2500
440000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9837310                                 0.2500
842000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9837322                                 0.2500
476000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9837328                                 0.2500
405000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9839706                                 0.2500
608000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9840575                                 0.2500
192737.78                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9843960                                 0.2500
384000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9843974                                 0.2500
500000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9843976                                 0.2500
472000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9843978                                 0.2500
447050.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9843998                                 0.2500
415000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9846688                                 0.2500
536800.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9846694                                 0.2500
560000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9852837                                 0.2500
406017.32                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9853695                                 0.2500
415031.09                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.2500                                  1.1700

9854715                                 0.2500
406400.48                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9855827                                 0.2500
358766.29                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9860814                                 0.2500
449000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9861184                                 0.2500
350000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9861208                                 0.2500
380000.00                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9861212                                 0.2500
650000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9861218                                 0.2500
567000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9861222                                 0.2500
711200.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9861226                                 0.2500
300000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9861234                                 0.2500
945000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9861788                                 0.2500
480000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9861790                                 0.2500
440000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9863682                                 0.2500
750000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9863700                                 0.2500
455200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9863710                                 0.2500
370000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9864388                                 0.2500
500000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9864394                                 0.2500
398000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9864398                                 0.2500
400000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9864442                                 0.2500
495600.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9867746                                 0.2500
782500.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9867756                                 0.2500
381400.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9871285                                 0.2500
139636.34                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.2500                                  1.1700

9872107                                 0.2500
518476.04                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9877997                                 0.2500
171613.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9885615                                 0.2500
427125.14                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9885711                                 0.2500
648792.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9888829                                 0.2500
997856.87                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9892747                                 0.2500
400000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9894061                                 0.2500
458500.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9897679                                 0.2500
440160.95                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9899235                                 0.2500
432000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9899309                                 0.2500
575000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9902021                                 0.2500
151710.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9908203                                 0.2500
573852.30                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9908337                                 0.2500
201416.06                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9912163                                 0.2500
236800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9913681                                 0.2500
85836.37                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9917699                                 0.2500
454406.62                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9919735                                 0.2500
626159.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9923381                                 0.2500
287240.09                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.2500                                  0.9200

9923387                                 0.2500
351341.42                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9924713                                 0.2500
201000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9925199                                 0.2500
409571.93                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9926355                                 0.2500
170934.71                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9929723                                 0.2500
419571.79                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9933097                                 0.2500
339677.39                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9933943                                 0.2500
478995.30                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9933979                                 0.2500
439121.75                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9934019                                 0.2500
513922.02                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9934093                                 0.2500
399582.37                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9934339                                 0.2500
391600.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9941939                                 0.2500
595720.55                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9941957                                 0.2500
574765.55                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9941985                                 0.2500
997955.91                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9942149                                 0.2500
418572.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9942199                                 0.2500
668127.80                               0.0800
5.9500                                  0.0000
5.7000                                  0.0000
5.6200
5.2500                                  0.3700

9942631                                 0.2500
379189.67                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9943893                                 0.2500
406585.04                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9944101                                 0.2500
409601.51                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9944897                                 0.2500
169227.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9944901                                 0.2500
402579.23                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9944911                                 0.2500
193311.93                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9945177                                 0.2500
399611.23                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9945301                                 0.2500
342042.52                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9948853                                 0.2500
365218.28                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9949069                                 0.2500
513475.96                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9949277                                 0.2500
650000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9949473                                 0.2500
244767.53                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9949941                                 0.2500
548848.77                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9949979                                 0.2500
550844.58                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9950049                                 0.2500
368083.21                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9950067                                 0.2500
436564.96                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9950279                                 0.2500
446544.27                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9950381                                 0.2500
437043.22                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9952203                                 0.2500
174821.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9952223                                 0.2500
317176.29                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9952253                                 0.2500
160443.91                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9957459                                 0.2500
459519.73                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9958303                                 0.2500
442558.99                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9958315                                 0.2500
424580.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9958481                                 0.2500
422119.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9959411                                 0.2500
531444.56                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9959713                                 0.2500
374608.48                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9960359                                 0.2500
494495.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9960535                                 0.2500
378822.50                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9960553                                 0.2500
417553.14                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9960945                                 0.2500
525476.36                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9961005                                 0.2500
502487.17                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9961029                                 0.2500
598773.55                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9961075                                 0.2500
419561.49                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9962599                                 0.2500
499000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9964153                                 0.2500
395586.55                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9964429                                 0.2500
411579.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9964575                                 0.2500
599358.56                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9965033                                 0.2500
358518.10                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9965045                                 0.2500
596391.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9965217                                 0.2500
127000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9965357                                 0.2500
292500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9965659                                 0.2500
443578.72                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9966449                                 0.2500
55949.37                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.2500                                  0.9200

9968771                                 0.2500
363654.62                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9968869                                 0.2500
263730.84                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9968901                                 0.2500
159926.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9968907                                 0.2500
355000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9969151                                 0.2500
103903.68                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9969191                                 0.2500
385000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9969399                                 0.2500
715000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9969401                                 0.2500
560000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9970005                                 0.2500
439540.61                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9971225                                 0.2500
443627.26                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9971235                                 0.2500
488364.91                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9971243                                 0.2500
477699.25                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9971247                                 0.2500
511478.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9971253                                 0.2500
417481.14                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9971255                                 0.2500
378804.04                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9971715                                 0.2500
500000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9971881                                 0.2500
474527.14                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9973159                                 0.2500
434556.50                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9973181                                 0.2500
416075.35                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9973253                                 0.2500
649368.24                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9973943                                 0.2500
542692.71                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9973961                                 0.2500
431950.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9974565                                 0.2500
394606.78                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9974605                                 0.2500
448000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9974707                                 0.2500
404000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9974755                                 0.2500
700000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9975007                                 0.2500
165000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9977771                                 0.2500
442000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9977969                                 0.2500
587400.51                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978003                                 0.2500
398602.79                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9978097                                 0.2500
464537.09                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9978105                                 0.2500
429561.60                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978113                                 0.2500
543445.36                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978115                                 0.2500
437553.44                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978121                                 0.2500
575412.74                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978125                                 0.2500
554434.15                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978139                                 0.2500
455535.09                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978153                                 0.2500
358625.18                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9978167                                 0.2500
449541.20                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978183                                 0.2500
474515.71                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978189                                 0.2500
398390.40                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9978213                                 0.2500
524464.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9979885                                 0.2500
404000.00                               0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.2500                                  0.4100

9979895                                 0.2500
300000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9979929                                 0.2500
465000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9979933                                 0.2500
513000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9979945                                 0.2500
496000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9980335                                 0.2500
300000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9980989                                 0.2500
388000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9981207                                 0.2500
300000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9981213                                 0.2500
365000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9982169                                 0.2500
230000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9983083                                 0.2500
460483.43                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9983085                                 0.2500
399592.17                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9983093                                 0.2500
549425.76                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983099                                 0.2500
645325.53                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983101                                 0.2500
563211.35                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983103                                 0.2500
432000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9983105                                 0.2500
624283.10                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9983107                                 0.2500
481496.75                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983109                                 0.2500
503421.89                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9983113                                 0.2500
459508.23                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9983121                                 0.2500
444557.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9983125                                 0.2500
375000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9983131                                 0.2500
409571.93                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983133                                 0.2500
361222.47                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983137                                 0.2500
389583.07                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9983139                                 0.2500
594363.90                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9983141                                 0.2500
409172.35                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983145                                 0.2500
373590.63                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9983151                                 0.2500
489000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9983157                                 0.2500
399582.37                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9983451                                 0.2500
256000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9983575                                 0.2500
590000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9983719                                 0.2500
153200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9984359                                 0.2500
404587.08                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9984365                                 0.2500
469509.28                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9984503                                 0.2500
519569.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9984505                                 0.2500
429112.05                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9984519                                 0.2500
416834.62                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9984849                                 0.2500
470000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9984879                                 0.2500
370600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9984899                                 0.2500
581250.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9985275                                 0.2500
470550.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9985307                                 0.2500
426000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9985813                                 0.2500
316600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9986025                                 0.2500
1100000.00                              0.0800
5.7000                                  0.0000
5.4500                                  0.0000
5.3700
5.2500                                  0.1200

9986047                                 0.2500
536800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9986159                                 0.2500
399482.48                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9986535                                 0.2500
572000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9986951                                 0.2500
473000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9987453                                 0.2500
411569.85                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9987461                                 0.2500
565686.30                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9987491                                 0.2500
449507.45                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9987835                                 0.2500
410000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9988135                                 0.2500
361900.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9988457                                 0.2500
372000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9988523                                 0.2500
417383.77                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9988535                                 0.2500
451571.13                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

9988537                                 0.2500
390491.87                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9988549                                 0.2500
599388.27                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9988551                                 0.2500
387604.41                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9988579                                 0.2500
540000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9989177                                 0.2500
388000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9989311                                 0.2500
165000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9989927                                 0.2500
443000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9992483                                 0.2500
450000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9993145                                 0.2500
636000.00                               0.0800
5.8000                                  0.0000
5.5500                                  0.0000
5.4700
5.2500                                  0.2200

9993153                                 0.2500
500000.00                               0.0800
5.6000                                  0.0000
5.3500                                  0.0000
5.2700
5.2500                                  0.0200

9993491                                 0.2500
512000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9993493                                 0.2500
600000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9993667                                 0.2500
456000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9993773                                 0.2500
313000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9994055                                 0.2500
472000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9994577                                 0.2500
539600.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

9996865                                 0.2500
564000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

9996871                                 0.2500
476000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9997361                                 0.2500
463500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9997543                                 0.2500
592000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9997593                                 0.2500
107200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

9997807                                 0.2500
540000.00                               0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.2500                                  0.4100

9998009                                 0.2500
198200.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.2500                                  0.5450

9999487                                 0.2500
700000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9999497                                 0.2500
435000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

9999633                                 0.2500
450000.00                               0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.2500                                  0.4100

9999695                                 0.2500
468000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

9999701                                 0.2500
407014.40                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10000263                                0.2500
388800.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10000311                                0.2500
630000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10000313                                0.2500
392000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10000357                                0.2500
380500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

10000371                                0.2500
650000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10002119                                0.2500
351000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

10002321                                0.2500
399920.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10003313                                0.2500
140000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

10004479                                0.2500
499950.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10004529                                0.2500
543600.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10004913                                0.2500
351000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10005937                                0.2500
400000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10006035                                0.2500
396500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10006817                                0.2500
500000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10008971                                0.2500
290000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.2500                                  0.6700

10009053                                0.2500
481000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10009091                                0.2500
367900.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10009165                                0.2500
512000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10009317                                0.2500
515000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10014117                                0.2500
400000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10014667                                0.2500
76500.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10014683                                0.2500
634000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10014751                                0.2500
551200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.2500                                  0.7950

10014953                                0.2500
527200.00                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

10014955                                0.2500
542000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10014963                                0.2500
400000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

10014973                                0.2500
447232.57                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10014977                                0.2500
400000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10014983                                0.2500
492000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

10014985                                0.2500
469520.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

10014987                                0.2500
679200.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

10018857                                0.2500
504000.00                               0.0800
5.7500                                  0.0000
5.5000                                  0.0000
5.4200
5.2500                                  0.1700

10019179                                0.2500
440000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.2500                                  0.4200

10019323                                0.2500
524000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10020795                                0.2500
388000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.2500                                  0.2950

10021243                                0.2500
450000.00                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

10021275                                0.2500
561000.00                               0.0800
5.6250                                  0.0000
5.3750                                  0.0000
5.2950
5.2500                                  0.0450

Total Number of Loans:                  541

Total Original Balance:                 258,651,775.00

Total Principal Balance:                258,235,737.15

Total Original P+I:                     1,493,162.61

Total Current P+I:                      1,493,162.31

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9763546      $538,787.09      5.095%             2.9524%            $15,907.05
9815114      $420,745.61      5.095%             2.9524%            $12,422.01
9815140      $578,086.71      5.220%             .5714%             $3,303.35
9815142      $976,264.47      4.845%             7.7143%            $75,311.83
9815146      $457,746.65      5.220%             .5714%             $2,615.70
9815154      $648,573.82      5.220%             .5714%             $3,706.14
9815176      $674,445.81      4.970%             5.3333%            $35,970.44
9815212      $562,662.73      5.220%             .5714%             $3,215.22
9816092      $508,241.26      5.220%             .5714%             $2,904.24
9816094      $418,614.54      5.220%             .5714%             $2,392.08
9816112      $555,660.96      5.220%             .5714%             $3,175.21
9816160      $450,508.96      5.220%             .5714%             $2,574.34
9816216      $573,103.21      5.220%             .5714%             $3,274.88
9816222      $538,218.68      5.220%             .5714%             $3,075.54
9816238      $467,928.04      5.220%             .5714%             $2,673.87
9816250      $478,416.59      5.220%             .5714%             $2,733.81
9816256      $498,350.62      5.220%             .5714%             $2,847.72
9816272      $596,331.81      4.970%             5.3333%            $31,804.36
9816278      $526,407.77      5.220%             .5714%             $3,008.04
9816282      $414,627.73      5.220%             .5714%             $2,369.30
9816292      $428,581.55      5.220%             .5714%             $2,449.04
9816306      $379,713.47      5.095%             2.9524%            $11,210.59
9816318      $436,555.14      5.220%             .5714%             $2,494.60
9816336      $516,863.44      5.220%             .5714%             $2,953.51
9816390      $473,406.22      5.220%             .5714%             $2,705.18
9816404      $532,641.49      5.220%             .5714%             $3,043.67
9816406      $457,972.13      5.220%             .5714%             $2,616.98
9816408      $432,584.56      5.220%             .5714%             $2,471.91
9816412      $447,670.78      5.095%             2.9524%            $13,216.95
9816414      $543,202.19      5.220%             .5714%             $3,104.01
9816416      $418,581.77      5.095%             2.9524%            $12,358.13
9816418      $388,512.11      5.220%             .5714%             $2,220.07
9816448      $519,644.54      5.095%             2.9524%            $15,341.89
9816454      $581,674.84      5.220%             .5714%             $3,323.86
9816456      $422,893.23      5.220%             .5714%             $2,416.53
9816458      $424,594.74      5.220%             .5714%             $2,426.26
9817982      $436,555.14      5.220%             .5714%             $2,494.60
9818090      $433,524.97      5.220%             .5714%             $2,477.29
9818154      $478,946.81      5.220%             .5714%             $2,736.84
9818228      $475,000.00      5.220%             .5714%             $2,714.29
9818256      $384,155.25      5.220%             .5714%             $2,195.17
9826200      $559,387.05      5.220%             .5714%             $3,196.50
9834868      $479,900.00      5.220%             .5714%             $2,742.29
9834878      $440,000.00      5.220%             .5714%             $2,514.29
9861208      $380,000.00      4.970%             5.3333%            $20,266.67
9980335      $300,000.00      5.220%             .5714%             $1,714.29
9983083      $460,483.43      5.095%             2.9524%            $13,595.23
9983105      $624,283.10      4.970%             5.3333%            $33,295.10
9983109      $503,421.89      4.970%             5.3333%            $26,849.17
9983145      $373,590.63      5.220%             .5714%             $2,134.80
9983151      $489,000.00      5.220%             .5714%             $2,794.29
9986535      $572,000.00      5.220%             .5714%             $3,268.57
9987491      $449,507.45      5.220%             .5714%             $2,568.61
9999487      $700,000.00      5.220%             .5714%             $4,000.00
10004529     $543,600.00      5.220%             .5714%             $3,106.29
10009091     $367,900.00      5.220%             .5714%             $2,102.29
10014117     $400,000.00      5.220%             .5714%             $2,285.71
10014953     $527,200.00      4.970%             5.3333%            $28,117.33
10019323     $524,000.00      5.220%             .5714%             $2,994.29
10021243     $450,000.00      5.220%             .5714%             $2,571.43

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

        (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

        (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

        (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

        (iv) the  amount of any  Advance  by the  Master  Servicer  pursuant  to
Section 4.04;

        (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

        (vi) the Insured Payment for such Distribution  Date, and the respective
portions   thereof   allocable  to  principal   and  interest  for  the  Insured
Certificates;

        (viii) the amount of any Certificate Insurance Payment made on such Distribution Date, the amount of any Cumulative Insurance Payments made to the Certificate Insurer on such Distribution Date pursuant to Section 4.02(a)(xvi) and the amount of any Additional Reimbursement Amount paid to the Certificate Insurer on such Distribution Date pursuant to Section 4.02(a)(xviii);

        (ix) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

        (x) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

        (xi) on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
(3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

        (xii) the number, aggregate principal balance and book value of any REO Properties;

        (xiii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

        (xiv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

        (xv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

        (xvi) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

        (xvii) the occurrence of the Credit Support Depletion Date;

        (xviii)the related Senior Accelerated Distribution Percentage applicable to such distribution;

        (xix) the related Senior Percentage for such Distribution Date;

        (xx) the aggregate amount of Realized Losses for such Distribution Date;

        (xxi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

        (xxii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xxiii)the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xxiv) the amount of Reserve Fund withdrawals for such Distribution Date; and

        (xxv) the amount of Rounding Account withdrawals for such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The    Trustee's    internet    website    will    initially   be   located   at
http://www.usbank.com/mbs. To receive this statement via first class mail, telephone the Trustee at 1(800)934-6802.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                        AGREEMENT DATED AS OF MAY 1, 2005




                                 EXECUTION COPY



                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT


                             Dated as of May 1, 2005


                 Residential Funding Mortgage Securities I, Inc.


                       Mortgage Pass-Through Certificates



                                TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I

DEFINITIONS
   Section 1.01      Definitions.............................................................1
   Section 1.02      Use of Words and Phrases...............................................33
ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES
   Section 2.01      Conveyance of Mortgage Loans...........................................33
   Section 2.02      Acceptance by Trustee..................................................39
   Section 2.03      Representations, Warranties and Covenants of the Master Servicer and
                        the Company. .......................................................41
   Section 2.04      Representations and Warranties of Sellers..............................42
   Section 2.05      Execution and Authentication of Certificates/Issuance of Certificates
                        Evidencing Interests in REMIC I.....................................45
   Section 2.06      Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                        Acceptance by the Trustee. .........................................45
   Section 2.07      Issuance of Certificates Evidencing Interests in REMIC II..............45
   Section 2.08      Purposes and Powers of the Trust.......................................45
ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
   Section 3.01      Master Servicer to Act as Servicer.....................................45
   Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers;
                        Enforcement of Subservicers' and Sellers' Obligations...............47
   Section 3.03      Successor Subservicers.................................................48
   Section 3.04      Liability of the Master Servicer.......................................49
   Section 3.05      No Contractual Relationship Between Subservicer and Trustee or
                        Certificateholders. ................................................49
   Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee........49
   Section 3.07      Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                        Account. ...........................................................50
   Section 3.08      Subservicing Accounts; Servicing Accounts..............................53
   Section 3.09      Access to Certain Documentation and Information Regarding the Mortgage
                        Loans. .............................................................54
   Section 3.10      Permitted Withdrawals from the Custodial Account.......................54
   Section 3.11      Maintenance of the Primary Insurance Policies; Collections Thereunder..56
   Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity Coverage......57
   Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and Modification
                        Agreements; Certain Assignments. ...................................59
   Section 3.14      Realization Upon Defaulted Mortgage Loans..............................61

                                        i


   Section 3.15      Trustee to Cooperate; Release of Mortgage Files........................64
   Section 3.16      Servicing and Other Compensation; Compensating Interest................66
   Section 3.17      Reports to the Trustee and the Company.................................67
   Section 3.18      Annual Statement as to Compliance......................................67
   Section 3.19      Annual Independent Public Accountants' Servicing Report................68
   Section 3.20      Rights of the Company in Respect of the Master Servicer................68
   Section 3.21      Administration of Buydown Funds........................................68
   Section 3.22      Advance Facility.......................................................69
ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS
   Section 4.01      Certificate Account....................................................73
   Section 4.02      Distributions..........................................................74
   Section 4.03      Statements to Certificateholders; Statements to Rating Agencies;
                        Exchange Act Reporting. ............................................74
   Section 4.04      Distribution of Reports to the Trustee and the Company; Advances by
                        the Master Servicer. ...............................................76
   Section 4.05      Allocation of Realized Losses..........................................77
   Section 4.06      Reports of Foreclosures and Abandonment of Mortgaged Property..........77
   Section 4.07      Optional Purchase of Defaulted Mortgage Loans..........................78
   Section 4.08      Surety Bond............................................................78
ARTICLE V

THE CERTIFICATES
   Section 5.01      The Certificates.......................................................78
   Section 5.02      Registration of Transfer and Exchange of Certificates..................81
   Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates......................87
   Section 5.04      Persons Deemed Owners..................................................87
   Section 5.05      Appointment of Paying Agent............................................88
ARTICLE VI

THE COMPANY AND THE MASTER SERVICER
   Section 6.01      Respective Liabilities of the Company and the Master Servicer..........88
   Section 6.02      Merger or Consolidation of the Company or the Master Servicer;
                        Assignment of Rights and Delegation of Duties by Master Servicer....88
   Section 6.03      Limitation on Liability of the Company, the Master Servicer and Others.89
   Section 6.04      Company and Master Servicer Not to Resign..............................90
ARTICLE VII

DEFAULT
   Section 7.01      Events of Default......................................................90
   Section 7.02      Trustee or Company to Act; Appointment of Successor....................92
   Section 7.03      Notification to Certificateholders.....................................94
   Section 7.04      Waiver of Events of Default............................................94

                                        ii


ARTICLE VIII

CONCERNING THE TRUSTEE
   Section 8.01      Duties of Trustee......................................................94
   Section 8.02      Certain Matters Affecting the Trustee..................................96
   Section 8.03      Trustee Not Liable for Certificates or Mortgage Loans..................98
   Section 8.04      Trustee May Own Certificates...........................................98
   Section 8.05      Master Servicer to Pay Trustee's Fees and Expenses; Indemnification....98
   Section 8.06      Eligibility Requirements for Trustee...................................99
   Section 8.07      Resignation and Removal of the Trustee.................................99
   Section 8.08      Successor Trustee.....................................................100
   Section 8.09      Merger or Consolidation of Trustee....................................101
   Section 8.10      Appointment of Co-Trustee or Separate Trustee.........................101
   Section 8.11      Appointment of Custodians.............................................102
   Section 8.12      Appointment of Office or Agency.......................................103
ARTICLE IX

TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
   Section 9.01      Optional Purchase by the Master Servicer of All Certificates;
                        Termination Upon Purchase by the Master Servicer or Liquidation
                        of All Mortgage Loans............................. ................103
   Section 9.02      Additional Termination Requirements...................................107
   Section 9.03      Termination of Multiple REMICs........................................107
ARTICLE X

REMIC PROVISIONS
   Section 10.01     REMIC Administration..................................................108
   Section 10.02     Master Servicer, REMIC Administrator and Trustee Indemnification......111
   Section 10.03     Designation of REMIC(s)...............................................112
ARTICLE XI

MISCELLANEOUS PROVISIONS
   Section 11.01     Amendment.............................................................112
   Section 11.02     Recordation of Agreement; Counterparts................................115
   Section 11.03     Limitation on Rights of Certificateholders............................115
   Section 11.04     Governing Law.........................................................116
   Section 11.05     Notices...............................................................116
   Section 11.06     Required Notices to Rating Agency and Subservicer.....................116
   Section 11.07     Severability of Provisions............................................117
   Section 11.08     Supplemental Provisions for Resecuritization..........................117
   Section 11.09     Allocation of Voting Rights...........................................118

EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter
Exhibit K:     Text of Amendment to Pooling and Servicing  Agreement Pursuant
               to Section 11.01(e) for a Limited Guaranty
Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form
Exhibit O:     Form of Form 10-K Certification
Exhibit P:     Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:     Information to be Provided by the Master Servicer to the Rating
               Agencies  Relating to Reportable Modified Mortgage Loans

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under each Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum  and   Assignment   Agreement:   The  Addendum  and  Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07 and any amounts deposited in the Custodial Account pursuant to Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and

Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California , the State of Illinois or the City of St. Paul, Minnesota (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Call Rights:  As defined in Section 9.01(f).

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such paragraph.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-Off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive   Certificate:   Any  Certificate  other  than  a  Book-Entry
Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for

Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or
(iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act: The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2. by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

        (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Form 10-K Certification: As defined in Section 4.03(e).

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial   Subordinate  Class  Percentage:   As  defined  in  the  Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such

Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial

Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions:
(i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) investments in A-1 rated securities are not eligible for the Reserve Fund; (iv) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (v) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to
Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Relief Act: The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

        Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that are not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and not in its capacity as Master Servicer, and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan is increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to

Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

        (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-Off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

        (v)    the Initial Monthly Payment Fund, and

        (vi)   all proceeds of clauses (i) through (v) above.

        Underwriter:  As defined in the Series Supplement.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any. The Company, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 or
(iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02   Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04   Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to
Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (xxxi) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing

Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (xxxi) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05   Execution  and   Authentication   of   Certificates/Issuance   of
        Certificates Evidencing Interests in REMIC I.

        As provided in Section 2.05 of the Series Supplement.

Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        As provided in Section 2.06 of the Series Supplement.

Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

        As provided in Section 2.07 of the Series Supplement.

Section 2.08   Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage

Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03   Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04   Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-Off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08   Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10 Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11  Maintenance  of  the  Primary  Insurance   Policies;   Collections
        Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section

3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14   Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO

Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of

Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15   Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business

Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16   Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18   Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19   Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21   Administration of Buydown Funds.

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22   Advance Facility.

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related
Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility and the Depositor shall not have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master
Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments, certificates, and other documents provided by the Master Servicer and reasonably satisfactory to the Trustee recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22, and such other documents in connection with such Advance Facility as may be reasonably requested from time to time by any Advancing Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

        (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this
        Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such

        Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, and an opinion of counsel as required by Section 11.01(c) notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07 and (iv) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the

Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02   Distributions.

        As provided in Section 4.02 of the Series Supplement.

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (e) The Trustee will make the reports referred to in Section 4.03(a) (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, any Certificate Insurer and other parties to the Agreement via the Trustee's website, which can be obtained by calling (800) 934-6802. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (800) 934-6802. The Trustee shall have the right to change the way the reports referred to in Section 4.03(a) are distributed in order to make such distribution more convenient and/or more accessible to the above parties, to the Certificateholders and to any Certificate Insurer. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

        (f) The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (f) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance,
(ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05   Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07   Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08   Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated Class A-V REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC

Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02   Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of such Class B or Class R Certificate are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan
        Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021
        (July 21, 1997),  PTE 2000-58,  65 Fed. Reg. 67765  (November 13, 2000),
        and PTE  2002-41,  67 Fed.  Reg.  54487  (August  22,  2002)  (the  "RFC
        Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

(iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, each Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                      (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                      (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                      (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                      (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                      (B) If any purported Transferee shall become a Holder of a
               Class R  Certificate  in  violation of the  restrictions  in this
               Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R
               Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master
               Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                      (A) written  notification  from each Rating  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                      (B) subject to Section 10.01(f),  an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
               (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04   Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05   Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01   Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This Section 6.02 shall not apply to any sale, transfer, pledge or assignment by Residential Funding of the Call Rights.

Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations or covenants made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04   Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01   Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02   Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans. The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

(b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04   Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01   Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (c) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02   Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04   Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05   Master   Servicer   to   Pay   Trustee's   Fees   and   Expenses;
        Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, and the Custodial Agreement and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06   Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07   Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08   Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09   Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10   Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11   Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, or shall, at the direction of the Company and the Master Servicer, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12   Appointment of Office or Agency.

        The Trustee will maintain an office or agency at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                             TERMINATION OR OPTIONAL
                          PURCHASE OF ALL CERTIFICATES

Section               9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by Residential Funding of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance on the day of repurchase plus unpaid accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage
        Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by Residential Funding shall also include any amounts owed by Residential Funding pursuant to Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (xxxi) of such Section that remain unpaid on the date of such purchase.

        The right of Residential Funding to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by Residential Funding, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans pursuant to Section 3.10. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to Residential Funding the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, Residential Funding shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by Residential Funding of its right to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates shall be given promptly by the Master Servicer (if Residential Funding is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (in the case of Residential Funding exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates) or the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if Residential Funding is exercising its rights to purchase the outstanding Certificates, Residential Funding shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or the outstanding Certificates, Residential Funding shall deposit in the Custodial Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by Residential Funding of its right to purchase the Certificates, the Trustee shall distribute to the Certificateholders on the Final Distribution Date the respective amounts determined in accordance with Section 4.02. Nothwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if Residential Funding exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such

Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Custodial Account deposited therein by Residential Funding pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.

        (f) All rights of Residential Funding to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in
Section 9.01(a) are referred to in this Agreement as the "Call Rights". Notwithstanding any other provision of this Agreement, Residential Funding shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person. Upon written notice by Residential Funding to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights. Such entity, if not Residential Funding or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct: (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I), 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or
(ii) such entity is (A) not a party in interest under section 3(14) of ERISA or a disqualified person under section 4975(e)(2) of the Code with respect to any employee benefit plan subject to section 406 of ERISA or any plan subject to section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and (B) not a "benefit plan investor" as described in DOL regulation section 2510.3-101(f)(2). If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02   Additional Termination Requirements.

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If Residential Funding or the Company is exercising its right to purchase the assets of the Trust Fund, Residential Funding shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03   Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02  Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03  Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02  Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05  Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06  Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) (1) the termination or appointment of a successor Master Servicer or
(2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07  Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08  Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the

Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09  Allocation of Voting Rights.

        As provided in Section 11.09 of the Series Supplement.

                                    EXHIBIT A

             FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
                    AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No. [____]                          [____]% [Adjustable]  [Variable]  Pass-Through
                                                Rate [based on a Notional Amount]
Class [A-___] Senior                            Percentage Interest: ____%
Date of Pooling  and  Servicing  Agreement  and Aggregate   Initial   [Certificate   Principal
Cut-off Date:                                   Balance]  [Interest  Only/Class A-V] [Notional
[______________]                                Amount]  [Subclass  Notional  Amount]  of  the
                                                Class [A-___] Certificates: $________
First Distribution Date:                        [Initial]   [Certificate   Principal  Balance]
[______________]                                [Interest     Only/Class    A-V]    [Subclass]
                                                [Notional Amount] of this Certificate:
                                                $[______________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Scheduled] Final Distribution Date: CUSIP
[_______________]                                [______________]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES ________

            evidencing a percentage interest in the distributions allocable to the Class [A-___] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and _______________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A- Certificates on such Distribution Date. [the [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate stated Principal Balance of the Mortgage Loans corresponding to the uncertificated REMIC regular interests represented by such [Interest Only/Class A-V] Certificates.]

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             [TRUSTEE],
                                                   as Trustee

                                                   By: ________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                   [TRUSTEE],
                                                   as Certificate Registrar

                                                   By: _______________________
                                                   Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:  __________________       _______________________________________
                                 Signature by or on behalf of assignor


                                  ______________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE [RELATED] SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), AND PTE 2000-58, 65 FED. REG. 67765
(DECEMBER 13,  2000)[,  AND PTE 2002-41,  67 FED. REG.  54487 (AUGUST 22, 2002)]
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


Certificate No. [____]                         [____]% Pass-Through Rate
Class [M-___] Subordinate
Date of Pooling  and  Servicing  Agreement     Principal    Balance    of   the    Class    M
and Cut-off Date:                              Certificates: $_______________
[______________]
First Distribution Date:                        Initial Certificate  Principal Balance of this
[______________]                                Certificate:
                                                $[_____________]
Master Servicer:
Residential Funding Corporation
[Assumed] [Schedule] Final Distribution Date: CUSIP
[______________]                                [______________]



                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES ________

               evidencing a percentage interest in any distributions allocable to the Class M-___ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-___ Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master

Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             [TRUSTEE],
                                                   as Trustee

                                                   By: ________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                   [TRUSTEE],
                                                   as Certificate Registrar

                                                   By: ________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:  __________________       _______________________________________
                                 Signature by or on behalf of assignor


                                  ______________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE RELATED SENIOR CERTIFICATES AND THE RELATED CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.



Certificate No. [____]                         [____]% Pass-Through Rate
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement and     Principal   Balance   of   the   Class   B-___
Cut-off Date:                                   Certificates as of the Cut-off Date: $________
[--------------]
First Distribution Date:                        Initial Certificate  Principal Balance of this
[______________]                                Certificate:
                                                $[--------------]
Master Servicer:
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[--------------]                                [--------------]


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES _______

               evidencing a percentage interest in the distributions allocable to the Class B-___ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the

Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Master Servicer, the Company or the Trustee to any obligation or liability in addition to those undertaken in the Agreement, or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             [TRUSTEE],
                                                   as Trustee

                                                   By: ________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                   [TRUSTEE],
                                                   as Certificate Registrar

                                                   By: ________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:  __________________       _______________________________________
                                 Signature by or on behalf of assignor


                                  ______________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL

CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                         [____]% Pass-Through Rate
Class [R-___] Senior
Date of Pooling and Servicing Agreement and     Aggregate   Initial   Certificate    Principal
Cut-off Date:                                   Balance  of  the  Class  R-___   Certificates:
[______________]                                $100.00
First Distribution Date:                        Initial Certificate  Principal Balance of this
[______________]                                Certificate:
                                                $[--------------]
Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation
Assumed Final Distribution Date:                CUSIP
[--------------]                                [--------------]

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES _______

               evidencing a percentage interest in the distributions allocable to the Class R[-__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Series Supplement, dated as specified above, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement" or the "Agreement") among the Company, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the [related] Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

        No transfer of this Class R[-__] Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or subject the Master Servicer, the Company or the Trustee to any obligation or liability in addition to those undertaken in the

Agreement, or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan [in the related Loan Group] subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans [in the related Loan Group] and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the [related] Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans Group [in the related Loan Group].

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                             [TRUSTEE],
                                                   as Trustee

                                                   By: ________________________
                                                   Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                   [TRUSTEE],
                                                   as Certificate Registrar

                                                   By: ________________________
                                                   Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:  __________________       _______________________________________
                                 Signature by or on behalf of assignor


                                  ______________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________-, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT E

                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of _____________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1. INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3. REPRESENTATIONS AND WARRANTIES.

        A. Reciprocal Representations and Warranties.

        The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

        B. Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4. REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6. PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

        Attention:
        Telefacsimile Number: (_____) _____-_________

9. JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                      SELLER/SERVICER
[Corporate Seal]


                                             (Name of Seller/Servicer)
By:                                          By:
   --------------------------------
            (Signature) (Signature) By: By:
            (Typed Name)                                       (Typed Name)
Title:                                       Title:
      -----------------------------

-------------------------------------------------------------------------------

ATTEST:                                      RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]
By:                                          By:
   --------------------------------
            (Signature) (Signature) By: By:
            (Typed Name)                                       (Typed Name)
Title:                                       Title:
      -----------------------------

                                    EXHIBIT F

                          FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:        (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation

Authorized Signature
******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:   [ ] Promissory Note
                      [ ] Primary Insurance Policy
                      [ ] Mortgage or Deed of Trust
                      [ ] Assignment(s) of Mortgage or Deed of Trust
                      [ ] Title Insurance Policy
                      [ ] Other:

Name:______________________
Title:
Date:

                                     G-2-14





                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                 [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series _______, Class R[-__] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.


                                        G-1-2

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        15. (a) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Purchaser has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of Certificates are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                        G-1-3

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                   [NAME OF OWNER]

                                   By:
                                      ----------------------------------------
                                   [Name of Officer]
                                   [Title of Officer]


[Corporate Seal]

ATTEST:

________________________________
[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.


                               NOTARY PUBLIC

                               COUNTY OF
                                         ---------------------------------

                               STATE OF
                                        ----------------------------------

                               My Commission expires the ____ day of _____, 20__ .



                                        G-1-4

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

   Applicability Date: For dates of applicability, see Sec. 1.860E-

(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940

(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

   The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the

Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned


                                        G-1-5
control number 1545-1675.
   The collection of information in this regulation is in Sec. 1.860E -

1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.

The collection of information is mandatory and is required. Otherwise,

the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

   Comments on the collection of information should be sent to the

Office of Management and Budget, Attn: Desk Officer for the Department

of the Treasury, Office of Information and Regulatory Affairs,

Washington, DC, 20503, with copies to the Internal Revenue Service,

Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC

20224. Comments on the collection of information should be received by

September 17, 2002. Comments are specifically requested concerning:

   Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

   The accuracy of the estimated burden associated with the collection of information (see below);
   How the quality, utility, and clarity of the information to be collected may be enhanced;
   How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

   Estimates of capital or start-up costs and costs of operation,


                                        G-1-6
maintenance, and purchase of service to provide information.

   An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

   The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

   Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

   This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue

Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

   Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either


                                        G-1-7
knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

   Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation

requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

   The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future

distributions on the interest; and (3) the present value of the


                                        G-1-8
anticipated tax savings associated with holding the interest as the REMIC generates losses.
   The notice of proposed rulemaking also contained rules for FASITs.

Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

   In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3

I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-

prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic,

taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know,

that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible


                                        G-1-9
transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the

Code.

   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.


                                        G-1-10

Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section

11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section

1274(d). This is a change from the proposed regulation and Rev. Proc.

2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable

Federal rate prescribed in section 1274(d) compounded semiannually"

and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test,

frustrating the intent of the test. Furthermore, the Treasury

Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary


                                        G-1-11
complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and

the Federal short-term rate has been substituted for the applicable

Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates,

provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August

19, 2002.
   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of

FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August

19, 2002.


                                        G-1-12

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.

This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the

Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5

U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson.

However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *


                                        G-1-13

                                   EXHIBIT G-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                   __________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series _______

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, Class R[-__]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _____________________(the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class R[-__] (the "Certificates"), pursuant to
Section 5.02 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding
Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

        2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

        3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R[-__] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes Associated therewith) unless the Seller has conducted such an investigation.

        4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                   Very truly yours,


                                                   (Seller)


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:


                                        G-2-1

                                    EXHIBIT H

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                   ______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series ________

               RE:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B- ]

Ladies and Gentlemen:

        _________________-   (the   "Purchaser")   intends  to   purchase   from
_________________ (the "Seller") $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and _____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

        1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

        2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

        3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

        4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

        5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

        6. The Purchaser

        (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

        (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of Certificates are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a), (b) or (c) above.

                                                   Very truly yours,



                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT I

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                   _________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

               Re:    Mortgage Pass-Through Certificates,
                      Series ________, [Class B-]

Ladies and Gentlemen:

        In connection with the sale by ____________________ (the "Seller") to ____________________ (the "Purchaser") of __________________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series ________, Class (the "Certificates"), issued pursuant to the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,


                                                   (Seller)



                                                   By:
                                                      -------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT J

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

                         ===============================
                         ===============================

        The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

        1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

        2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (the "Agreement") among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________, as trustee, as follows:

               (a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               (b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               (c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

               (d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               (e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

        [3. The Buyer

               (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

               (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

               (c) has provided the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase and holding of Certificates are permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement. ]

        4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                      Print Name of Buyer


By:
   -----------------------------          ----------------------------------
Name:                                     Name:
Title:                                    Title:
Taxpayer Identification                   Taxpayer Identification:
No.                                       No:
    ----------------------------             -------------------------------
Date:                                     Date:
      --------------------------               -----------------------------

                              ANNEX 1 TO EXHIBIT J

          QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [For
               Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

        Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

        Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

        Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

        State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

        ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

        Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

        SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

        Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                              Will the Buyer be purchasing the Rule 144A
Securities only for the Buyer's own account?  _____YES  _____NO

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                                   Print Name of Buyer

                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                                   Date:
                                                         -----------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

        2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

        The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

        3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

        4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

        5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

        6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                                   Print Name of Buyer

                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                                   IF AN ADVISOR:


                                                   Print Name of Buyer

                                                   Date:
                                                         -----------------------

                                    EXHIBIT K

                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII
                   SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

        Section 12.01. Subordinate Certificate Loss Coverage;  Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

        (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

        (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

        (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

        (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

        (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

        Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                           [FORM OF LIMITED GUARANTY]
                                LIMITED GUARANTY
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                       Mortgage Pass-Through Certificates
                                 Series ________

                                                   ___________, 20____


[Trustee]

Attention: Residential Funding Corporation Series ________

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential
Funding and __________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Pass-Through Certificates, Series ________ (the "Certificates"); and

        WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

        WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

        NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

        (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

        2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

        3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

        4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

        5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

        6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

        7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

        8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE CORPORATION

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

Acknowledged by:
[Trustee], as Trustee

By:
   --------------------------
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:
   --------------------------
Name:
Title:

                                    EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                   _____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

                                   [Trustee]

Attention: Residential Funding Corporation Series ________

               Re: Mortgage Pass-Through Certificates, Series ________ Assignment of Mortgage Loan

Ladies and Gentlemen:

        This letter is delivered to you in connection with the assignment by ___________ (the "Trustee") to _____________________ (the "Lender") of
__________________(the "Mortgage Loan") pursuant to Section 3.13(d) of the Series Supplement, dated as of ________________, to the Standard Terms of Pooling and Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing Agreement") among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and such assignment is at the request of the borrower under the related Mortgage Loan.

                                                   Very truly yours,



                                                   (Lender)


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT N

                          FORM OF REQUEST FOR EXCHANGE

                                                   [Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107-2292


               Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series [________]

        Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

        1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

        [2.    Repeat as appropriate.]

        The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

        The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of _______, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and U.S. Bank National Association, as trustee.

                                                   RESIDENTIAL FUNDING
                                                   CORPORATION


                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:

                                    EXHIBIT O

                          FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and U.S. Bank National Association (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*

[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of U.S. Bank National Association (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(f)(I) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___

                                                          Name:_________________
                                                          Title:

                                    EXHIBIT Q

INFORMATION  TO BE  PROVIDED  BY THE  MASTER  SERVICER  TO THE  RATING  AGENCIES
                 RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan

                                  EXHIBIT FIVE

                  CERTIFICATE POLICY OF ASSURED GUARANTY CORP.





ASSURED GUARANTY (GRAPHIC OMITTED)

Assured Guaranty Corp.
1325 Avenue of the Americas
New York, NY 10019
212-974-0100
www.assuredguaranty.com

________________________________________________________________________________

                       FINANCIAL GUARANTY INSURANCE POLICY

INSURED OBLIGATIONS:

        RFMSI Series 2005-S5 Trust, Mortgage              POLICY NO.:  D-2005-53
        Pass-Through Certificates, Series 2005-S5,
        $27,000,000 Class A-2 Certificates
                                                   EFFECTIVE DATE: July 28, 2005


        Assured Guaranty Corp., a Maryland-domiciled insurance company ("Assured Guaranty"), in consideration of the payment of the premium and subject to the terms of this Policy (which includes each endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee, for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts, which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

        Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in Endorsement No. 1 hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations. Payment by Assured Guaranty to the Trustee, for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment. Assured Guaranty shall be subrogated to the rights of each Holder to receive payments in respect of the Insured Obligations to the extent of any payment by Assured Guaranty under this Policy.

        In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest on an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 to this Policy).

        This Policy is non-cancelable by Assured Guaranty for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to taxes or withholding taxes, including interest and penalties in respect of such liability.

        To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind that may be available to Assured Guaranty with respect to the obligation to pay the amounts due hereunder in full.

        This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including without limitation any modification thereto or amendment thereof.

        This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

        THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the endorsement attached hereto.

        IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal, signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

                                             ASSURED GUARANTY CORP.
           [SEAL]

                                             By:    /s/ Stephen Donnarumma
                                             Name:  Stephen Donnarumma
                                             Title: Managing Director

            ENDORSEMENT NO. 1 TO FINANCIAL GUARANTY INSURANCE POLICY

ATTACHED TO AND FORMING A PART OF                  EFFECTIVE DATE: July 28, 2005
FINANCIAL GUARANTY INSURANCE POLICY NO. D-2005-53
ISSUED TO:  U.S. BANK NATIONAL ASSOCIATION, for the Holders of the
RFMSI Series 2005-S5 Trust, Mortgage Pass-Through Certificates,
Series 2005-S5, $27,000,000 Class A-2 Certificates


      This endorsement forms a part of the Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Policy, the provisions of this endorsement shall govern.

SECTION 1.  Definitions

        For purposes of the Policy, the following terms shall have the following meanings:

         "Beneficiary" shall mean the Trustee, on behalf of and for the benefit of, the Holders of the Insured Obligations.

         "Business  Day" shall mean any day other than (i) a Saturday or Sunday,
    (ii) any other day on which banking institutions in the City of New York, the State of Maryland, the State of Minnesota or the city in which the Corporate Trust Office of the Trustee are authorized or required by law, executive order or governmental decree to be closed, or (iii) a day on which the Insurer is closed.

         "Deficiency Amount" shall mean, with respect to the Insured Obligations, the sum of (i) for each Distribution Date, the excess, if any, of Required Distributions over the Available Distribution Amount pursuant to the Pooling Agreement to pay interest allocable to the Class A-2 Certificates on such Distribution Date and (ii) on the Final Scheduled
    Distribution Date or, with the consent of the Insurer, upon the earlier termination of the Trust pursuant to the terms of the Pooling Agreement, the Certificate Principal Balance of the Insured Obligations after giving effect to any distributions on such Distribution Date (other than distributions of Insured Payments); provided, however, that "Deficiency Amount" shall not include any additional amounts owing by the Trust solely as a result of the failure by the Trustee to pay an amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. In addition, "Deficiency Amount" does not include any Prepayment Interest Shortfalls, any Relief Act Shortfalls allocated to the Class A-2 Certificates, any basis risk shortfall and any shortfall attributable to the liability of the Trust, any REMIC or the Trustee for taxes or withholding taxes, including interest and penalties in respect of such liability.

         "Due for Payment" shall mean (i) with respect to Required Distributions, the Distribution Date on which such amount is due and payable (or, in the case of a Realized Loss, is allocated to the Insured Obligations) pursuant to the terms of the Pooling Agreement (without giving effect to any acceleration thereof), (ii) with respect to the amount described in clause (ii) of the definition of "Deficiency Amount", the date on which such amount is due and payable as described in such clause (ii), and (iii) with respect to a Preference Amount, the Business Day on which the documentation required by the Insurer has been Received by the Insurer.

         "Final Scheduled Distribution Date" shall mean the Distribution Date occurring in July 2035.

         "Fiscal Agent" shall have the meaning assigned thereto in Section 4.

         "Holder" shall mean each Certificateholder who, on the applicable Distribution Date, is entitled under the terms of the Insured Obligations to payment thereunder.

         "Insolvency Proceeding" shall mean the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement after the date hereof of any proceedings by or against any Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to any Person.

         "Insured Amount" shall mean, with respect to any Distribution Date and the Insured Obligations, the Deficiency Amount for such Distribution Date and any Preference Amount.

         "Insured Obligation" shall mean the RFMSI Series 2005-S5 Trust, Mortgage Pass-Through Certificates, Series 2005-S5, $27,000,000 Class A-2 Certificates.

         "Insured Payment" shall mean, with respect to any Distribution Date, the aggregate amount paid by the Insurer to the Trustee in respect of (i) Deficiency Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Insurer" shall mean Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Policy.

         "Issuer" shall mean RFMSI Series 2005-S5 Trust.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trustee pursuant to the Pooling Agreement are insufficient for payment in full of such Insured Amount.

         "Notice of Claim" shall mean a notice of claim in the form of Exhibit A hereto.

         "Order" shall mean a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Trust, to the effect that a Holder or the Beneficiary is required to return or repay all or any portion of a Preference Amount.

         "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         "Policy" shall mean Financial Guaranty Insurance Policy No. D-2005-53, together with each and every endorsement thereto.

         "Pooling Agreement" shall mean, collectively, the Series Supplement, dated as of July 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., a Delaware corporation, as depositor, Residential Funding Corporation, a Delaware corporation, as master servicer, and U.S. Bank National Association, a national banking association, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer pursuant to the amendment provisions of such agreement.

         "Preference Amount" shall mean any payment of principal or interest previously distributed by or on behalf of the Trust to a Holder of Insured Obligations, which would have been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment, which has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

         "Receipt" and "Received" shall mean actual delivery to the Insurer prior to 12:00 p.m., New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 p.m., New York City time, on a Business Day, shall be deemed to be "Received" on the next succeeding Business Day. For purposes of this definition, "actual delivery" to the Insurer shall mean (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Insurer at its facsimile number set forth in Section 7. If presentation is made by facsimile transmission, the Beneficiary (i) promptly shall confirm transmission by telephone to the Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section
    7. If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Policy by the Beneficiary is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim hereunder, "Receipt" by the Insurer shall be deemed not to have occurred, and the Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Insurer.

         "Reimbursement Amount" shall mean the amount of all Insured Payments and other payments made by the Insurer pursuant to the Policy which have not been previously repaid (without any interest on such amount).

         "Required Distributions" shall mean, with respect to any Distribution Date, the sum, without duplication, of (i) the Interest Distribution Amount with respect to the Class A-2 Certificates, minus any Prepayment Interest Shortfalls and any Relief Act Shortfalls allocated to the Class A-2 Certificates and minus any basis risk shortfall and any shortfall attributable to the liability of the Trust, any REMIC or the Trustee for taxes or withholding taxes, including interest and penalties in respect of such liability, allocated to the Class A-2 Certificates on such Distribution Date and (ii) the amount of any Realized Loss allocated to the Class A-2 Certificates on such Distribution Date.

         "Term of the Policy" shall mean the period from and including the Effective Date to and including the date on which all Insured Payments have been paid; provided, however, that in the event that any amount with respect to any Insured Payment paid to the Beneficiary pursuant to the Pooling Agreement during the Term of the Policy becomes a Preference Amount, the Insurer's obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Insurer pursuant to the terms hereof.

         "Trustee" shall mean U.S. Bank National Association and its successors and, if a successor trustee is appointed pursuant to the Pooling Agreement, such successor.

      Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Pooling Agreement unless such amendment or modification has been approved in writing by the Insurer pursuant to the amendment provisions of the Pooling Agreement.


SECTION 2.  Claims

      The Beneficiary may make a claim under this Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim hereunder when Received by the Insurer.

      In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted hereunder, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Insurer as contemplated by this Policy (any such amount, a "Recovery"), the Beneficiary immediately shall so notify the Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

      The Insurer will pay each Insured Amount that constitutes a Deficiency Amount to the Beneficiary no later than 10 a.m., New York City time, on the later of (i) the Distribution Date on which such Deficiency Amount becomes Due for Payment or (ii) the second Business Day following Receipt by the Insurer on a Business Day in New York, New York of a Notice of Claim as specified in the second preceding paragraph.

      The Insurer will pay each Insured Amount that constitutes a Preference Amount when due to be paid pursuant to an applicable Order, but in any event no earlier than the fourth Business Day following Receipt by the Insurer from the Beneficiary of (i) a certified copy of such Order, (ii) a certificate by or on behalf of the Beneficiary that such Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Beneficiary, irrevocably assigning to the Insurer all rights and claims of the Beneficiary against the estate of the Trust or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (iv) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Beneficiary directly, unless the Beneficiary has previously paid the Preference Amount over to such court or receiver, conservator, administrator, debtor-in-possession, or trustee in bankruptcy, in which case the Insurer will pay the Beneficiary subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer, and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order.

      Notwithstanding the foregoing paragraph, in no event shall the Insurer be obligated to make any payment in respect of a Preference Amount prior to the date such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Trust in advance of the scheduled payment date therefore, nothing in this Policy shall be deemed to require the Insurer to make any payment hereunder in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

      No claim may be made hereunder except by the Beneficiary.

SECTION 3.  Payments

      Payments due hereunder in respect of Insured Amounts shall be disbursed to the Beneficiary by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

      The Insurer's obligations hereunder in respect of Insured Payments shall be discharged to the extent that funds are transferred to the Beneficiary as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary.


SECTION 4.  Fiscal Agent

      At any time during the Term of the Policy, the Insurer may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer. All payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.


SECTION 5.  Subrogation

      The Insurer shall be subrogated to the rights of each Holder to receive distributions in respect of the Insured Obligations in the priority set forth in the Pooling Agreement to the extent of any payment by the Insurer hereunder. Any payment made by or on behalf of the Trust to, and any amounts received under the Pooling Agreement for the benefit of, the Holders in respect of any Insured Payment forming the basis of a claim hereunder (which claim shall have been paid by the Insurer) shall be received and held in trust for the benefit of the Insurer and shall be paid over to the Insurer in accordance with the Pooling Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Insurer, with any request by the Insurer for action to preserve or enforce the Insurer's rights and remedies in respect of the Trust under the Insured Obligations, any related security arrangements or otherwise, including without limitation any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Trust or the Beneficiary any amounts adjudged due or (iii) transfer to the Insurer, via absolute legal assignment, the Beneficiary's or such Holder's rights in respect of any Reimbursement Amount which may form the basis of a claim hereunder.


SECTION 6.  Assignment

      This Policy may not be assigned by the Beneficiary without the prior written consent of the Insurer.


SECTION 7.  Notices

      All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Insurer with respect to this Policy shall specifically refer to the number of this Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

        if to the Insurer:

               Assured Guaranty Corp.
               1325 Avenue of the Americas
               New York, New York  10019
               Attention:    Risk Management Department
               (RFMSI Series 2005-S5 Trust, Policy No. D-2005-53)
               Telephone: (212) 974-0100 Telecopier: (212) 581-3268

               With a copy to the General Counsel at the above address and telecopier number.

               In each case in which a demand, notice or other communication to Assured Guaranty refers to a Default, an Event of Default, a claim on this Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate "URGENT MATERIAL ENCLOSED".

        if to the Beneficiary:

               U.S. Bank National Association
               U.S. Bank Corporate Trust Services
               60 Livingston Avenue
               EP-MN-WS3D
               St. Paul, Minnesota 55107-2292
               Attn:  Structured Finance - RFMSI Series 2005-S5

      The Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Insurer shall be effective only upon Receipt by the Insurer.


SECTION 8.  Premiums

      The Beneficiary shall pay or cause to be paid to the Insurer the premium payable to the Insurer in respect of this Policy as set forth in the premium letter, dated the date hereof, relating to this Policy.


SECTION 9.  Termination

      This Policy and the obligations of the Insurer hereunder shall terminate upon the expiration of the Term of the Policy.


SECTION 10.  No Waiver

      No waiver of any rights or powers of the Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Insurer or Beneficiary, as applicable. The waiver of any right by the Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.

SECTION 10.  Submission to Jurisdiction

      The Insurer hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court which hears appeals from any such court, in any action, suit or proceeding brought against it in connection with its obligations under this Policy, or for recognition or enforcement of any judgment with respect thereto, and the Insurer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such United States federal court. The Insurer agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, or in any other manner provided by applicable law. To the extent permitted by applicable law, the Insurer hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of such courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, (iii) that the venue of the suit, action or proceeding is improper or (iv) that the subject matter thereof may not be litigated in or by such courts.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer to become effective and binding upon Assured Guaranty by virtue of such signature.

                                        ASSURED GUARANTY CORP.



                                        By:    /s/ Stephen Donnarumma
                                        Name:  Stephen Donnarumma
                                        Title: Managing Director

                                    EXHIBIT A
         NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS



                                  [Insert Date]




Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York   10019
Attention: General Counsel


     Reference is made to Financial Guaranty Insurance Policy No. D-2005-53 (the "Policy") issued by Assured Guaranty Corp. (the "Insurer"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Policy and the Series Supplement, dated as of July 1, 2005, to the Standard Terms of Pooling and Servicing Agreement, dated as of May 1, 2005, among Residential Funding Mortgage Securities I, Inc., a Delaware corporation, as depositor, Residential Funding Corporation, a Delaware corporation, as master servicer, and U.S. Bank National Association, a national banking association, as trustee (together, the "Pooling Agreement"), as the case may be, unless the context otherwise requires.

     The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Insurer that:

(i) The Trustee is the Trustee under the Pooling Agreement for the Holders.

(ii) The relevant Distribution Date is [insert applicable payment date].

(iii) The amount due under clause (i) of the definition of Deficiency Amount for such Distribution Date is
    $__________.

(iv) The amount due under clause (ii) of the definition of Deficiency Amount for such Distribution Date is
    $__________.

(v) The sum of the amounts listed in paragraphs (iii) and (iv) above is $__________ (the "Deficiency Amount").

(vi) The amount of previously distributed payments in respect of an Insured Obligation that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to an Insolvency Proceeding in accordance with a final nonappealable order of a court having competent jurisdiction is $______________ (the "Preference Amount").

(vii) The total Insured Amount due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

(viii) The Trustee is making a claim under the Policy for the Insured Amount.

(ix) The Beneficiary agrees that, following payment by the Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will insure that such funds are not applied for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Policy, and the proceeds of such claim.

        Payment should be made by wire transfer to the following account:

         U.S. Bank National Association
         ABA No.:     091000022
         Account No:  1731-0332-2058
         Reference:   RFMSI 2005-S5
         Account:     ______________

        Upon payment of the applicable Deficiency Amount(s), the Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth on the face page to the Policy and Section 5 of Endorsement No. 1 thereto.

        This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary to the Insurer.

        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


        IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.



                                         U.S.      BANK       NATIONAL
                                         ASSOCIATION, as Trustee


                                        By:  ______________________________
                                      Name:
                                     Title: